UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Blockbuster Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July [    ], 2004

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Blockbuster Inc. to be held at The New York Palace Hotel, 455 Madison Avenue, Le Cirque 2000 in the L’Orangerie Room, New York, New York, on Tuesday, July 20, 2004, at 11:00 a.m., Eastern Time.

The attached Notice of Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. Directors and officers of Blockbuster will be present to help host the meeting and to respond to any questions that our stockholders may have. I hope you will be able to attend.

Blockbuster’s Board of Directors believes that a favorable vote on each of the matters to be considered at the meeting is in the best interests of Blockbuster and its stockholders and unanimously recommends a vote “FOR” each such matter. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy card promptly.

Please complete, sign, date and return the enclosed proxy card without delay. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

I look forward to seeing you at the meeting.

Sincerely,

John F. Antioco
Chairman of the Board and Chief Executive Officer

Blockbuster Inc. • Renaissance Tower • 1201 Elm Street • Dallas, TX 75270-2102 • Phone: (214) 854-3000

BLOCKBUSTER INC.

1201 Elm Street

Dallas, Texas 75270

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 20, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Blockbuster Inc., a Delaware corporation, will be held at The New York Palace Hotel, 455 Madison Avenue, Le Cirque 2000 in the L’Orangerie Room, New York, New York, on Tuesday, July 20, 2004, at 11:00 a.m., Eastern Time, for the following purposes:

(1)	The election of three Class II directors;

(2)	The adoption of the Second Amended and Restated Certificate of Incorporation of Blockbuster Inc.;

(3)	The approval of the Blockbuster Inc. Amended and Restated 1999 Long-Term Management Incentive Plan;

(4)	The approval of the Blockbuster Inc. 2004 Long-Term Management Incentive Plan;

(5)	The approval of the Blockbuster Inc. Amended and Restated Senior Executive Short-Term Incentive Plan;

(6)	The approval of the Blockbuster Inc. Compensation Plan for Non-Employee Directors (the “Non-Employee Director Compensation Plan”);

(7)	The approval of the Blockbuster Inc. Amended and Restated Chairman’s Award Plan;

(8)	The ratification of the appointment of PricewaterhouseCoopers LLP as Blockbuster’s independent auditors for fiscal 2004; and

(9)	The transaction of such other business as may properly come before the meeting or any adjournment thereof.

The close of business on June 15, 2004 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. For a period of at least ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at Blockbuster’s corporate headquarters located at 1201 Elm Street, Dallas, Texas 75270.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM.

By Order of the Board of Directors,

Marilyn R. Post
Vice President and Secretary

Dallas, Texas

July [    ], 2004

BLOCKBUSTER INC.

1201 Elm Street

Dallas, Texas 75270

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 20, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Blockbuster Inc. for use at the Annual Meeting of Stockholders of the Company to be held at The New York Palace Hotel, 455 Madison Avenue, Le Cirque 2000 in the L’Orangerie Room, New York, New York, on Tuesday, July 20, 2004, at 11:00 a.m., Eastern Time, or at such other time and place to which the meeting may be adjourned. The approximate date on which this Proxy Statement and accompanying proxy are first being sent or given to stockholders is July [    ], 2004. Blockbuster Inc. will be referred to as “Blockbuster” or the “Company” in this Proxy Statement.

All shares represented by valid proxies, unless the stockholder specifies otherwise, will be voted as follows:

•	FOR the election of the three persons named under “Proposal I—Election of Directors” as nominees for election as Class II directors;

•	FOR the proposal to adopt the Second Amended and Restated Certificate of Incorporation of Blockbuster Inc.;

•	FOR the proposal to approve the Blockbuster Inc. Amended and Restated 1999 Long-Term Management Incentive Plan (“Amended and Restated LTMIP”);

•	FOR the proposal to approve the Blockbuster Inc. 2004 Long-Term Management Incentive Plan (the “2004 LTMIP”);

•	FOR the proposal to approve the Blockbuster Inc. Amended and Restated Senior Executive Short-Term Incentive Plan (the “Amended and Restated Senior Executive STIP”);

•	FOR the proposal to approve the Blockbuster Inc. Compensation Plan for Non-Employee Directors (the “Non-Employee Director Compensation Plan”);

•	FOR the proposal to approve the Blockbuster Inc. Amended and Restated Chairman’s Award Plan; and

•	FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2004.

The Board of Directors knows of no other business to be presented at the meeting. If any other business is properly presented, the persons named in the enclosed proxy have authority to vote on such matters in accordance with such persons’ discretion. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly.

A stockholder executing a proxy retains the right to revoke it at any time prior to exercise at the meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy, or by voting the shares in person at the meeting.

VOTING SECURITIES AND RECORD DATE

The Company has two classes of common stock outstanding: Class A Common Stock, which is entitled to one vote per share; and Class B Common Stock, which is entitled to five votes per share. Except as discussed below under “Quorum and Voting—Required Vote—Proposal II” with respect to the proposal to adopt the

Second Amended and Restated Certificate of Incorporation of Blockbuster Inc., the holders of Class A Common Stock and Class B Common Stock vote together as a single class on the matters to be considered at the meeting, and their votes are counted and totaled together. The record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof was the close of business on June 15, 2004, at which time the Company had issued and outstanding 37,097,626 shares of Class A Common Stock and 144,000,000 shares of Class B Common Stock.

As of the record date, Viacom Inc. beneficially owned 3,600,352 shares of the Company’s Class A Common Stock and all of the outstanding shares of the Company’s Class B Common Stock, which constitutes approximately 95.6% of the combined voting power of the Company. As a result, Viacom is able, acting alone, to approve the proposals submitted for approval at the meeting. Viacom has agreed that it will vote in favor of each of the proposals listed above.

Viacom’s Board of Directors has authorized the divestiture of its approximately 81.5% equity interest in the Company. In connection with the divestiture, the Company filed a Registration Statement on Form S-4 with the Securities and Exchange Commission on June 18, 2004. As a result of the divestiture, Blockbuster will be an independent entity.

QUORUM AND VOTING

The presence at the meeting, in person or by proxy, of the stockholders of record entitled to cast at least a majority of the votes that all stockholders are entitled to cast is necessary to constitute a quorum. Each vote represented at the meeting in person or by proxy will be counted toward a quorum. If a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained.

Broker Voting

Brokers holding shares of record for a customer have the discretionary authority to vote on some matters if they do not receive timely instructions from the customer regarding how the customer wants the shares voted. There are also some matters with respect to which brokers do not have discretionary authority to vote if they do not receive timely instructions from the customer. When a broker does not have discretion to vote on a particular matter and the customer has not given timely instructions on how the broker should vote, what is referred to as a “broker non-vote” results. Any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, but would be treated as not entitled to vote with respect to that matter. Therefore, a broker non-vote would not count as a vote in favor of or against a particular matter and, accordingly, would not affect the outcome of the vote. Brokers will have discretionary authority to vote on Proposals I and VIII in the absence of timely instructions from their customers. Brokers will not have discretionary authority to vote on Proposals II through VII.

Required Vote

Proposal I

To be elected, each nominee for election as a Class II director must receive the affirmative vote of a plurality of the votes of the shares of Common Stock present or represented at the meeting and entitled to vote on such proposal. Votes may be cast in favor of or withheld with respect to each nominee. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation of votes for such proposal and, therefore, will not affect the outcome of the vote on such proposal.

Proposal II

Approval of the amendments to the Company’s Amended and Restated Certificate of Incorporation, as proposed to be effected by the adoption of the Second Amended and Restated Certificate of Incorporation of the Company, requires the affirmative vote of not less than 75% of the combined voting power of the shares of Class A Common Stock and Class B Common Stock outstanding and entitled to vote thereon and the vote of the holders of a majority in voting power of the shares of Blockbuster’s Class B Common Stock outstanding as of the Record Date, voting as a separate class. Abstentions may be specified on Proposal II and will have the same effect as a vote against such proposal.

Proposals III through VIII

Each of the proposals to (i) approve the Amended and Restated LTMIP, (ii) approve the 2004 LTMIP, (iii) approve the Amended and Restated Senior Executive STIP, (iv) approve the Non-Employee Director Compensation Plan, (v) approve the Amended and Restated Chairman’s Award Plan and (vi) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2004 requires the affirmative vote of the holders of a majority of the votes of the Common Stock present or represented at the meeting and entitled to vote on such proposals. The rules of the New York Stock Exchange further require that at least a majority of the votes of shares of Common Stock entitled to vote must be cast with respect to the proposal to approve the 2004 LTMIP, and approval of such proposal requires the affirmative vote of the holders of a majority of the votes so cast. Abstentions may be specified on each of proposals III through VIII and will have the same effect as a vote against such proposals.

PROPOSAL I

ELECTION OF DIRECTORS

The Company’s Amended and Restated Certificate of Incorporation provides for a Board of Directors divided into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year at the Company’s Annual Meeting of Stockholders. Each class of directors is elected for a term of three years, except in the case of elections to fill vacancies or newly created directorships.

Based on the recommendation of the Nominating Committee, the Board of Directors has proposed three nominees for election as Class II directors to be elected for terms expiring at the Company’s Annual Meeting of Stockholders in 2007 or until their successors have been elected and qualified. All duly submitted and unrevoked proxies will be voted for the nominees set forth below, except where authorization to so vote is withheld. If, for any reason, any of the nominees becomes unavailable for election, the holders of the proxies may exercise discretion to vote for substitutes proposed by the Board of Directors. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected. Proxies cannot be voted for more than three nominees.

Effective as of the time that Viacom owns shares representing not more than 50% of the total voting power of the Company, the members of the Board of Directors of the Company who are also directors or officers of Viacom will resign from the Company’s Board of Directors. These individuals are: Sumner M. Redstone, Chairman of the Board of Directors and Chief Executive Officer of Viacom; Richard J. Bressler, Senior Executive Vice President and Chief Financial Officer of Viacom; Philippe P. Dauman, member of Viacom’s board of directors; and Michael D. Fricklas, Executive Vice President, General Counsel and Secretary of Viacom. In accordance with the Company’s bylaws, these vacancies may be filled by a vote of the majority of the Company’s directors remaining in office. The Board of Directors of the Company has not yet identified the individuals who will fill these vacancies or what changes, if any, it will make to the size of the Board of Directors.

Information concerning the three nominees proposed by the Board of Directors for election as Class II directors, along with information concerning the present Class III and Class I directors whose terms of office will continue after the meeting, is set forth below.

The nominees for election as Class II directors are as follows:

Class II Nominees—Terms Expiring in 2007

Name	Age	Current Position
Michael D. Fricklas	44	Director
John L. Muething	82	Director
Sumner M. Redstone	81	Director

The present directors whose terms are scheduled to expire after 2004 are as follows:

Class III Directors—Terms Expiring in 2005

Name	Age	Current Position
John F. Antioco	54	Chairman of the Board and Chief Executive Officer
Linda Griego	56	Director

Class I Directors—Terms Expiring in 2006

Name	Age	Current Position
Richard J. Bressler	46	Director
Jackie M. Clegg	42	Director
Philippe P. Dauman	50	Director

Set forth below is a description of the background of each of the directors of the Company.

John F. Antioco has served as the Company’s Chairman of the Board of Directors and Chief Executive Officer since 1997 and served as its President from 1997 until 2001. From 1996 until 1997, Mr. Antioco served as President and Chief Executive Officer for Taco Bell Corporation. Mr. Antioco serves as Chairman of the Board of Directors of Main Street and Main Incorporated and is a member of the Board of Governors of the Boys & Girls Clubs of America.

Richard J. Bressler was elected as a director of the Company in May 2001. Mr. Bressler has served as Senior Executive Vice President and Chief Financial Officer of Viacom Inc. since 2001. Prior to joining Viacom Inc., Mr. Bressler served as Executive Vice President of AOL Time Warner Inc. and Chief Executive Officer of AOL Time Warner Investments. Prior to that, Mr. Bressler served in various capacities with Time Warner Inc., including Chairman and Chief Executive Officer of Time Warner Digital Media. He also served as Executive Vice President and Chief Financial Officer of Time Warner Inc. from 1995 until 1999. Mr. Bressler serves on the National Advisory Committee of JPMorgan Chase.

Jackie M. Clegg was appointed as a director of the Company in July 2003. In September 2001, she formed the international strategic consulting firm Clegg International Consultants, LLC specializing in emerging markets. In July 2001, Ms. Clegg stepped down as Vice Chairman and First Vice President of the Export-Import Bank of the United States, after serving in that role since June 1997. She also served as its Chief Operating Officer from January 1999 through fiscal year 2000. Ms. Clegg serves on the Board of Directors of the Chicago Board of Trade.

Philippe P. Dauman was elected as a director of the Company in January 1995. Mr. Dauman has served as a director of Viacom Inc. since 1987 and has been Co-Chairman and Chief Executive Officer of DND Capital Partners, L.L.C., a private equity firm, since 2000. Mr. Dauman served as Deputy Chairman of Viacom Inc. from 1996 until 2000 and as its Executive Vice President from 1994 until 2000. From 1993 until 1998, Mr. Dauman also served as General Counsel and Secretary of Viacom Inc. Mr. Dauman is a director of Lafarge North America Inc. and National Amusements, Inc.

Michael D. Fricklas was appointed as a director of the Company in June 2004. Mr. Fricklas has served as Executive Vice President, General Counsel and Secretary of Viacom Inc. since May 2000. From October 1998 to May 2000, he served as Senior Vice President, General Counsel and Secretary of Viacom Inc. and from July 1993 to October 1998, he served as Vice President, Deputy General Counsel of Viacom Inc.

Linda Griego was elected as a director of the Company in July 1999. Ms. Griego has served as President of Zapgo Entertainment Group, LLC, a television programming production company, since 1997 and is the Managing General Partner of Engine Co. No. 28, a restaurant that she founded in 1988. From July 1999 until January 2000, Ms. Griego served as the interim President and Chief Executive Officer of the Los Angeles Community Development Bank, a $430 million federally funded community bank. From 1994 until 1997, Ms. Griego served as President and Chief Executive Officer of Rebuild LA, Inc., an economic development corporation. Ms. Griego is a director of Granite Construction Incorporated and Southwest Water Company and also serves as a Los Angeles director of the Federal Reserve Bank of San Francisco.

John L. Muething was elected as a director of the Company in July 1999. Mr. Muething has been Of Counsel to the Cincinnati, Ohio law firm of Keating, Muething & Klekamp since 1986. He also served as a director of Spelling Entertainment Group Inc. from 1992 until 1999.

Sumner M. Redstone was elected as a director of the Company in May 1999. Mr. Redstone has been a director of Viacom Inc. since 1986 and Chairman of the Board of Viacom Inc. since 1987 and acquired the title of Chief Executive Officer of Viacom Inc. in 1996. Mr. Redstone has served as Chairman of the Board of National Amusements, Inc. since 1986 and as its Chief Executive Officer since 1967. He also served as President of National Amusements, Inc. from 1967 through 1999. Mr. Redstone is a member of the Advisory Council for the Academy of Television Arts and Sciences Foundation and is on the Board of Trustees for The Museum of Television and Radio. Mr. Redstone served as the first Chairman of the Board of the National Association of Theatre Owners and is currently a member of its Executive Committee. Since 1982, Mr. Redstone has been a member of the faculty of Boston University Law School, where he has lectured on entertainment law, and since 1994, he has been a Visiting Professor at Brandeis University. He has also been a frequent lecturer at colleges, including Harvard Law School. Mr. Redstone graduated from Harvard University in 1944 and received an LL.B. from Harvard University School of Law in 1947. Upon graduation, Mr. Redstone served as Law Secretary with the U.S. Court of Appeals, and then as a Special Assistant to the U.S. Attorney General.

The Board of Directors recommends a vote FOR the election of the nominees for Class II Director named above.

CORPORATE GOVERNANCE

The business of the Company is managed under the direction of its Board of Directors. The Board of Directors meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between regularly scheduled meetings. The Board of Directors met seven times and acted by unanimous written consent eight times during the 2003 fiscal year. During the 2003 fiscal year, each member of the Board of Directors participated in at least 75% of the aggregate number of Board meetings and applicable committee meetings held during the period for which he or she was a director.

In January 2004, the Board of Directors adopted Corporate Governance Guidelines of the Company. A copy of the Company’s Corporate Governance Guidelines is available on the Company’s website at http://investor.blockbuster.com and is also available in print to any stockholder who sends a request to Blockbuster Inc., Attn: Investor Relations, 1201 Elm Street, Dallas, TX 75270.

Business Conduct Statement and Supplemental Code of Ethics

In January 2004, the Board of Directors adopted a Business Conduct Statement that applies to all of the Company’s employees and directors and a Supplemental Code of Ethics that applies specifically to the Company’s Chief Executive Officer, Chief Financial Officer and Controller (the “Senior Financial Officers”). The Business Conduct Statement and the Supplemental Code of Ethics are available on the Company’s website at http://investor.blockbuster.com and are also available in print to any stockholder who sends a request to Blockbuster Inc., Attn: Investor Relations, 1201 Elm Street, Dallas TX 75270. The Company intends to disclose any amendment to or waiver from the Supplemental Code of Ethics applicable to any Senior Financial Officer on a Form 8-K or on its website at http://investor.blockbuster.com.

Independence of Directors

Based on information solicited from each director and upon the advice and recommendation of the Company’s Nominating and Corporate Governance Committees, the Board of Directors has determined that three of its eight members, Jackie M. Clegg, Linda Griego and John L. Muething, are “independent” directors as defined by the applicable rules of both the New York Stock Exchange, as currently in effect, and the Securities and Exchange Commission. In addition, the Board of Directors has determined that each of these directors is also “independent,” as defined under the New York Stock Exchange’s new corporate governance standards, which are discussed in the next paragraph.

The Securities and Exchange Commission recently approved new corporate governance standards for companies listed on the New York Stock Exchange. These standards will become effective for the Company on July 20, 2004, the date of the Company’s 2004 Annual Meeting of Stockholders. These new corporate governance standards require listed companies to, among other things, have (i) a majority of independent directors; (ii) a nominating/corporate governance committee composed entirely of independent directors; and (iii) a compensation committee composed entirely of independent directors. “Controlled companies,” as defined by such rules, may take advantage of exemptions with respect to any or all of these requirements. The Company’s Board of Directors has determined that Blockbuster is a controlled company on the basis that Viacom Inc. beneficially owns more than 50 percent of the voting power in the Company. To comply with the New York Stock Exchange’s new corporate governance standards, the Company intends to initially rely on the exemption for controlled companies with respect to the requirements described in (i) and (ii) above. The Company’s Senior Executive Compensation Committee is composed entirely of independent directors in accordance with its charter and the new corporate governance standards of the New York Stock Exchange.

Executive Sessions and the Presiding Director

The Corporate Governance Guidelines of the Company provide for regular executive sessions of the non-management directors without management participation, as well as regular executive sessions where independent directors meet separately. Consistent with the rules of the New York Stock Exchange, a “non-management director” is a director who is not an “officer” of the Company within the meaning of Rule 16a-1(f) under the Securities Act of 1933, as amended. An “independent director” is a director who is “independent,” as defined by the rules of the New York Stock Exchange. The Corporate Governance Guidelines of the Company designate the Chair of the Audit Committee as the presiding director at such meetings.

Communications with Directors

Stockholders and other interested parties may communicate directly with the Audit Committee and the Board’s non-management directors by calling The Network hotline at 1-888-441-WORD. The Chair of the Audit Committee, who is also the presiding director for meetings of non-management directors, has been designated to directly receive such communications. In addition, stockholders may send communications to the Board of Directors by mail, by writing to Board of Directors, Blockbuster Inc., 1201 Elm Street, Dallas, TX 75270. The Executive Vice President and General Counsel of the Company receives all such mailed communications initially and forwards all such communications to the applicable director or directors.

Director Attendance at Annual Meetings

The Company’s Corporate Governance Guidelines, as adopted in January 2004, provide that directors are expected to attend the Company’s Annual Meeting of Stockholders. At the Company’s last meeting, which was held on May 20, 2003, three directors were in attendance.

Committees of the Board of Directors

The Board of Directors has established standing audit, senior executive compensation, compensation, nominating and corporate governance committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of each of these committees and their current members, as well as the number of meetings held by these committees during the 2003 fiscal year, are described below. The Board of Directors has adopted written charters for each of these committees, which charters are available on the Company’s website at http://investor.blockbuster.com and are also available in print to any stockholder who sends a request to Blockbuster Inc., Attn: Investor Relations, 1201 Elm Street, Dallas, TX 75270. In addition to the standing committees, the Board of Directors established a special committee of disinterested directors in November 2003 to assist the Company with a possible change in control transaction involving the Company.

Audit Committee

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to (i) the quality and integrity of the Company’s financial reports and other financial information provided by the Company to its stockholders, the public and others; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditors’ qualifications, independence and performance; and (iv) the performance of the Company’s internal audit function, including its systems of internal controls. The Audit Committee’s duties and responsibilities include:

•	direct responsibility for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors, including the authority to pre-approve all services to be provided by the independent auditors and the related fees;

•	reviewing the scope and results of the independent auditors’ audit of the Company’s annual financial statements and the proposed scope and plan of the work to be done by the Company’s internal audit group;

•	reviewing and discussing with management and the Company’s independent auditors the Company’s annual audited financial statements and quarterly financial statements;

•	reviewing and discussing with management, the Company’s independent auditors and the Company’s internal audit group the adequacy and effectiveness of the Company’s system of internal controls; and

•	reviewing material legal matters and the adequacy and effectiveness of the Company’s procedures to ensure compliance with its legal and regulatory responsibilities.

The Board of Directors has adopted a written charter for the Audit Committee. A copy of the charter, as amended in January 2004, is attached to this Proxy Statement as Appendix A.

The Audit Committee consists of three directors. The current members of the Audit Committee are Ms. Griego (Chair), Ms. Clegg, and Mr. Muething. The Board of Directors has determined that each of these directors is “independent” as defined by the applicable rules of both the New York Stock Exchange, as currently in effect, and the Securities and Exchange Commission. In addition, the Board of Directors has determined that each of these directors is also “independent,” as defined under the New York Stock Exchange’s new corporate governance standards, as discussed in more detail above under “—Independence of Directors.” The Board of Directors also has determined that each of these directors is “financially literate” as interpreted by the Board of Directors in its business judgment and that Ms. Clegg further qualifies as an “audit committee financial expert,” as such term is defined in the applicable rules of the Securities and Exchange Commission.

Mr. Dauman served as an additional member of the Audit Committee during 2003. Although Mr. Dauman served as an executive officer of Viacom Inc. until May 2000, the Board of Directors determined in its business judgment that Mr. Dauman’s membership on the Audit Committee was required by the best interests of the Company and its stockholders due to his extensive industry and business expertise. The Board of Directors also determined in its business judgment that Mr. Dauman’s former position as an executive officer of Viacom Inc. did not interfere with his exercise of independent judgment. Therefore, Mr. Dauman was appointed a member of the Audit Committee during 2003 pursuant to the override provision contained in the New York Stock Exchange rules effective at such time. In anticipation of the effectiveness of the new corporate governance standards of the New York Stock Exchange relating to independence, Mr. Dauman resigned from the Audit Committee in February 2004. The Audit Committee met fifteen times during the 2003 fiscal year.

The Audit Committee has established pre-approval policies and procedures with respect to audit and non-audit services by the Company’s independent auditors, which are described below under “Audit Committee and Independent Auditors—Pre-Approval Policies and Procedures.”

Senior Executive Compensation Committee

The functions of the Senior Executive Compensation Committee include: (i) reviewing and approving the compensation of the Company’s executives; (ii) making recommendations to the Board of Directors of the Company with respect to non-CEO compensation, incentive compensation plans and equity-based plans; (iii) reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer and evaluating the Chief Executive Officer’s performance in light of those goals and objectives; and (iv) approving the compensation level for the Chief Executive Officer. Mr. Muething (Chair), Ms. Clegg and Ms. Griego are members of the Senior Executive Compensation Committee. The Senior Executive Compensation Committee met five times and acted by unanimous written consent three times during the 2003 fiscal year.

Compensation Committee

Subject to the authority of the Board of Directors, and except with respect to matters entrusted to the Company’s Senior Executive Compensation Committee, the functions of the Compensation Committee include: (i) assisting management in defining and overseeing the Company’s general compensation practices; (ii) reviewing and approving the forms of employment agreements for employees at the level of vice president and above; (iii) approving the Company’s incentive compensation plans, subject to stockholder approval where appropriate; and (iv) overseeing certain of the Company’s other employee benefit programs. Messrs. Dauman (Chair), Muething and Redstone, and Ms. Clegg and Ms. Griego are members of the Compensation Committee. The Compensation Committee met five times during the 2003 fiscal year.

Nominating Committee

The Board of Directors established a Nominating Committee in February 2003. The primary functions of the Nominating Committee include: (i) assisting the Board of Directors by identifying individuals qualified to become Board members and (ii) recommending to the Board of Directors the director nominees for election at each annual meeting of stockholders.

The Nominating Committee adopted a Nominating Committee Policy for Identifying and Evaluating Candidates for Directorships in February 2004. In accordance with such policy, the Nominating Committee evaluates candidates for director nominees in the context of the current composition of the Board of Directors, taking into account all factors it considers appropriate, including but not limited to the characteristics of independence, diversity, age, skills, experience, availability of service to Blockbuster, tenure of incumbent directors on the Board and the Board of Director’s anticipated needs. The Nominating Committee believes that, at a minimum, all directors, as well as any nominating committee-recommended nominee, should have (i) high personal and professional integrity, (ii) the ability to read and understand basic financial statements, (iii) the ability to exercise sound business judgment, (iv) an understanding of the Company’s business and the industry in which it operates, (v) a commitment to enhancing stockholder value and (vi) willingness and sufficient time to carry out their responsibilities as a member of the Board of Directors. In addition, at least one member of the Board of Directors should have accounting or related financial management expertise as determined in the Board’s business judgment.

The Nominating Committee may rely on various resources to identify potential director nominees, including any input by the Company’s current officers or directors, professional search firms or other persons. During 2004, the Nominating Committee retained Spencer Stuart to assist the Company in identifying and evaluating potential director nominees. The Nominating Committee will also consider director nominees recommended by the stockholders of the Company when properly submitted in accordance with the Company’s bylaws. The procedures to be followed for any such recommendations are described further below under “Stockholder Proposals.” The Nominating Committee will review and evaluate such stockholder nominations taking into account the same considerations as are taken into account for other nominees. As of the date of this Proxy Statement, the Company has not received any recommendations from stockholders for nominees for the Board of Directors.

Mr. Antioco (Chair), Ms. Griego and Mr. Redstone are members of the Nominating Committee. The Board of Directors has determined that Ms. Griego is “independent,” as defined by both the applicable rules of the New York Stock Exchange, as currently in effect, and the Securities and Exchange Commission. In addition, the Board of Directors has determined that each of these directors is also “independent,” as defined under the New York Stock Exchange’s new corporate governance standards, as discussed in more detail above under “—Independence of Directors.” The Nominating Committee met one time during the 2003 fiscal year.

Corporate Governance Committee

The Board of Directors established a Corporate Governance Committee in February 2003. The primary functions of the Corporate Governance Committee include: (i) monitoring significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies; (ii) reviewing the criteria to be used in connection with the self-evaluations of the Board of Directors and each of its committees and overseeing the evaluation of the Board of Directors and management; and (iii) developing and recommending to the Board of Directors and administering the Corporate Governance Guidelines of the Company. Ms. Griego (Chair), Mr. Antioco and Mr. Redstone are members of the Corporate Governance Committee. The Corporate Governance Committee met two times during the 2003 fiscal year.

Special Committee

The Board of Directors established a non-standing special committee in November 2003 in connection with Viacom’s potential divestiture of its equity interest in the Company, as discussed in more detail above under “Voting Securities and Record Date.” The functions of the Special Committee include reviewing, evaluating, and making recommendations to the Board of Directors with respect to such possible transaction. Ms. Clegg (Chair), Ms. Griego and Mr. Muething are members of the Special Committee.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the number of shares of Viacom Inc. and Blockbuster Class A and Class B Common Stock beneficially owned by (i) the Company’s Chief Executive Officer and each of the Company’s four other most highly compensated executive officers who were serving as such on December 31, 2003 (based on salary and bonus earned during fiscal 2003), who will be referred to in this Proxy Statement as the “named executive officers”; (ii) each current director and each nominee for director of the Company; and (iii) all directors and current executive officers of the Company as a group. The following table also sets forth information with respect to the number of shares of Blockbuster Common Stock beneficially owned by each person known by the Company to beneficially own more than five percent (5%) of the outstanding shares of its Common Stock. Except as otherwise noted, (i) the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, and (ii) ownership is as of March 31, 2004.

As of March 31, 2004, there were 132,134,587 shares of Viacom Class A Common Stock outstanding, 1,604,428,716 shares of Viacom Class B Common Stock outstanding, 37,058,607 shares of Blockbuster Class A Common Stock outstanding and 144,000,000 shares of Blockbuster Class B Common Stock outstanding.

Name	Title of Equity Securities	Beneficial Ownership of Equity Securities
		Number of Outstanding Shares		Number of Shares Underlying Options or Conversion Rights(1)	Percent of Class
John F. Antioco	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	— 5,112 34,021 —	(2) (2)	— 655,974 1,551,330 —	— * 4.1 —%
Richard J. Bressler	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	— 155 — —	(3)	— 1,050,000 — —	— * — —
Jackie M. Clegg	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	— — 1,499 —		— — — —	— — * —
Philippe P. Dauman	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	2,121 17,563 3,704 —	(3)(4) (3)(5)	— 22,000 — —	* * * —
Michael D. Fricklas	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	46 1,367 — —	(3) (3)	— 462,500 — —	* * — —
Linda Griego	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	— — 6,887 —		— — 13,200 —	— — * —
John L. Muething	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	— — 10,387 —		— — 14,000 —	— — * —

Name	Title of Equity Securities	Beneficial Ownership of Equity Securities
		Number of Outstanding Shares		Number of Shares Underlying Options or Conversion Rights(1)		Percent of Class
Sumner M. Redstone(6)	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	93,658,908 104,345,171 3,576,145 144,000,000	(7) (7) (8) (8)	— 10,562,500 144,000,000 —	(8)	70.9 7.1 81.5 100.0	% % % %
Nicholas P. Shepherd	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	— — 1,250 —		— 9,000 133,000 —		— * * —
Edward B. Stead	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	— — 85 —	(2)	— 37,500 217,100 —		— * * —
Nigel Travis	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	80 748 1,710 —		— 103,750 385,815 —		* * 1.0 —%
Larry J. Zine	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	— 2,017 1,078 —	(2) (2)	— 77,500 409,832 —		— * 1.1 —%
American Century Investment Management, Inc.(9) American Century Companies, Inc.(9) American Century Mutual Funds, Inc.(9)	Blockbuster Class A Common	6,648,973	(10)	—		17.9%
Goldman Sachs Asset Management, L.P.(11)	Blockbuster Class A Common	3,476,043	(12)	—		9.4%
Husic Capital Management(13) Frank J. Husic & Co.(13) Frank J. Husic(13)	Blockbuster Class A Common	1,857,600	(14)	—		5.0%
LSV Asset Management(15)	Blockbuster Class A Common	3,874,564	(16)	—		10.5%
Mellon Financial Corporation(17) Mellon Trust of New England, National Association(17)	Blockbuster Class A Common	2,567,162	(18)	—		6.9%
Viacom Inc.(19) Viacom International Inc.(19) NAIRI, Inc. (20) National Amusements, Inc.(20)	Blockbuster Class A Common Blockbuster Class B Common	3,576,145 144,000,000	(8) (8)	144,000,000 —	(8)	81.5 100.0	% %
Current directors and current executive officers as a group other than Mr. Redstone (14 persons) (21)	Viacom Class A Common Viacom Class B Common Blockbuster Class A Common Blockbuster Class B Common	2,305 27,103 62,192 —	(22) (23) (2)	— 2,482,224 3,084,477 —		* * 7.8 —%

*	Less than 1%.
(1)	Amounts indicated reflect shares subject to stock options that, on March 31, 2004, were unexercised but were exercisable within a period of 60 days from that date; except that amounts of Blockbuster Class A Common Stock indicated in this column as beneficially owned by Sumner M. Redstone and Viacom Inc. reflect shares subject to the conversion rights described in footnote (8) below. These shares are excluded from the column headed “Number of Outstanding Shares.”
(2)	This includes shares held through Blockbuster’s 401(k) plan.
(3)	This includes shares held through Viacom Inc.’s 401(k) plan.
(4)	This includes 2,000 shares that are held by a family member of Mr. Dauman.
(5)	This includes 4,000 shares that are held by a family member of Mr. Dauman.
(6)	The address for Mr. Redstone is c/o Viacom Inc., 1515 Broadway, New York, New York 10036.
(7)	Except for 80 shares of Viacom Inc. Class A Common Stock and 10,343 shares of Viacom Inc. Class B Common Stock owned directly by Mr. Redstone (including 263 shares through Viacom Inc.’s 401(k) plan), all shares are beneficially owned through National Amusements, Inc. Mr. Redstone is the Chairman and Chief Executive Officer of, and the beneficial owner of the controlling interest in, National Amusements, Inc.
(8)	This is based in part on a Schedule 14A filed by Viacom Inc. with the Securities and Exchange Commission on April 15, 2004. Viacom Inc. beneficially owns 3,576,145 shares of the Company’s Class A Common Stock, of which shares 1,621,100 are held directly by Viacom International Inc., a wholly-owned subsidiary of Viacom Inc. Approximately 71% of Viacom Inc.’s voting stock is owned by NAIRI, Inc., which is a wholly-owned subsidiary of National Amusements, Inc. Beneficial ownership is attributed to Mr. Redstone due to his beneficial ownership and control of National Amusements, Inc., as disclosed in footnote (7) above, and NAIRI, Inc. Pursuant to the Company’s Amended and Restated Certificate of Incorporation, each share of the Company’s Class B Common Stock is convertible at the option of the holder thereof into one share of the Company’s Class A Common Stock. As a result, Viacom Inc., Viacom International Inc., NAIRI, Inc., National Amusements, Inc. and Mr. Redstone are deemed to beneficially own 144,000,000 shares of the Company’s Class A Common Stock through Viacom International Inc.’s ownership of 144,000,000 shares of the Company’s Class B Common Stock.
(9)	The address for American Century Investment Management, Inc., American Century Companies, Inc. and American Century Mutual Funds, Inc. is 4500 Main Street, 9th Floor, Kansas City, Missouri 64111.
(10)	This is based in part on an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 20, 2004, which was jointly filed by American Century Investment Management, Inc., American Century Companies, Inc. and American Century Mutual Funds, Inc. According to the Schedule 13G, American Century Companies, Inc. beneficially owns all of the reported shares through its wholly-owned subsidiary American Century Investment Management, Inc., as a result of American Century Investment Management, Inc.’s acting as investment adviser to various persons, such as investment companies and separate institutional investor accounts, including American Century Mutual Funds, Inc., which owns 4,740,735 of such shares.
(11)	The address for Goldman Sachs Asset Management, L.P. is 32 Old Slip, New York, New York 10005.
(12)	This is based in part on a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2004 by Goldman Sachs Asset Management, L.P. According to the Schedule 13G, Goldman Sachs Asset Management, L.P. beneficially owns all of the shares reported but disclaims beneficial ownership of any securities managed by third parties on Goldman Sachs Asset Management, L.P.’s behalf.
(13)	The address for Husic Capital Management, Frank J. Husic & Co. and Frank J. Husic is 555 California Street, Suite 2900, San Francisco, California 94104.
(14)	This is based in part on an amendment to Schedule 13G filed with the Securities and Exchange Commission on March 16, 2001, which was jointly filed by Husic Capital Management, Frank J. Husic & Co. and Frank J. Husic. According to the Schedule 13G, the shares are indirectly held by Frank J. Husic & Co. as the sole general partner of Husic Capital Management and by Frank J. Husic as the sole stockholder of Frank J. Husic & Co.
(15)	The address for LSV Asset Management is 1 North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

(16)	This is based in part on a Schedule 13G filed with the Securities and Exchange Commission on January 8, 2004 by LSV Asset Management. According to the Schedule 13G, LSV Asset Management has sole voting power with respect to 2,780,964 of such shares and sole investment power with respect to 3,767,064 of such shares.
(17)	The address for Mellon Financial Corporation and Mellon Trust of New England, National Association is One Mellon Center, Pittsburgh, Pennsylvania 15258.
(18)	This is based in part on an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 5, 2004, which was filed by Mellon Bank, N.A. on behalf of its parent holding company, Mellon Financial Corporation and Mellon Financial Corporation’s subsidiary, Mellon Trust of New England, National Association. According to the Schedule 13G, (i) all of the shares reported are beneficially owned by Mellon Financial Corporation and its direct or indirect subsidiaries in their various fiduciary capacities, including Mellon Trust of New England, National Association, which beneficially owns 2,115,618 of such shares; (ii) Mellon Financial Corporation has sole voting power with respect to 1,437,637 of such shares, sole investment power with respect to 2,558,364 of such shares and shared voting and investment power with respect to 3,000 of such shares; and (iii) Mellon Trust of New England, National Association has sole voting power with respect to 1,050,518 of such shares and sole investment power with respect to 2,109,820 of such shares.
(19)	The address for Viacom Inc. and Viacom International Inc. is 1515 Broadway, New York, New York 10036.
(20)	The address for NAIRI, Inc. and National Amusements, Inc. is 200 Elm Street, Dedham, Massachusetts 02026.
(21)	Including Mr. Redstone in the totals for the Company’s current directors and current executive officers as a group, the number of outstanding shares and the number of shares underlying options or conversion rights of (i) Viacom Inc. Class A Common Stock is 93,661,213 and 0, respectively, or 70.9% of the class; (ii) Viacom Inc. Class B Common Stock is 104,372,274 and 13,044,724, respectively, or 7.3% of the class; (iii) Blockbuster Class A Common Stock is 3,638,337 and 147,084,477, respectively, or 81.9% of the class and (iv) Blockbuster Class B Common Stock is 144,000,000 and 0, respectively, or 100% of the class.
(22)	This includes information disclosed in footnotes (3) and (4) above.
(23)	This includes information disclosed in footnotes (2), (3) and (5) above.

EXECUTIVE COMPENSATION

Executive Officers of the Company

The following information regarding the Company’s executive officers is as of July 1, 2004.

Name	Age	Position
John F. Antioco	54	Chairman of the Board of Directors and Chief Executive Officer
Frank G. Paci	46	Executive Vice President, Finance, Strategic Planning and Development
Michael K. Roemer	55	Executive Vice President and Chief Operations Officer, North America Operations
Nicholas P. Shepherd	45	Executive Vice President, Chief Marketing and Merchandising Officer
Edward B. Stead	57	Executive Vice President, General Counsel and Executive Vice President Business Development
Nigel Travis	54	President and Chief Operating Officer
Christopher J. Wyatt	47	Executive Vice President and President, International
Larry J. Zine	49	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Set forth below is a description of the background of each of the executive officers of the Company.

John F. Antioco has served as the Company’s Chairman of the Board of Directors and Chief Executive Officer since 1997 and served as its President from 1997 until 2001. From 1996 until 1997, Mr. Antioco served as President and Chief Executive Officer for Taco Bell Corporation. Mr. Antioco serves as Chairman of the Board of Directors of Main Street & Main Incorporated. Mr. Antioco is also a member of the board of governors of the Boys & Girls Clubs of America.

Frank G. Paci has served as the Company’s Executive Vice President, Finance, Strategic Planning and Development since 2003 and served as its Senior Vice President, Strategic Planning and Finance Operations from 2001 to 2003. Mr. Paci also served as the Company’s Senior Vice President, Strategy and Planning from 2000 to 2001 and Senior Vice President International Finance and Worldwide Mergers and Acquisitions from April 2000 until October 2000. Mr. Paci served as Senior Vice President of International Finance and Administration from 1999 to 2000. From 1995 until 1998, Mr. Paci served as a Vice President for Yum Brands, formerly known as Tricon and Pepsico, where Mr. Paci was Vice President, Strategic Planning from 1997 to 1998 and Vice President, Nontraditional Business for Pizza Hut from 1995 to 1997.

Michael K. Roemer has served as the Company’s Executive Vice President and Chief Operations Officer, North America Operations, since 2001 and served as its Executive Vice President and Chief Operations Officer, USA Store Operations, from 1999 until 2001. Mr. Roemer also served as the Company’s Executive Vice President, Domestic Video Operations, from 1998 until 1999. From 1997 until 1998, Mr. Roemer served as the Company’s Senior Vice President, Domestic Video Operations. From 1995 until 1997, Mr. Roemer served as an independent consultant for such major companies as Frito Lay, where he assisted with new product development, distribution and business process planning. Mr. Roemer serves on the Board of Governors for the Children’s Miracle Network.

Nicholas P. Shepherd has served as the Company’s Executive Vice President, Chief Marketing and Merchandising Officer since 2004 and served as its Executive Vice President, Merchandising and Chief Concept Officer from 2001 until 2004. Mr. Shepherd also served as the Company’s Senior Vice President and Chief Concept Officer from April 2001 until September 2001. From 1998 until 2001, Mr. Shepherd, a British national, served as the Company’s Senior Vice President, Asia and Australia, and from 1995 until 1998, he served as Vice President and Managing Director of the Company’s U.K. business.

Edward B. Stead has served as the Company’s Executive Vice President and General Counsel since 1997 and as its Executive Vice President Business Development, since 2001. Mr. Stead served as the Company’s Secretary from 1999 until 2002. From 1988 until 1996, Mr. Stead served in various capacities with Apple Computer, Inc., including Senior Vice President, General Counsel and Secretary.

Nigel Travis has served as the Company’s President and Chief Operating Officer since 2001 and served as its Executive Vice President and President, Worldwide Stores Division, from 1999 until 2001. Mr. Travis served as the Company’s Executive Vice President and President, Worldwide Retail Operations, from 1998 until 1999 and as its President, International Operations, from 1997 until 1998. From 1994 until 1997, Mr. Travis served in various other capacities for the Company, including Senior Vice President, Europe. Mr. Travis, a British national, serves as the Lead Director of The Bombay Company, Inc. and is also a director of the Video Software Dealers Association.

Christopher J. Wyatt has served as the Company’s Executive Vice President and President, International, since 2001 and served as its President, International, from March 2001 until October 2001. Mr. Wyatt, a British national, served as the Company’s Senior Vice President, International, from 1999 until 2001, and as its Senior Vice President, International Finance, from 1998 until 1999. Mr. Wyatt also served as the Company’s Finance Director, Europe, from 1996 until 1998.

Larry J. Zine has served as the Company’s Executive Vice President and Chief Financial Officer since 1999 and as its Chief Administrative Officer since September 2001. From 1996 until 1999, Mr. Zine served as Chief Financial Officer for Petro Stopping Centers, L.P., where he was responsible for all operations. During 1999, Mr. Zine also served as President of Petro. Mr. Zine currently serves as a director of Petro and is also a member of the Board of Trustees for the National Urban League.

Summary Compensation Table

The following table sets forth certain information concerning the compensation of the named executive officers for each of the Company’s last three fiscal years.

Name and Principal Position	Year	Annual Compensation				Long-Term Compensation Awards		All Other Compensation ($)
		Salary($)	Bonus ($)(1)	Other Annual Compensation ($)(2)		Securities Underlying Options(#)(3)
John F. Antioco Chairman of the Board and Chief Executive Officer	2003 2002 2001	1,750,000 1,600,000 1,455,000	5,305,125 — 2,500,000	99,394 13,562 69,178	(4) (6) (7)	200,000 600,000 544,828 600,000	(9)	16,462 21,750 2,550	(5) (5) (8)

Nicholas P. Shepherd Executive Vice President, Chief Marketing and Merchandising Officer	2003 2002 2001	445,200 400,577 357,212	502,780 — 164,706	— 2,581 90	(6) (6)	45,000 20,000 45,000 40,000	(9)	70,612 65,418 49,600	(10) (10) (10)

Edward B. Stead Executive Vice President and General Counsel	2003 2002 2001	498,500 484,039 449,615	560,040 — 245,725	9,482 1,412 1,235	(6) (6) (6)	150,000 25,000 125,000 25,000 125,000 25,000	(9) (9) (9)	12,463 12,101 11,240	(5) (5) (5)

Nigel Travis President and Chief Operating Officer	2003 2002 2001	697,500 671,154 569,231	827,056 — 332,156	4,988 794 —	(11) (13) (14)	175,000 30,000 175,000 25,000 150,000 25,000	(9) (9) (9)	111,019 100,507 65,324	(12) (12) (12)

Larry J. Zine Executive Vice President, Chief Financial Officer and Chief Administrative Officer	2003 2002 2001	568,000 547,885 489,288	673,946 — 284,856	11,450 185,358 204,801	(6) (15) (16)	150,000 25,000 150,000 25,000 125,000 25,000	(9) (9) (9)	14,200 20,819 19,701	(5) (5) (5)

(1)	This reflects bonuses earned during fiscal 2003, 2002 and 2001, respectively. Bonuses were paid during the next fiscal year.
(2)	In accordance with the rules of the Securities and Exchange Commission, other annual compensation does not include perquisites for an individual if the aggregate amount of such perquisites for that individual was less than $50,000.
(3)	Except where noted otherwise, this reflects options to acquire shares of Blockbuster Class A Common Stock.
(4)	This includes (i) $26,793 for personal use of the Company’s plane; (ii) $21,581 for an incentive-based trip; (iii) other executive perquisites, none of which exceeds 25% of the total perquisites reported as other annual compensation; and (iv) $31,970 of reimbursement for taxes.
(5)	This consists of employer matching contributions to the Company’s 401(k) and excess 401(k) plans.
(6)	This consists of reimbursement for taxes.
(7)	This includes (i) $51,781 for personal use of the Company’s plane; (ii) other executive perquisites, none of which exceeds 25% of the total perquisites reported as other annual compensation; and (iii) $1,215 of reimbursement for taxes.

(8)	This consists of employer matching contributions to the Company’s 401(k) plan.
(9)	This reflects options to acquire shares of Viacom Inc. Class B Common Stock.
(10)	This consists of employer contributions to Blockbuster’s U.K. defined contribution plan. The amounts disclosed for 2003, 2002 and 2001 reflect a conversion from British pounds to U.S. dollars at average conversion rates of 1.63330, 1.50195 and 1.440368, respectively.
(11)	This consists of reimbursement for taxes. This number does not reflect an estimated $180,694 in reimbursement for taxes that had accrued, but had not been paid, as of December 31, 2003 for Mr. Travis’ benefit in connection with employer contributions under Blockbuster’s U.K. supplemental defined contribution plan, based on an average conversion rate for 2003 of 1.63330 U.S. dollars to 1.00 British pound. The accrued amount includes amounts accrued as of the end of 2002 and 2001, as disclosed in footnotes (13) and (14).
(12)	This consists of employer contributions to Blockbuster’s U.K. defined contribution and supplemental defined contribution plans. The amount disclosed for 2003 reflects a conversion from British pounds to U.S. dollars at an average conversion rate for 2003 of 1.63330. The amount disclosed for 2002 reflects a conversion from British pounds to U.S. dollars at an average conversion rate for 2002 of 1.50195 and includes approximately $4,000 that had accrued but had not been paid, during prior years. The amount disclosed for 2001 reflects a conversion from British pounds to U.S. dollars at an average conversion rate for 2001 of 1.440368 and does not include approximately $4,000 that had accrued, but had not been paid, during prior years.
(13)	This consists of reimbursement for taxes. This number does not reflect an estimated $139,369 in reimbursement for taxes that had accrued, but had not been paid, as of December 31, 2002 for Mr. Travis’ benefit in connection with employer contributions under Blockbuster’s U.K. supplemental defined contribution plan, based on an average conversion rate for 2002 of 1.50195 U.S. dollars to 1.00 British pound. The accrued amount includes the amounts accrued as of the end of 2001, as disclosed in footnote (14).
(14)	This does not reflect an estimated $112,901 in reimbursement for taxes that had accrued, but had not been paid, as of December 31, 2001 for Mr. Travis’ benefit in connection with employer contributions under Blockbuster’s U.K. supplemental defined contribution plan, based on an average conversion rate for 2001 of 1.440368 U.S. dollars to 1.00 British pound.
(15)	This includes (i) $98,685 of forgiveness of principal and interest on a loan by the Company to Mr. Zine relating to income taxes payable in connection with his sign-on bonus, which loan was fully forgiven in April 2002; and (ii) $72,196 of reimbursements for taxes, including reimbursements made in connection with the forgiveness of principal and interest on such loan. This also includes other executive perquisites, none of which exceeds 25% of the total perquisites reported as other annual compensation.
(16)	This includes (i) $103,670 of forgiveness of principal and interest on a loan by the Company to Mr. Zine relating to income taxes payable in connection with his sign-on bonus, which loan was fully forgiven in April 2002; and (ii) $87,194 of reimbursements for taxes, including reimbursements made in connection with the forgiveness of principal and interest on such loan. This also includes other executive perquisites, none of which exceeds 25% of the total perquisites reported as other annual compensation.

Option Grants During 2003 Fiscal Year

The following table provides information related to options granted to the named executive officers during fiscal 2003.

	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Shares of Common Stock Underlying Options Granted (#)(1)		% of Total Options Granted to Employees in Fiscal 2003		Exercise or Base Price ($/Sh)	Expiration Date	5%($)	10%($)
John F. Antioco	200,000	(2)	4.85		15.84	July 22, 2013	1,992,338	5,048,976
Nicholas P. Shepherd	45,000 20,000	(2) (3)	1.09 0.08	(4)	15.84 39.33	July 22, 2013 January 29, 2013	448,276 494,689	1,136,020 1,253,638
Edward B. Stead	150,000 25,000	(2) (3)	3.64 0.11	(4)	15.84 39.33	July 22, 2013 January 29, 2013	1,494,254 618,361	3,786,732 1,567,047
Nigel Travis	175,000 30,000	(2) (3)	4.24 0.13	(4)	15.84 39.33	July 22, 2013 January 29, 2013	1,743,296 742,033	4,417,854 1,880,457
Larry J. Zine	150,000 25,000	(2) (3)	3.64 0.11	(4)	15.84 39.33	July 22, 2013 January 29, 2013	1,494,254 618,361	3,786,732 1,567,047

(1)	Except where noted otherwise, this reflects options to acquire shares of Blockbuster Class A Common Stock.
(2)	The options become exercisable with respect to one-third of the shares covered thereby on each of July 22, 2005, 2006 and 2007.
(3)	This reflects options to acquire shares of Viacom Inc. Class B Common Stock. The options become exercisable with respect to 25% of the shares covered thereby on each of January 29, 2004, 2005, 2006 and 2007.
(4)	This reflects the percentage of total options granted to all Viacom Inc. and Blockbuster employees. The percentage of total options granted to all Blockbuster employees was 21.43% for Mr. Travis, 17.86% for each of Messrs. Stead and Zine and 14.28% for Mr. Shepherd.

Aggregated Option Exercises During 2003 Fiscal Year and Fiscal Year-End Option Values

The following table provides information related to options exercised by the named executive officers during the 2003 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

Name	Shares Acquired on Exercise (#)		Value Realized($)(1)	Number of Securities Underlying Unexercised Options as of December 31, 2003				Value of In-the-Money Options as of December 31, 2003($)(2)
				Exercisable		Unexercisable		Exercisable		Unexercisable
John F. Antioco	— 171,200	(3) (4)	— 4,512,556	1,351,330 588,320	(5) (6)	1,335,445 450,000	(5) (6)	4,073,542 10,119,112	(5) (6)	2,133,225 1,071,000	(5) (6)
Nicholas P. Shepherd	— 9,000	(3) (4)	— 249,820	133,000 4,000	(5) (6)	142,000 20,000	(5) (6)	404,350 55,270	(5) (6)	230,350 101,000	(5) (6)
Edward B. Stead	— —	(3) (4)	— —	242,100 18,750	(5) (6)	427,300 56,250	(5) (6)	764,195 30,500	(5) (6)	715,785 217,750	(5) (6)
Nigel Travis	— 15,500	(3) (4)	— 385,780	385,815 83,750	(5) (6)	534,517 61,250	(5) (6)	1,173,154 1,775,513	(5) (6)	858,575 243,000	(5) (6)
Larry J. Zine	— —	(3) (4)	— —	409,832 48,750	(5) (6)	471,834 66,250	(5) (6)	1,259,004 81,275	(5) (6)	773,410 234,675	(5) (6)

(1)	Calculated based on the difference between the fair market value of the securities underlying the options and the exercise price of the options at the exercise date.
(2)	Calculated based on the difference between the fair market value of the securities underlying the options and the exercise price of the options at December 31, 2003.
(3)	Represents shares of Blockbuster Class A Common Stock acquired on exercise.
(4)	Represents shares of Viacom Inc. Class B Common Stock acquired on exercise.
(5)	Represents securities underlying options to purchase Blockbuster Class A Common Stock.
(6)	Represents securities underlying options to purchase Viacom Inc. Class B Common Stock.

Compensation of Directors

Retainer Fee

Directors who do not serve as officers or employees of Viacom Inc. or Blockbuster receive an annual retainer fee of $50,000 for membership on Blockbuster’s Board of Directors. Of this amount, $25,000 is paid in shares of the Company’s Class A Common Stock that is non-transferable for one year after it is paid. The other $25,000 is paid in cash. In addition, the Chair of the Audit Committee receives an annual retainer fee of $7,500, and the Chair of the Senior Executive Compensation Committee receives an annual retainer fee of $5,000. Jackie M. Clegg joined the Board of Directors on July 22, 2003 and was paid a retainer fee of $25,000 for membership on Blockbuster’s Board of Directors from such date through December 31, 2003. Ms. Clegg’s retainer fee was paid half in cash and half in shares of the Company’s Class A Common Stock that was non-transferable for one year after it was paid.

Attendance Fees

From January 1, 2003 through March 24, 2003, directors were paid an attendance fee of $1,000 for each Board meeting attended and $1,000 for each committee meeting attended if such meeting was held on a different day from the day of a Board meeting and the committee member had to travel to participate in the committee meeting. On March 25, 2003, the Board of Directors increased attendance fees to $2,000 for participation in a Board meeting and $1,000 for participation in a committee meeting for meetings held on a different day from the day of a Board meeting. Directors were also reimbursed for their expenses incurred in connection with their service on the Board of Directors or any committee of the Board of Directors.

Special Committee Fees

Directors who serve on the non-standing Special Committee of the Board, described in more detail above under “Corporate Governance—Committees of the Board—Special Committee,” receive a cash retainer fee as well as an attendance fee of $2,000 per meeting if attended in person and $1,000 per meeting for participation by telephone. The cash retainer fee was initially set by the Board of Directors at $30,000, with the Chairperson receiving an additional $10,000 for serving in that capacity. In April 2004, the cash retainer fee was increased by the Board of Directors to $70,000 for members and to $80,000 for the Chairperson.

Defined Benefit Pension Plans

Through December 31, 1999, the Company participated in a non-contributory qualified defined benefit pension plan and, for some of the Company’s highly compensated employees, a non-qualified excess defined benefit pension plan. Both plans are sponsored by Viacom Inc. The Company’s employees became eligible to participate in these plans effective January 1, 1996, with credit for past service on and after September 29, 1994 for eligibility and vesting purposes. Benefits under both plans are determined by a formula that uses final average compensation (salary and bonus) and years of benefit service. The benefits under Viacom Inc.’s excess pension plan are not subject to the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), that limit the compensation used to determine benefits and the amount of annual benefits payable under Viacom Inc.’s qualified pension plan.

The Company’s employees ceased to participate in Viacom Inc.’s pension plans at December 31, 1999. Viacom Inc. initially retained the accrued liability for benefits under both of these plans for the Company’s employees. However, in connection with the divestiture, the Company has agreed to assume up to $800,000 of the accrued liabilities for the Company’s employees for benefits under the excess defined benefit pension plan, as discussed below under “Certain Relationships and Related Transactions—Relationships Between the Company and Viacom Inc. —Initial Public Offering and Split-Off Agreement.” All of the Company’s employees who were actively employed by the Company and participating in the qualified defined benefit pension plan or the excess defined benefit pension plan on December 31, 1999 were fully vested in their accrued benefits in these plans on that date. The factors used to determine benefits payable under these plans, compensation and years of service, were also frozen on that date, with Mr. Antioco’s and Mr. Stead’s (i) compensation frozen at $160,000 each for the qualified defined benefit pension plan and $590,000 and $415,682, respectively, for the excess defined benefit pension plan and (ii) years of service frozen at 1.5 and 1.25, respectively.

The aggregate accrued annual retirement benefit payable under the qualified defined benefit pension plan and the excess defined benefit pension plan, assuming payment as a single life annuity at age 65 and not subject to deduction or offset, is approximately $19,200 for Mr. Antioco and approximately $12,200 for Mr. Stead. Messrs. Shepherd, Travis and Zine were not participants in the Viacom Inc. pension plan or excess pension plan.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Mr. Antioco’s current employment agreement with the Company provides that he will be employed as Chairman and Chief Executive Officer of Blockbuster until December 31, 2006 at an annual salary of $1,000,000. Mr. Antioco’s employment agreement also provides for deferred compensation in the amount of $455,000, $600,000, $750,000, $900,000, $1,050,000, and $1,200,000 for the calendar years 2001 through 2006, respectively. The deferred compensation will be payable the year after he ceases to be an executive officer of Blockbuster. In addition, Mr. Antioco is eligible to receive an annual bonus pursuant to the Company’s Senior Executive Short-Term Incentive Plan. Mr. Antioco’s employment agreement provides for a target bonus of 125% of his base salary and deferred compensation through the calendar year 2001 and 150% of his base salary and deferred compensation beginning with the calendar year 2002. Mr. Antioco’s bonus is payable upon satisfaction of performance objectives determined each year in accordance with the Senior Executive Short-Term Incentive Plan. In accordance with his employment agreement, (i) upon completion of the Company’s initial public offering, Mr. Antioco received options to purchase 1,000,000 shares of the Company’s Class A Common Stock at a price per share of $15.00; (ii) in 2000, Mr. Antioco received options to purchase 545,455 shares of the

Company’s Class A Common Stock at a price per share of $11.00; and (iii) in 2001, Mr. Antioco received options to purchase 344,828 shares of the Company’s Class A Common Stock at a price per share of $17.40. These options vest at a rate of 20% per year for the initial grant and 25% per year for the two subsequent grants, beginning on the first anniversary of the date of grant. Mr. Antioco’s employment agreement provides for additional grants of options to purchase an aggregate of 800,000 shares of the Company’s Class A Common Stock, which grants were awarded in increments of 200,000 shares on December 12, 2001, March 12, 2002, June 12, 2002 and September 12, 2002 at a price per share of $25.55, $24.07, $27.38 and $23.48, respectively. Each of such grants vest at a rate of 25% per year, which vesting began on January 1, 2003. Mr. Antioco also received options to purchase 600,000 shares of Viacom Inc. Class B Common Stock on December 13, 2001 at a price per share of $42.00 in accordance with his employment agreement. These options vest at a rate of 25% per year, which vesting began on January 1, 2003. In the event of the termination of Mr. Antioco’s employment without cause (as defined in his employment agreement) or his voluntary termination for good reason (as defined in his employment agreement) during the employment term, he will be entitled to receive his salary, target bonus, deferred compensation and agreed-upon benefits for the balance of the employment term, subject to mitigation after the earlier of (i) the first 24 months, or (ii) the last day of the employment term. In addition, his stock options, including options that have not vested by the date of termination, will be exercisable for at least six months after the date of termination, but not beyond the original expiration date of such stock options. Mr. Antioco’s employment agreement with Viacom Inc. continues to apply with respect to his options to purchase Viacom Class B Common Stock. The agreement provides that, in the event of the termination of Mr. Antioco’s employment without cause (as defined in the agreement) or his voluntary termination for good reason (as defined in the agreement) during the employment term, his Viacom Inc. stock options, including options that have not vested on or prior to such date, will be exercisable for at least six months after the date of termination, but not beyond the original expiration date of such stock options.

Mr. Antioco has entered into a new employment agreement with the Company that will generally become effective when Viacom ceases to own 50% of the voting power of the Company (the “new employment agreement). The new employment agreement provides that Mr. Antioco will be employed as Chairman and Chief Executive Officer of the Company and as a member of the Company’s Board of Directors for five years after the effective date of the new employment agreement, at an annual salary of $1,250,000. The term of the new employment agreement provides for automatic one-year renewals unless terminated by either party. The new employment agreement also provides for deferred compensation payable at the annual rate of $1,000,000, which amount will be increased by $150,000 on each January 1st, beginning on January 1, 2005. The deferred compensation will be payable the year after Mr. Antioco ceases to be an executive officer of the Company. Mr. Antioco is eligible to receive an annual bonus pursuant to the the Company’s Senior Executive Short-Term Incentive Plan and his target bonus is set at 150% of his base salary and deferred compensation. Mr. Antioco’s bonus is payable upon satisfaction of performance objectives determined each year in accordance with the the Company’s Senior Executive Short-Term Incentive Plan.

In accordance with the new employment agreement, upon the distribution of “control” (as defined in Section 368(c) of the Internal Revenue Code of 1986, as amended) of the Company to holders of Viacom common stock, Mr. Antioco will receive (i) options to purchase shares of the Company’s Class A Common Stock with an exercise price equal to the fair market value on the date of grant, vesting ratably on the first, second and third anniversaries of the distribution of “control” of the Company; and (ii) restricted share units that vest 50% on the second anniversary of the distribution of “control” of the Company and 50% on the third anniversary of the distribution of “control” of the Company and are valued and payable in cash or stock after the termination of Mr. Antioco’s employment with the Company. The Senior Executive Compensation Committee will determine the number of stock options and the number of restricted share units to be awarded based on a specified formula. The number of stock options awarded will be in a range of between 4.2 million and 5.0 million and the number of restricted share units awarded will be in a range of between 1.0 million and 2.57 million. One-third of the options will be awarded on the fifth trading day after the distribution of “control” of the Company, another one-third will be awarded on the 30th day after the distribution of “control” of the Company and the final one-third will be awarded on the 60th day after the distribution of “control” of the Company.

In the event of the termination of Mr. Antioco’s employment “without cause” (as defined in the new employment agreement ) or his voluntary termination for “good reason” (as defined in the new employment agreement ) during the employment term, Mr. Antioco will be entitled to receive (i) a lump sum payment equal to (x) the sum of his salary, deferred compensation (at the level in effect on the date of termination) and target bonus, multiplied by (y) two or, if greater, the number of full and partial years remaining in the employment term, and (ii) continued benefits for the greater of 24 months or the balance of the term. In addition, in such event, Mr. Antioco’s stock options, including options that have not vested by the date of termination, will be exercisable for six months after the date of termination for stock options granted before the new employment agreement became effective and two years for stock options granted on or after the effective date of the new employment agreement, but not beyond the expiration date of such stock options. Any equity related awards, including the restricted share units described above, will vest and become payable on the date of such termination of Mr. Antioco’s employment.

Mr. Antioco will be subject to non-compete provisions in favor of the Company for one year after the termination of his employment without cause or his voluntary termination for good reason (as such terms are defined in the new employment agreement) and eighteen months after the termination of his employment for cause but not in any case beyond the end of the employment term.

The new employment agreement provides that, in the event of the termination of his employment in connection with a “change in control” (as defined in the new employment agreement), Mr. Antioco would be entitled to receive (i) a lump sum payment equal to (x) the sum of his salary, deferred compensation (at the level in effect on the date of termination) and target bonus, multiplied by (y) three or, if greater, the number of full and partial years remaining in the employment term, and (ii) continued benefits for the greater of 36 months or the balance of the term. In addition, in such event, Mr. Antioco would be entitled to the acceleration of vesting and payment for his stock options and restricted share units described above in connection with a termination of his employment without cause or for good reason.

The new employment agreement also provides that certain payments will be made in the event of Mr. Antioco’s death or permanent disability.

In addition, Viacom has agreed to pay Mr. Antioco stay bonus compensation in the amount of $7.5 million if the distribution of “control” of the Company to holders of Viacom common stock has not occurred by June 30, 2005.

The Company’s employment agreements with each of Messrs. Stead, Travis and Zine are substantially similar. Each of these agreements provides for automatic renewal on March 1 of each year for a term of three years unless terminated by Blockbuster for any reason. Mr. Stead’s, Mr. Travis’ and Mr. Zine’s agreements provide that they will be employed at a monthly salary of $31,250, $45,833 and $37,500, respectively, subject to increase pursuant to the authority of the Senior Executive Compensation Committee to make individual compensation recommendations for such officers. Actual annual salary earned by each of the named executive officers for each of the last three fiscal years is set forth above under “—Summary Compensation Table.” Additionally, each of the executives’ agreements provides that they will be eligible to receive an annual bonus pursuant to Blockbuster’s Senior Executive Short-Term Incentive Plan at a target amount of 50% of their respective Salary, as defined in the plan. Beginning with the 2002 calendar year, the Senior Executive Compensation Committee increased the target bonus for Messrs. Stead, Travis and Zine to 60% of their respective Salaries. Bonuses are payable upon satisfaction of performance objectives determined each year in accordance with the plan. In addition, pursuant to an addendum to Mr. Travis’ employment agreement, Mr. Travis receives additional perquisites relating to his international assignment. During 2002, Mr. Travis’ employment agreement was amended to provide for a deferred compensation arrangement, pursuant to which he has the ability to defer up to 15% of his salary and bonus. In the event of the termination of an executive’s employment without cause (as defined in the agreement) during the employment term, he will be entitled to receive his salary for 36 months after the date of termination, subject to mitigation after the first twelve months. In addition, he will be entitled to receive bonus compensation and certain benefits for the balance of the employment term, subject to mitigation after the first 12 months, and his Blockbuster stock options, including options that would have vested during the employment term, will be exercisable for 6 months after the date of termination, but not beyond the original expiration date of such stock options.

The Company’s employment agreement with Mr. Shepherd provides for automatic renewal on March 1 of each year for a term of two years unless terminated by Blockbuster for any reason. Mr. Shepherd’s agreement provides that he will be employed at a monthly salary of $33,500 and that he will be eligible to receive an annual bonus pursuant to Blockbuster’s Senior Executive Short-Term Incentive Plan at a target amount of 50% of his Salary, as defined in such plan. Mr. Shepherd’s salary and bonus target amount are subject to increase pursuant to the same authority as was discussed above for Messrs. Stead, Travis and Zine. Actual annual salary earned by Mr. Shepherd for each of the last three fiscal years is set forth above under “—Summary Compensation Table.” In addition, pursuant to an addendum to Mr. Shepherd’s employment agreement, Mr. Shepherd receives additional perquisites relating to his international assignment. In the event of the termination of Mr. Shepherd’s employment without cause (as defined in the agreement) during the employment term, he will be entitled to receive his salary for 24 months after the date of termination. In addition, he will be entitled to receive bonus compensation and certain benefits for the balance of the employment term, subject to mitigation after the first 12 months, and his Blockbuster stock options, including options that would have vested during the employment term, will be exercisable for 6 months after the date of termination, but not beyond the original expiration date of such stock options.

Report of the Senior Executive Compensation Committee on Executive Compensation

General

The Senior Executive Compensation Committee of the Board of Directors was appointed in July 1999 in connection with the Company’s initial public offering. Prior to such time, Viacom Inc.’s compensation committee determined the compensation for the Company’s executive officers. Subject to existing contractual obligations, since the date of its appointment, the Senior Executive Compensation Committee has reviewed and approved the compensation for the Company’s executive officers. Each of the members of this committee is an independent director.

Compensation Philosophy

The objectives of the executive compensation package for the Company’s executive officers include:

•	setting levels of annual salary and bonus compensation that will attract and retain superior executives in the highly competitive environment of the Company’s business;

•	providing annual bonus compensation for executive officers that varies with the Company’s financial performance;

•	providing long-term compensation that is tied to the Company’s stock price so as to focus the attention of the Company’s executive officers on managing the Company from the perspective of an owner with an equity stake; and

•	emphasizing performance-based compensation through annual bonus compensation and long-term compensation.

The Senior Executive Compensation Committee evaluates the competitiveness of its executive compensation packages based on information from a variety of sources, including information obtained by management from consultants relating to companies of similar size and information obtained from the Company’s own experience.

Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally limits to $1,000,000 the federal tax deductibility of compensation paid to a named executive officer, including compensation received upon exercise of stock options. Section 162(m) provides an exception (the “Performance-Based Compensation Exception”) to such limitation for certain performance-based compensation, and it is the intent of the Senior Executive Compensation Committee to qualify executive compensation for such exception to the extent necessary, feasible and in the best interests of the Company. Certain compensation under the Company’s 1999 Long-Term Management Incentive Plan and Senior Executive Short-Term Incentive Plan is intended to qualify for such exception. Section 162(m) also includes an exception to the $1,000,000 deduction limitation for deferred compensation paid to an executive officer when such executive officer is no longer subject to Section 162(m).

Chief Executive Officer’s Fiscal 2003 Compensation

Mr. Antioco’s fiscal 2003 salary was determined pursuant to the terms of Mr. Antioco’s employment agreement, which provides for (i) a base salary of $1,000,000 and (ii) $750,000 of deferred salary in order to address Section 162(m). In addition, Mr. Antioco’s employment agreement provides for his annual eligibility for a bonus pursuant to the terms of Blockbuster’s Senior Executive Short-Term Incentive Plan. In accordance with the terms of such plan, the Senior Executive Compensation Committee established bonus performance criteria based on the Company’s Operating Income (as defined in the Senior Executive Short-Term Incentive Plan) for fiscal 2003. Under the terms of such plan, Mr. Antioco is eligible to receive a bonus of up to eight times his base salary and deferred compensation upon the Company’s achievement of the specified performance criteria, subject to the right of the Senior Executive Compensation Committee to reduce the amount of the bonus for any reason. The Senior Executive Compensation Committee awarded Mr. Antioco a $5,305,125 bonus for fiscal 2003 based on its determination that the established performance criteria had been achieved. The Senior Executive Compensation Committee believes that Mr. Antioco was instrumental in the Company’s achievement of record revenues and profitability during 2003, which are significant from both a financial and strategic perspective. Mr. Antioco also received a grant of options to purchase 200,000 shares of the Company’s Class A Common Stock during 2003.

Compensation of Other Executive Officers

Fiscal 2003 compensation for the Company’s other executive officers was comprised of base salary, annual bonus compensation and long-term compensation in the form of stock options.

Salary and Bonus.    Fiscal 2003 salary levels and bonuses for executive officers were designed to be consistent with competitive practice based on market assessments provided by independent consulting firms, as well as functional responsibility within the Company and were based on recommendations from the Chief Executive Officer. Fiscal 2003 bonuses for certain of the Company’s executive officers were awarded under the Senior Executive Short-Term Incentive Plan based on achievement of the same performance criteria as was the bonus for the Chief Executive Officer. The executive officers who had not been designated as a participant in the Senior Executive Short-Term Incentive Plan for fiscal 2003 were awarded bonuses under the Company’s Short-Term Incentive Plan for non-executives based on achievement of the established performance criteria for 2003 under such plan.

Long-Term Compensation.    The Senior Executive Compensation Committee believes that the use of equity-based long-term compensation plans appropriately links executive interests to enhancing stockholder value. The Senior Executive Compensation Committee granted options to all of the Company’s executive officers in 2003. The size of the grant to each executive was based on recommendations from the Chief Executive Officer, who considered factors such as the executive’s functional responsibility and individual performance.

The Senior Executive Compensation Committee

Jackie M. Clegg
Linda Griego
John L. Muething

Comparative Performance Graph

The following chart compares the cumulative total stockholder return on the Company’s Class A Common Stock over the period from August 11, 1999 to December 31, 2003, with the cumulative total return during such period of the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Media General Financial Services Industry Group Index 743-Music & Video Stores (“MGFS Group Index”). The comparison assumes $100 was invested on August 11, 1999 in the Company’s Class A Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

Comparison of Cumulative Total Return

of Blockbuster Inc., the S&P 500 Index and the MGFS Group Index

	8/11/99	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
BLOCKBUSTER INC.	100.00	89.32	56.36	170.32	83.08	122.31

S&P 500 INDEX	100.00	111.18	101.05	89.04	69.37	89.26

MGFS GROUP INDEX	100.00	78.94	44.28	131.61	76.12	126.70

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of December 31, 2003, concerning shares of Blockbuster Class A Common Stock authorized for issuance under all of Blockbuster’s equity compensation plans.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	17,847,509	$16.47	1,281,578	(1)
Equity compensation plans not approved by stockholders	—	n/a	17,500	(2)

Total	17,847,509	$16.47	1,299,078

(1)	This number includes 1,219,545 shares reserved for issuance under the Blockbuster Inc. 1999 Long-Term Management Incentive Plan and 62,033 shares available for issuance to outside directors in payment of a portion of their annual retainer fees. The Blockbuster Inc. 1999 Long-Term Management Incentive Plan was last approved by Blockbuster’s stockholders at the annual meeting of stockholders held on May 23, 2000. The outside director stock retainer fees were approved by Viacom International Inc., as Blockbuster’s sole stockholder, on July 15, 1999.
(2)	Consists of shares reserved for issuance under the Blockbuster Inc. Chairman’s Award plan, which is described below under “Proposal VII—Approval of the Amended and Restated Chairman’s Award Plan.”

AUDIT COMMITTEE AND INDEPENDENT AUDITORS

Audit Committee Report

As discussed above under “Corporate Governance—Committees of the Board of Directors—Audit Committee,” a primary purpose of the Audit Committee is to assist the Board of Directors in overseeing the quality and integrity of the Company’s financial reports. In addition, the Audit Committee is directly responsible for the appointment and oversight of the work of the Company’s independent auditors. As part of its responsibilities, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified by Statement on Auditing Standards No. 90 (Audit Committee Communications). The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP that firm’s independence from the Company.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

The Audit Committee

Jackie M. Clegg
Linda Griego
John L. Muething

Audit and Non-Audit Fees

The table below sets forth the aggregate fees billed by PricewaterhouseCoopers LLP for audit, audit-related, tax and other services provided to the Company in each of the last two fiscal years. Certain amounts for fiscal 2002 have been reclassified to conform to the new fiscal 2003 presentation.

	Fiscal 2003	Fiscal 2002
Audit Fees	$1,849,000	$1,242,000
Audit-Related Fees	53,000	169,000
Tax Fees	696,000	722,000
All Other Fees	32,000	5,225,000

Total Fees	$2,630,000	$7,358,000

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP in each of the fiscal years ended December 31, 2003 and 2002 for professional services rendered for the audit of the Company’s annual financial statements and review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q or services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements for such fiscal years, were $1,849,000 and $1,242,000, respectively.

Audit-Related Fees

The aggregate fees billed by PricewaterhouseCoopers LLP in each of the fiscal years ended December 31, 2003 and 2002 for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, and that are not reported under “—Audit Fees” above, were $53,000 and $169,000, respectively. For fiscal 2003, these services included audits of employee benefit plans and various marketing funds. For fiscal 2002, these services included those listed for 2003, as well as due diligence related to acquisitions.

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP in each of the fiscal years ended December 31, 2003 and 2002 for professional services rendered for tax compliance, tax advice, and tax planning were $696,000 and $722,000, respectively. For fiscal 2003 and 2002, these services consisted of tax compliance, tax planning and tax advice with respect to various federal, state, local and international tax returns and tax audits, including tax matters relating to employees on international assignment and assistance with the audit by the Internal Revenue Service.

All Other Fees

The aggregate fees billed by PricewaterhouseCoopers LLP in each of the fiscal years ended December 31, 2003 and 2002 for services provided to the Company other than the services described above, were $32,000 and $5,225,000, respectively. For fiscal 2003, these services were performed by PricewaterhouseCoopers LLP at the request of and on behalf of an arbitration tribunal, and not on behalf of the Company, in an arbitration in Germany. For fiscal 2002, these services related to management consulting engagements, including (i) the design and implementation of a global point of sale system, (ii) the design and implementation of a customer relationship management database, (iii) product forecasting and allocation, (iv) the design of an upgraded warehouse management system and (v) other consulting services. Effective October 1, 2002, PricewaterhouseCoopers LLP sold its management consulting business, including the business unit providing these services, to IBM. As a result, management consulting services are no longer being provided to the Company by PricewaterhouseCoopers LLP.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee of the Company’s Board of Directors has the sole authority and responsibility to pre-approve all audit services and permitted non-audit services to be performed for the Company by its independent auditors and the related fees. Pursuant to its charter, the Audit Committee has established pre-approval policies and procedures for permitted non-audit services. The Audit Committee considers each engagement on a case-by-case basis according to certain required criteria, including that (i) the skill set necessary for the engagement should be unique to the Company’s independent auditors and (ii) the engagement should not involve work that would result in the Company’s independent auditors eventually auditing its own work. The Company’s internal control group is responsible for meeting separately with the Company’s independent auditors, as well as the Company’s chief financial officer and its controller, on a monthly basis to review the current status of each outstanding engagement and the related fees incurred to date. The Audit Committee is updated on these outstanding engagements at each of its regular meetings. Based on these monthly reviews, if the Company anticipates that the fees for specific engagements may exceed the amount initially approved by the Audit Committee, the Audit Committee will consider proposals to increase the fees for such engagements on a case-by-case basis. The Audit Committee has delegated authority to its Chair to approve certain non-audit engagements that do not exceed $20,000 individually and $100,000 in the aggregate annually, provided that the decisions made pursuant to this delegated authority must be presented to the full committee at its next scheduled meeting. The Audit Committee has also designated an alternate committee member to approve such engagements in the event the Audit Committee Chair is unavailable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationships Between the Company and Viacom Inc.

The Company and Viacom Inc. entered into several separation agreements in connection with the Company’s initial public offering in August 1999 and the then-contemplated split-off and, on June 18, 2004, entered into amended and restated separation agreements in connection with the exchange offer set forth in the Company’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 18, 2004, which will be referred to in this Proxy Statement as the “Exchange Offer.” The separation agreements govern certain relationships between the Company and Viacom relating to the split-off, as discussed below.

Initial Public Offering and Split-Off Agreement

General.    The Company has entered into an Amended and Restated Initial Public Offering and Split-Off Agreement with Viacom Inc., which will be referred to in this Proxy Statement as the “IPO Agreement.” The IPO Agreement governs Viacom’s and the Company’s respective rights and duties with respect to certain offerings of the Company’s Class A and Class B Common Stock and other securities, including a split-off of the Company or a similar transaction. In addition, the IPO Agreement sets forth certain covenants to which the Company and Viacom have agreed for various periods following the Company’s initial public offering and certain other provisions that are applicable in the event that Viacom decides to split off the Company.

Company Securities Offerings.    The Company has agreed to cooperate with Viacom in all respects to accomplish any primary offerings of the Company’s common stock and other securities until the split-off. The Company has also agreed that, at Viacom’s direction, it will promptly take all actions necessary or desirable to effect the foregoing, including the registration under the Securities Act of 1933, as amended, of shares of the Company’s capital stock that Viacom owns.

The Split-Off.    Under the IPO Agreement, subject to the provisions described below under “—Disposition of Control,” Viacom has the right to determine, in its sole discretion, whether to proceed with a split-off and to abandon, modify or change the terms of the split-off. The Company has agreed to cooperate with all of Viacom’s commercially reasonable requests to accomplish the split-off and to promptly take all actions necessary or desirable to effect the split-off.

Disposition of Control.    Viacom has agreed that, if the Company pays the special distribution, Viacom will (i) use commercially reasonable efforts to promptly dispose of 80% or more of the aggregate voting power of the Company’s outstanding capital stock, which is referred to in this Proxy Statement as “control of the Company,” in a split-off exchange offer or in a split-off exchange offer in combination with a spin-off or (ii) if it has not disposed of control of the Company pursuant to (i) above, dispose of control of the Company in a spin-off, in either case prior to the earlier of (a) the 12-month anniversary of the date on which Viacom receives its pro rata share of the special distribution and (b) September 30, 2005, which will be referred to in this Proxy Statement as the “final disposition date.” Viacom is also subject to further contractual requirements regarding disposition of its shares of Class B Common Stock and converted Class A Common Stock, as described below under “—Conversion of the Company’s Class B Common Stock.” Viacom, however, will not be required to, but may at its option, engage in any disposal and Viacom’s obligations under this provision of the IPO Agreement terminate if, at any time after the date on which Viacom receives its pro rata share of the special distribution, any of the following occurs (and solely (i) with respect to the second, third and fifth items described below, such item is occurring for the lesser of six months and the period between such occurrence and the final disposition date and (ii) solely with respect to the second item described below, if a majority of the independent directors of the Company, having been kept reasonably informed of the pursuit of a superior proposal (as defined below), determines that pursuit of such superior proposal is in the best interests of the Company’s stockholders other than Viacom):

•	Any condition or event has occurred, or Viacom reasonably expects any condition or event to occur, which Viacom reasonably believes would or would be likely to cause such disposition to be taxable to Viacom and its stockholders under U.S. federal income tax laws;

•	Viacom notifies the Company that it is in good faith pursuing a transaction involving the Company (including, without limitation, a merger, consolidation, share sale or exchange, business combination, reorganization or recapitalization) that is reasonably likely to be consummated and is on terms that Viacom and a majority of the independent directors of the Company determine, in their good faith judgment, to be more favorable to the Company’s stockholders than the Exchange Offer, which is referred to in this Proxy Statement as a “superior proposal”;

•	There has occurred a market MAC (as described below);

•	There has occurred a material adverse change in the business, condition (financial or other), results of operations or stock price of the Company, which is referred to in this Proxy Statement as a “Business MAC,” provided that none of the following shall be deemed, in and of itself, to constitute a Business MAC: (1) any change resulting from the transactions contemplated by the IPO Agreement, (2) any failure to meet published analyst forecasts or (3) the recognition of any restructuring or similar accounting charge which does not or will not have any effect on the cash flows of the business after June 18, 2004 ((1) and (2) do not exclude from the definition of Business MAC the events or factors which may have given rise to (1) or (2), but only the (1) or (2) themselves);

•	There has occurred a material adverse change in the business, prospects, condition (financial or otherwise) or results of operations of Viacom;

•	There have occurred any breaches of any of the Company’s covenants or agreements with Viacom set forth in the separation agreements that have not been cured within 30 days of notice thereof from Viacom, which breaches, in the aggregate, have had or are reasonably likely to have a material adverse effect on the expected benefits to Viacom of any such disposition, provided that during such 30-day cure period, Viacom shall have no obligation to consummate any such disposition;

•	Any action, litigation, suit, claim or proceeding is instituted that would be reasonably likely to enjoin, prohibit, restrain, make illegal, make materially more costly or materially delay completion of any such disposition, provided that the Company and Viacom shall have used all commercially reasonable efforts to promptly and vigorously defend such action, litigation, suit, claim or proceeding;

•	Any order, stay, judgment or decree is issued by any U.S. federal or state court, government, governmental authority or other regulatory or administrative authority having jurisdiction over the Company and Viacom and is in effect, or any law, statute, rule, regulation, legislation, interpretation, governmental order or injunction has been enacted or enforced, any of which would reasonably be likely to restrain, prohibit or delay completion of any such disposition or materially impair the contemplated benefits of any such disposition to the Company or Viacom;

•	Any applicable registration statement necessary to register the Company’s common stock being exchanged, distributed or sold by Viacom as part of such disposition has not been declared effective by the Securities and Exchange Commission, any stop order suspending the effectiveness of any such registration statement has been issued, or any proceeding for that purpose has been initiated by the Securities and Exchange Commission and not concluded or withdrawn; or

•	The shares of the Company’s Class B Common Stock issuable in such disposition have not been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

A “market MAC” is defined in the IPO Agreement to mean the occurrence or imminent occurrence of any of the following events: (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States; (ii) any extraordinary or material adverse change in U.S. financial markets generally, including, without limitation, a decline of at least 15% in either the Dow Jones Average of Industrial Stocks or the Standard & Poor’s 500 Index within a period of 60 consecutive days or less occurring after the date of the IPO Agreement; (iii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States; (iv) a commencement of a war (whether declared or undeclared), armed hostilities or other national or international calamity, including an act of terrorism, directly or indirectly involving the United States, which would reasonably be expected to affect materially and adversely, or to delay materially, the completion of the disposition contemplated by this provision of the IPO Agreement; or (v) if any of the situations above exists at the date of June 18, 2004, the situation deteriorates materially.

The IPO Agreement provides that the items listed above are not intended to constitute all of the occurrences following which it may not be commercially reasonable for Viacom to dispose of control of the Company pursuant to a split-off or a split-off in combination with a spin-off. In addition, the IPO Agreement provides that even if the Company pays the special distribution, Viacom will not be obligated to use commercially reasonable efforts to dispose of control of the Company if, at any time prior to the declaration of the special distribution by the Company’s Board of Directors, Viacom notifies the Company in writing that it does not intend to proceed with the disposition of its control of the Company.

Conversion of the Company’s Class B Common Stock.    The Company and Viacom have agreed to certain provisions related to the Company’s equity capitalization.

•	The Company’s Equity Capitalization and Voting Power of the Company’s Class B Common Stock Following the Exchange Offer. Viacom anticipates that, immediately prior to the expiration of the Exchange Offer, it will beneficially own less than 80% of the economic value of the Company. If that is the case, then prior to the expiration of the Exchange Offer and subject to the adjustment described below, Viacom will convert shares of the Company’s Class B Common Stock on a one-for-one basis into shares of the Company’s Class A Common Stock such that, following the conversion, 40% of the Company’s “total common stock outstanding” will be the Company’s Class B Common Stock, and 60% of the Company’s “total common stock outstanding” will be the Company’s Class A Common Stock. Immediately prior to the expiration of the Exchange Offer, Viacom will confirm (based upon information provided by the Company about its capital structure) that it would, assuming the Exchange Offer is fully subscribed and shares of the Company’s Class B Common Stock are so converted, be distributing 80% or more of the aggregate voting power of the Company. For purpose of this determination, the following quotient must be greater than 0.80:

tentative Class B Common Stock votes plus tentative converted Class A Common Stock outstanding pro forma Class A Common Stock outstanding plus tentative Class B Common Stock votes plus tentative converted Class A Common Stock outstanding

If this quotient is less than or equal to 0.80, then the percentage of the Company’s total common stock outstanding following the conversion (which would occur immediately prior to completion of the Exchange Offer) that will be the Company’s Class B Common Stock will be increased from 40%, in 1% increments, until this quotient is greater than 0.80. The number of shares of the Company’s Class B Common Stock that Viacom will convert into shares of the Company’s Class A Common Stock will be decreased accordingly.

One business day following the later of (1) the closing settlement date of the Exchange Offer and (2) unless Viacom elects not to do a spin-off, the closing settlement date of any subsequent spin-off, Viacom will determine whether Viacom has distributed control of the Company. For purpose of this determination, the following quotient must be greater than 0.80:

tentative Class B Common Stock votes plus tentative converted Class A Common Stock outstanding modified pro forma Class A Common Stock outstanding plus tentative Class B Common Stock votes plus tentative converted Class A Common Stock outstanding

If this quotient is greater than 0.80, then in accordance with the IPO Agreement and the Company’s Second Amended and Restated Certificate of Incorporation, the number of votes per share of the Company’s Class B Common Stock will be decreased from 5.0, in 0.5 vote increments, until such quotient is greater than 0.80 but cannot be decreased any further by a 0.5 increment without such quotient going below 0.80. In no event will the number of votes per share of the Company’s Class B Common Stock be decreased below two votes per share.

For purposes of these calculations:

“Modified pro forma Class A Common Stock outstanding” means, without duplication, (1) the number of shares of the Company’s Class A Common Stock (including any restricted shares) outstanding, plus (2) the number of shares of the Company’s Class A Common Stock to be issued to settle previously exercised employee stock options, plus (3) 14 million shares of the Company’s restricted stock that may be issued pursuant to a restricted stock exchange offer, plus (4) the number of shares of restricted stock or stock units that may be settled in the Company’s stock which have been granted to the Company’s Chairman and Chief Executive Officer, but only to the extent an election pursuant to Section 83(b) of the Internal Revenue Code has been made or there is a commitment by the Company to accelerate the vesting of such restricted stock or stock units other than pursuant to the terms of the employment agreement under which they were granted.

“Pro forma Class A Common Stock outstanding” means (1) the number of shares of the Company’s Class A Common Stock (including any restricted shares) outstanding, plus (2) the number of shares of the Company’s Class A Common Stock to be issued to settle previously exercised employee stock options, plus (3) the number of shares of the Company’s Class A Common Stock issuable pursuant to specified employee stock options, plus (4) 14 million shares of restricted stock that may be issued pursuant to a restricted stock exchange offer, plus (5) an amount of not more than 30,000 shares of the Company’s Class A Common Stock that may be issued to directors as directors’ fees plus (6) an amount of not more than 20,000 shares of the Company’s Class A Common Stock that may be issued under the Blockbuster Inc. Amended and Restated Chairman’s Award Plan, plus (7) the number of restricted stock or stock units that may be settled in the Company’s stock which have been granted to the Company’s Chairman and Chief Executive Officer, but only to the extent an election pursuant to Section 83(b) of the Internal Revenue Code has been made or there is a commitment by the Company to accelerate the vesting of such restricted stock or stock units other than pursuant to the terms of the employment agreement under which they were granted, plus (8) the number of shares of the Company’s stock issuable in settlement of all other existing obligations.

“Total common stock outstanding” means the sum (measured as of the date of the Company’s capital structure notice preceding the commencement of the Exchange Offer, and not the completion of the Exchange Offer) of (1) the number of shares of the Company’s Class A Common Stock outstanding (including any restricted shares), (2) the number of shares of the Company’s Class A Common Stock to be issued to settle previously exercised employee stock options, (3) 144 million (the number of shares of the Company’s Class B Common Stock outstanding and owned by Viacom at the commencement of the Exchange Offer) and (4) the number of shares (if any) issued to Viacom or its affiliates pursuant to the provision of the IPO Agreement described below under “—Options”.

“Tentative Class B Common Stock votes” means 5 multiplied by 40% of the total common stock outstanding.

“Tentative converted Class A Common Stock outstanding” means 144 million less 40% of the total common stock outstanding.

•

Alternative Equity Capitalization of the Company and Voting Power of the Company’s Class B Common Stock Following the Exchange Offer.    If, immediately prior to the expiration of the Exchange Offer, Viacom beneficially owns 80% or more of the economic value of the Company, Viacom will amend the terms of the Exchange Offer to provide that it will convert shares of the Company’s Class B Common Stock on a one-for-one basis into shares of the Company’s Class A Common Stock such that, following the completion of the Exchange Offer, as amended, 20% of the Company’s “total common stock outstanding” will be the Company’s Class B Common Stock, and 80% of the Company’s “total common stock outstanding” will be the Company’s Class A Common Stock. Adjustments will be made to these percentages, and to the number of votes per share of the Company’s Class B Common Stock, that are similar to those described above, except that the number of votes per share of the Company’s Class B Common Stock will not be lower than three votes per share.

•	Related Covenants. In connection with these provisions, the Company and Viacom have agreed to the following:

•	Viacom’s Disposition of the Company’s Class B Common Stock and Commitment to Complete Spin-Off. Viacom has agreed not to sell, transfer or otherwise dispose of any shares of the Company’s Class B Common Stock or converted Class A Common Stock other than pursuant to the Exchange Offer or a spin-off distribution to Viacom’s stockholders (which may or may not be preceded by an exchange offer). Viacom has agreed that if it completes an exchange offer, Viacom will distribute in a spin-off to its stockholders as soon as practicable all its remaining shares of the Company’s Class B Common Stock and converted Class A Common Stock. However, if Viacom distributes more than 80% of the aggregate voting power of the Company’s outstanding capital stock in the Exchange Offer or a subsequent spin-off, Viacom may elect not to distribute its remaining shares in a spin-off, so long as such election would not result in an increase in the number of votes per share of the Company’s Class B Common Stock as compared to the number of votes each share of the Company’s Class B Common Stock would have had if such shares had been included in a spin-off, in each case after giving effect to the adjustment described above.

•	Restrictions on Issuances of the Company’s Stock. The Company has agreed that it will not (1) authorize, grant or issue any shares of stock or any restricted stock units that may be settled in the Company’s stock, except with respect to (a) the exercise of certain employee stock options, (b) up to 14 million shares of the Company’s Class A Common Stock pursuant to a restricted stock exchange offer, (c) up to 20,000 shares of the Company’s Class A Common Stock pursuant to the Blockbuster Inc. Amended and Restated Chairman’s Award Plan, (d) up to 30,000 shares of the Company’s Class A Common Stock that may be issued to directors as director’s fees, (e) restricted stock or stock units that could be settled in the Company’s stock awarded to the Company’s Chairman and Chief Executive Officer, (f) shares issued to settle certain other stock obligations and (g) shares issued pursuant to the provisions of the IPO Agreement described below under “—Options,” (2) accelerate the vesting of certain employee stock options and (3) grant stock options that will become exercisable before the termination of this covenant.

•	The Company’s Optionholder Agreements. The Company has agreed to use commercially reasonable efforts to have its executive officers (within the meaning of Section 16 of the Securities and Exchange Act of 1934) agree not to exercise employee stock options from four business days prior to the commencement of the Exchange Offer, until the termination of the covenants described in this section. The executive officers will not be restricted from exchanging their employee stock options for shares of restricted stock pursuant to a restricted stock exchange offer.

•	Failure to Provide Information. If the Company fails to provide the information required for any of the calculations described above, Viacom may refuse to proceed with the Exchange Offer.

•	Termination of Covenants. The covenants described in this section will terminate upon the earliest of (1) the date on which the number of votes per share of the Company’s Class B Common Stock are adjusted as described above, (2) the date on which Viacom elects not to proceed with an exchange offer or spin-off as a result of its obligations described above under “—Disposition of Control” having terminated, (3) the 12-month anniversary of the distribution date of the special dividend and (4) September 30, 2005.

Further Assurances.    The Company and Viacom have further agreed to transfer to the other any asset, liability, obligation or commitment that relates exclusively to the other’s business.

Expenses.    Unless otherwise provided for in the IPO Agreement or any other agreement, the Company has generally agreed to pay all costs and expenses relating to any primary offerings of the Company’s common stock while Viacom controls the Company and Viacom has generally agreed to pay all costs and expenses of the Company relating to the split-off.

Confidentiality.    The Company and Viacom have agreed to keep nonpublic information provided by one party to the other confidential for a specified period of time, and to restrict the use of each other’s third party information. In addition, Viacom has agreed to use specified categories of business information provided to it by the Company only in connection with Viacom’s and the Company’s prior relationship.

Access to Information.    Generally, the Company and Viacom have agreed to provide each other with, upon written request and subject to specified conditions, and for a specified period of time, access to information relating to the assets, business and operations of the requesting party. The Company and Viacom have agreed to keep their books and records for a specified period of time. In addition, the Company and Viacom have agreed to cooperate with one another to allow access to one another’s employees, to the extent necessary, to discuss and explain all requested information mentioned above and with respect to any claims brought against the other, or any regulatory proceedings, investigations, comments or review to which the other is subject, relating to the conduct of the Company’s business while Viacom controls the Company.

Covenants.    The Company and Viacom have agreed to the following:

•	Financial and Other Information. Until the Company’s results are no longer consolidated with Viacom’s for accounting purposes, which is referred to below as the “deconsolidation date,” the Company has agreed: (i) to maintain internal controls; (ii) to maintain the same fiscal year-end as Viacom; (iii) to deliver certain financial information to Viacom; (iv) to deliver to Viacom drafts of quarterly and annual financial statements, certifications, releases and Securities and Exchange Commission filings; (v) not to file quarterly and annual reports with the Securities and Exchange Commission without Viacom’s reasonable consent; (vi) to deliver to Viacom other Securities and Exchange Commission reports and filings and not file such reports or filings without Viacom’s reasonable consent; (vii) to deliver to Viacom copies of budgets and financial projections; (viii) to deliver to Viacom copies of all press releases; (ix) to discuss changes of its independent public accountants with its and Viacom’s audit committee; (x) to make its auditors available to Viacom and Viacom’s auditors; (xi) not to make changes in its accounting estimates or principles without consulting with Viacom and without Viacom’s reasonable consent; and (xii) to make changes to accounting principles requested by Viacom. The Company and Viacom have also generally agreed to cooperate with each other, and cause their accountants to cooperate, in making all reports, submissions and other public filings and to involve the other party in any Securities and Exchange Commission comment, review or investigation prior to the split-off. Certain of the foregoing covenants extend beyond the deconsolidation date for transition purposes, such as to facilitate future Securities and Exchange Commission filings by the Company and Viacom and the preparation or amendment of financial statements relating to periods prior to the deconsolidation date. Viacom has agreed to consult with the Company regarding changes in its accounting estimates and principles that would have an impact on the Company. For the period following the split-off, the Company and Viacom have also agreed to give each other notice and consult with each other and each other’s accountants if determinations of or changes to accounting estimates or principles which relate to the period prior to the split-off are made.

•

No Violations.    The IPO Agreement also provides that until Viacom owns less than 50% of the equity value of the Company’s outstanding common stock, the Company may not take any action or enter into any commitment or agreement that may reasonably be anticipated to result, with or without notice and with or without lapse of time, or otherwise, in a contravention, or an event of default, by Viacom of: (i) any provision of applicable law or regulation, including but not limited to provisions pertaining to the

Internal Revenue Code or the Employee Retirement Income Security Act of 1974, as amended; (ii) any provision of Viacom’s amended and restated certificate of incorporation or bylaws; (iii) any credit agreement or other material instrument binding upon Viacom; or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over Viacom or any of its assets.

•	Litigation Matters. The Company and Viacom have agreed to cooperate with each other and provide each other access to employees of the other in connection with litigations, proceedings or investigations.

•	Real Estate Matters. The Company has agreed to use reasonable efforts consistent with past practice to terminate, cancel, replace or substitute Viacom and its affiliates’ guarantees of certain of the Company’s leases. The Company has also agreed to limit its ability to renew certain guaranteed leases early, to amend or modify guaranteed leases in a manner that increases Viacom’s liability over a limited basket and to endeavor to obtain similar commitments from assignees of guaranteed leases. The Company has further agreed to provide to Viacom, at Viacom’s expense, a letter of credit in an amount not to exceed $150,000,000 or, if lower, 75% of the fully-loaded lease obligations under all guaranteed leases, drawable in the event that Viacom or its affiliates are required to make payments in respect of any guaranteed leases, or if the Company fails to provide a replacement letter of credit within 15 business days prior to expiration of the then current letter of credit.

•	Non-D&O Insurance Matters. The Company and Viacom have agreed that insurance coverage provided by one to the other will cease after the split-off occurs. Ceasing coverage will not affect the Company’s and Viacom’s rights to insurance coverage under each other’s policies for occurrences occurring prior to the split-off (for occurrence based policies) and claims arising under the applicable claims period (for claims based policies).

•	Common Agreements. Viacom has agreed to reasonably cooperate with the Company in order to provide the Company with the ability to enforce the rights and benefits the Company would have had under vendor agreements to which Viacom is a party and under which the Company currently receives goods or services, had the Company been an actual party until the expiration of those agreements. The Company and Viacom have agreed to indemnify each other for losses incurred as a result of certain third party claims arising under or with respect to those agreements.

•	Intercompany Accounts. The Company and Viacom have agreed to continue settling certain intercompany charges, which are currently settled through an existing intercompany settlement process in the same manner.

•	Employee Benefits Matters. Viacom has agreed to retain the accrued liability for benefits for current and former employees of the Company under Viacom’s qualified defined benefit pension plan. The Company participants will be eligible to receive accrued benefits under the pension plan in accordance with its terms upon their separation from service with the Company. The Company will indemnify Viacom for taking certain actions that increase Viacom’s liability under the pension plan. The amount of the indemnity will be determined by the amount of the actuarial loss experienced by Viacom as a result of such action by the Company. After the first $1 million of such actuarial losses, the Company will indemnify Viacom for the next $4 million of such losses. The Company has agreed to assume liabilities attributable to current and former employees of the Company in Viacom’s non-qualified excess defined benefit pension plan, with the amount of such assumed liability to be capped at $800,000. In addition, following the split-off, Viacom will cease to provide the Company with any insurance coverage for the provision of benefits under certain insured employee benefit plans and programs and the Company has agreed to assume liabilities for two former Company employees who, as of the date of the split-off, are receiving payments under a self-funded long-term disability program. The Company has also agreed to assume liabilities under employment agreements that, prior to the split-off, were between Blockbuster Entertainment Group, a business unit of Viacom, and certain employees. The IPO Agreement also contains provisions with respect to cessation of coverage under Viacom’s emergency evacuation service and the removal of the Company and Viacom from certain of the other party’s international pension and health programs.

Wherehouse Lease Guarantees.    In October 1998, about 380 Blockbuster Music stores were sold to Wherehouse Entertainment, Inc. Some of the leases transferred in connection with this sale had previously been guaranteed either by Viacom or its affiliates. Under the IPO Agreement, the Company agreed to perform all duties, obligations and liabilities of Viacom International Inc. under the agreements governing the sales of the music stores to Wherehouse, including to indemnify Viacom with respect to any amount paid under these guarantees. On January 21, 2003, Wherehouse filed a petition for protection under Chapter 11 of U.S. bankruptcy law. Based on information regarding lease and guaranty expirations originally available in connection with the Wherehouse bankruptcy, the Company estimated that it was contingently liable for approximately $36.0 million. Of this amount, the Company initially recorded a reserve of $18.7 million, which represented its estimate of the undiscounted lease guarantee obligation associated with stores that Wherehouse had indicated at that time that it would vacate. During 2003 and the first quarter of 2004, the Company paid approximately $8.2 million associated with the lease guarantee obligation. In addition, during the fourth quarter of 2003, based upon an estimated remaining contingent liability of $12.6 million, the Company reduced its reserve by $2.6 million, resulting in a remaining reserve balance of $7.9 million at March 31, 2004.

Options.    The Company granted to Viacom International Inc. a continuing option, assignable to Viacom and any of its subsidiaries, to purchase, under specified circumstances, additional shares of the Company’s Class B Common Stock or any shares of the Company’s nonvoting capital stock. These options may be exercised immediately prior to the issuance of any of the Company’s equity securities: (i) with respect to shares of the Company’s Class B Common Stock, only to the extent necessary to maintain Viacom International Inc.’s then existing percentage of equity value and combined voting power of the Company’s two outstanding classes of common stock; and (ii) with respect to shares of nonvoting capital stock, to the extent necessary to own 80% of each outstanding class of such stock. The purchase price of the shares of the Company’s Class B Common Stock purchased upon any exercise of the options, subject to specified exceptions, is based on the market price of the Company’s Class A Common Stock. The purchase price of nonvoting capital stock is the price at which such stock may be purchased by third parties. This option terminates when Viacom or its affiliates own less than 45% of the equity of the Company.

Indemnification Procedures.    The IPO Agreement sets forth the procedures that the Company and Viacom are required to undertake if either Viacom or the Company demands to be indemnified by the other under any indemnification right given in any of the agreements between the Company and Viacom, other than the Amended and Restated Tax Matters Agreement and director and officer indemnification and guarantee discussed below.

Release and Indemnification Agreement

The Company has entered into an Amended and Restated Release and Indemnification Agreement with Viacom Inc. under which the Company and Viacom have agreed to indemnify each other and to release each other with respect to the matters described below.

Indemnification Relating to the Company’s and Viacom’s Assets, Businesses and Operations.    The Company agreed to indemnify Viacom and hold Viacom and certain of its affiliates and their respective officers, directors, employees, agents, heirs, executors, successors and assigns harmless against any payments, losses, liabilities, damages, claims and expenses and costs arising out of or relating to:

•	the Company’s past, present and future assets, businesses and operations and other assets, businesses and operations managed by the Company or persons previously associated with the Company, except for assets, businesses and operations of Paramount Parks Inc., Spelling Entertainment Group Inc. and its subsidiaries, including Republic Entertainment Inc. and Worldvision Inc., Showtime Networks Inc., Virgin Interactive Entertainment Limited and Virgin Interactive Entertainment Inc.; and

•	payments, expenses and costs that Viacom paid to a third party associated with the transfer of the Company’s assets, businesses and operations from certain of Viacom’s entities to the Company and its subsidiaries.

Viacom similarly agreed to indemnify the Company and certain of its affiliates, and their respective officers, directors, employees, agents, heirs, executors, successors and assigns, for Viacom’s past, present and future assets, businesses and operations, except for assets, businesses and operations for which the Company has agreed to indemnify Viacom. In addition, the IPO Agreement discussed above and the Amended and Restated Transition Services Agreement, the Registration Rights Agreement and the Amended and Restated Tax Matters Agreement discussed below provide for indemnification by the Company and Viacom of the other party relating to the substance of such agreements.

Indemnification Relating to the Company’s Initial Public Offering and Other Offerings.    The Company generally agreed to indemnify Viacom and certain of its affiliates against all liabilities arising out of any material untrue statements and omissions in any prospectus and any related registration statement filed with the Securities and Exchange Commission relating to the Company’s initial public offering or any other primary offering of the Company’s securities while Viacom controls the Company. However, the Company’s indemnification of Viacom does not apply to information relating to Viacom, excluding information relating to the Company. Viacom agreed to indemnify the Company for such information.

Indemnification Relating to the Split-Off.    The Company and Viacom have agreed to indemnify each other and each other’s affiliates against all liabilities arising out of any material untrue statements and omissions in specified sections of any prospectus, information memorandum or registration statement filed with the Securities and Exchange Commission relating to the split-off. Neither the Company’s nor Viacom’s indemnification obligations apply to information furnished in writing by one party to the other for inclusion in any split-off prospectus, information memorandum or registration statement, and each of the Company and Viacom have agreed to indemnify the other for any such furnished information. Viacom’s indemnification obligation also does not apply to any information previously submitted to Viacom by the Company in any representation or bring down letter, and the Company has agreed to indemnify Viacom for information subject to such a representation letter.

Release Relating to Actions Related to Viacom’s and the Company’s Assets, Businesses and Operations.    Subject to certain exceptions, the Company has released Viacom and certain of its subsidiaries and affiliates and their respective officers, directors, employees, agents, heirs, executors, successors and assigns for all losses for any and all actions and failures to take action prior to August 16, 1999 (the date of the Company’s initial public offering) relating to Viacom’s and the Company’s assets, businesses and operations. Viacom has similarly released the Company.

Further Agreements.    The Company and Viacom have agreed to do all things reasonably necessary to maintain and conduct each party’s business and operations and to comply with each party’s existing agreements.

Transition Services Agreement

The Company and Viacom Inc. entered into a Transition Services Agreement under which Viacom is providing the Company with certain accounting, management information systems, legal, financial, tax and other services. These services may change upon agreement between the Company and Viacom, and the fee for these services could be subject to adjustment. The charges for services under the Transition Services Agreement were $1.8 million and $450,000 for the year ended December 31, 2003 and the first quarter of 2004, respectively. The Company also agreed to pay or reimburse Viacom for any out-of-pocket payments, costs and expenses associated with these services.

On June 18, 2004, the Company and Viacom Inc. entered into an Amended and Restated Transition Services Agreement that will become effective on the earlier of the first day after the consummation of the Exchange Offer and the disposition by Viacom of shares representing 80% of the total voting power of the Company. Pursuant to the Amended and Restated Transition Services Agreement, Viacom will provide the Company with agreed-upon audit and control, intellectual property, legal and tax services and employee benefit plan and insurance administration. These services may be changed upon agreement between the Company and Viacom.

The Company will pay Viacom a fee for these services of $150,000 per month and will reimburse Viacom for its out-of-pocket costs and expenses. Viacom will cease to provide services under the Amended and Restated Transition Services Agreement 90 days after the completion of the Exchange Offer. The Company cannot assure its stockholders that it will be able to provide these services internally or find a third party provider of such services on acceptable terms, if at all, after Viacom no longer provides them.

Registration Rights Agreement

The Company and Viacom Inc. have entered into an Amended and Restated Registration Rights Agreement, which is referred to in this Proxy Statement as the “Registration Rights Agreement,” that requires the Company, upon Viacom’s request, to use its reasonable best efforts to register under the applicable federal and state securities laws any of the shares of the Company’s equity securities held by Viacom for disposition in accordance with the intended method of disposition, and to take such other actions as may be necessary to permit the sale in other jurisdictions, subject to specified limitations. Viacom and its affiliates also have the right to include shares of the Company’s equity securities beneficially owned in other registrations of these equity securities that the Company initiates. Except for the Company’s legal and accounting fees and expenses, the Registration Rights Agreement provides that Viacom generally pay all or its pro rata portion of out-of-pocket costs and expenses relating to each such registration that Viacom requests or in which Viacom participates.

In addition, the Registration Rights Agreement requires the Company to file, within ten days of the filing of the Registration Statement on Form S-4, as discussed above under “—Relationships Between the Company and Viacom Inc.,” both a registration statement on Form S-3 to facilitate the public resale of the Company’s Class A Common Stock that Viacom purchased in the open market in order to maintain U.S. federal income tax consolidation with the Company and a registration statement on Form S-3 to facilitate the public resale of any of the Company’s Class A and Class B Common Stock received by NAIRI, Inc., Mr. Sumner M. Redstone or any of their respective affiliates in any spin-off. The Company is required to use its reasonable best efforts to cause these registration statements, respectively, to be declared effective by the Securities and Exchange Commission at or prior to the time the Registration Statement on Form S-4 is declared effective, and at or prior to the time of the distribution date of such spin-off. Viacom will pay all or its pro rata portion of out-of-pocket costs and expenses, including the Company’s legal and accounting fees and expenses, relating to these two registrations. Subject to specified limitations, the registration rights will be assignable by Viacom and its assigns. The Registration Rights Agreement contains indemnification and contribution provisions that are customary in transactions similar to those contemplated by this Registration Rights Agreement.

Tax Matters Agreement

After the completion of the Company’s initial public offering, the Company and certain of its subsidiaries continued to be included in Viacom Inc.’s consolidated group for U.S. federal income tax purposes and its combined, consolidated or unitary group for various state and local income tax purposes. At the time of the initial public offering, the Company entered into a Tax Matters Agreement with Viacom, pursuant to which, for the taxable years and portions thereof prior to August 16, 1999, Viacom agreed to pay all taxes for the consolidated group, including any liability resulting from adjustments to tax returns relating to such taxable years or portions thereof. The Company and its subsidiaries continue to be liable for all taxes that are imposed on a separate return basis or on a combined, consolidated or unitary basis on a group of companies that includes only the Company and its subsidiaries.

The Tax Matters Agreement requires the Company to make payments to Viacom equal to the amount of income taxes which would be paid by the Company, subject to certain adjustments, if the Company had filed a stand-alone return for any taxable year or portion thereof beginning after August 16, 1999 in which it is included in the consolidated group. This would include any amounts determined to be due as a result of a redetermination of the tax liability of the Company arising from an audit or otherwise. With respect to some tax items attributable to the Company for periods following August 16, 1999, such as foreign tax credits, alternative minimum tax credits, net operating losses and net capital losses, the Company has a right of reimbursement or offset, which is determined based on the extent to which, and the time at which, such credits or losses could have been used by the Company if it had not been included in the consolidated group. This right to reimbursement or offset continues regardless of whether the Company is a member of the consolidated group at the time the attributes could have been used. The Company is only entitled to reimbursement for carryback items that it could use on a stand-alone basis to the extent that such items result in an actual tax savings for the consolidated group. Pursuant to the Tax Matters Agreement, the Company has agreed to pay Viacom an amount equal to any tax benefit the Company receives from the exercise of options to acquire Viacom common stock by the Company’s employees plus one-half of the amount of any tax benefit that the Company would have received but for certain tax limitations. The Company will also be responsible for the payment of income taxes with respect to income tax returns that include only the Company, which returns, as described below, Viacom will file during periods that the Company is a member of the Viacom consolidated group for federal income tax purposes.

Viacom is the sole and exclusive agent for the Company in any and all matters relating to income taxes of the Viacom consolidated group. Viacom has sole and exclusive responsibility for the preparation and filing of all income tax returns or amended returns with respect to the Viacom consolidated group, and has the sole right to contest or compromise any asserted tax adjustment or deficiency and to file, litigate or compromise any claim for refund on behalf of the consolidated group, except that Viacom is not entitled to compromise any such matter in a manner that would affect the Company’s liability under the Tax Matters Agreement without the Company’s consent, which may not be unreasonably withheld. Pursuant to the Tax Matters Agreement, Viacom has similar authority with respect to income tax returns that the Company files on a separate basis. The Tax Matters Agreement may result in conflicts of interest between the Company and Viacom.

Each member of the consolidated group for U.S. federal income tax purposes will be liable for the U.S. federal income tax liability of each other member of the consolidated group. Similar principles will apply with respect to members of a combined group for state and local tax purposes. Accordingly, although the Tax Matters Agreement allocates tax liabilities between the Company and Viacom during the period in which the Company is included in the consolidated group, the Company could be liable for the U.S. federal income tax liability of any other member of the consolidated group in the event any such liability is incurred, and not discharged, by such other member. The Tax Matters Agreement provides, however, that Viacom will indemnify the Company to the extent that, as a result of being a member of the consolidated group, the Company will become liable for the U.S. federal income tax liability of any other member of the consolidated group, other than the Company’s subsidiaries.

On June 18, 2004, the Company and Viacom entered into an Amended and Restated Tax Matters Agreement that becomes fully effective on the first day following the consummation of the Exchange Offer. The discussion above regarding the Tax Matters Agreement also applies with respect to the Amended and Restated Tax Matters Agreement; except that from and after the effective date of the Amended and Restated Tax Matters Agreement, the Company will have sole control of any audit of or litigation involving income tax returns that the Company files on a separate basis.

In the Amended and Restated Tax Matters Agreement, the Company agrees that, during the two-year period following the completion of the Exchange Offer or, if applicable, the spin-off, the Company and its subsidiaries will not enter into certain types of transactions, including sales of significant amounts of assets, certain mergers, liquidations, significant stock issuances, and certain stock redemptions, without Viacom’s consent unless the Company receives a private letter ruling from the Internal Revenue Service or an opinion of counsel chosen by Viacom to the effect that such transaction will not adversely affect the tax-free status of the Exchange Offer and, if applicable, the spin-off. The Company is generally responsible for, among other things, any taxes imposed on Viacom or its subsidiaries as a result of the Exchange Offer and, if applicable, the spin-off failing to qualify as a tax-free transaction on account of any breach of representations made with respect to the Company or caused by any action or failure to act by the Company or its subsidiaries or any significant transaction involving the Company’s, or the Company’s subsidiaries’, assets, stock or business following the Exchange Offer and, if applicable, the spin-off, regardless of whether such transaction is within the Company’s control.

Judgment Sharing Agreement

In connection with certain revenue sharing antitrust cases in which they are among the defendants, the Company, Viacom, Paramount Pictures Corporation and Mr. Sumner M. Redstone have agreed to allocate any judgment against any of them in those cases with the Company allocated 33.33% on the one hand, and Viacom, Paramount Pictures and Mr. Redstone allocated 66.67% on the other hand, and not to settle these cases without the reasonable consent of the other.

Director and Officer Insurance Agreement

The Company and Viacom have entered into an agreement pursuant to which they have allocated between themselves certain rights and responsibilities under the directors’ and officers’ liability insurance program described below under “—Other Arrangements with Viacom and its Affiliates—Director and Officer Liability Insurance Program.”

Director and Officer Indemnification and Guarantee

The Company has agreed, to the fullest extent permitted by applicable law, promptly to indemnify each person who is or was a member of the Company’s Board of Directors as of May 20, 2004, including the directors and executive officers of Viacom who serve as members of the Company’s Board of Directors, each person who is or was an officer of the Company as of May 20, 2004, and any person who becomes a member of the Company’s Board of Directors or who becomes an officer at any time prior to the date Viacom distributes control of the Company or otherwise disposes of, in one or more transactions, at least 80% of the aggregate number of shares of the Company’s Class A and Class B Common Stock that it owns immediately prior to the first such disposition (each of the foregoing are referred to in this Proxy Statement as an “indemnified party”) and in each case, who was, is or may be a party to any action based in whole or in part on the fact that such person is or was a member of the Company’s Board of Directors or its Special Committee or is or was an officer of the Company, as applicable, including certain out-of-pocket expenses reasonably incurred by such officers and directors of the Company in enforcing these indemnification rights. The Company has also agreed, to the fullest extent permitted by applicable law, promptly to advance any and all expenses incurred by any indemnified party in connection with any such action provided that such indemnified party undertakes to repay any advance if it is ultimately determined in a final disposition that such indemnified party was not entitled to be indemnified by the Company.

The Company has agreed not to amend the indemnification provisions contained in the Company’s certificate of incorporation and bylaws in a manner adverse to the rights to indemnification currently enjoyed by the members of the Company’s Board of Directors or the officers of the Company or inconsistent with the foregoing provisions, except to the extent required by applicable law.

Viacom has agreed to guarantee the indemnification obligations above of the Company to each of the indemnified parties but only with respect to acts and omissions of the Company and the indemnified parties, in their capacity as members of the Company’s Board of Directors or its Special Committee or as officers of the Company, as applicable, committed at the time of or before the date Viacom distributes control of the Company or otherwise disposes of, in one or more transactions, at least 80% of the aggregate number of shares of the Company’s Class A and Class B Common Stock that it owns immediately prior to the first such disposition. Any guarantee provided by Viacom to any such indemnified party will be available only to the extent the Company does not promptly perform its indemnification obligations described above, payment pursuant to any directors’ and officers’ liability insurance policy is not promptly made available in due course in accordance with its terms after so requested by or on behalf of such indemnified party and Viacom has received an undertaking by such indemnified party, as delivered to the Company, to repay any advances. Viacom’s guarantee will not be available to the extent that any claim against the Company or an applicable insurer has been intentionally waived or reduced by such indemnified party or become uncollectible because of the bad faith of such indemnified party or such indemnified party has failed to pursue such a claim. In the event that Viacom makes a guaranty payment to any indemnified party, Viacom will be subrogated to the extent of that payment to all of such indemnified party’s rights of recovery thereof. Each indemnified party agrees to reimburse Viacom for any guarantee payments made to the extent he or she subsequently receives indemnification payments from the Company or insurance proceeds from any applicable insurance policy.

Other Arrangements with Viacom and its Affiliates

Director and Officer Liability Insurance Program

Viacom has obtained, with the Company’s participation, a directors’ and officers’ liability insurance program with respect to certain Company related liabilities for the benefit of Viacom, the Company and their respective directors and officers on terms of coverage comparable in material respects to such insurance provided under Viacom’s existing directors’ and officers’ liability insurance program, except that claims relating to acts occurring on or prior to either Viacom’s disposition of shares that, in the aggregate, represent a distribution of control of the Company or Viacom’s disposition, in one or more transactions, of at least 80% of its aggregate number of shares of the Company may be reported for up to six years from the date of such disposition.

Interest Rate Swaps

In March 2001, Viacom entered into two interest rate swaps with the Company so that the Company could obtain a fixed interest rate with respect to $400 million of its outstanding floating rate debt under its credit facility. The swaps fixed $200 million of the Company’s outstanding debt at an interest rate of 5.01% for two years and the other $200 million at an interest rate of 5.12% for two and one-half years. The first and second interest rate swaps matured in the first and third quarters of 2003, respectively. The Company’s effective interest rates also include a LIBOR spread payable under its credit facility. Including the effect of the LIBOR spread, the effective interest rates of the swaps were approximately 6.26% and 6.37%, respectively, during 2003. There are currently no such arrangements of this type between the Company and Viacom and none are expected to be entered into following the split-off.

Paramount Pictures

The Company purchases certain movies for rental and sale directly from Paramount Pictures Corporation, a Viacom subsidiary. The Company’s total purchases from Paramount Pictures were $103.8 million and $23.5 million for the year ended December 31, 2003 and the first quarter of 2004, respectively. In addition, Paramount Pictures allows the Company to direct a portion of Paramount Pictures’ home video advertising expenditures. The Company received $2.2 million from Paramount Pictures in 2003 and $0.1 million in the first quarter of 2004 related to this arrangement.

Advertising with Viacom Affiliates

The Company uses a third-party agency to allocate its media placement and spending, based on specifications determined by the Company in accordance with independent market studies. The third-party agency conducts a competitive negotiation process with media outlets, including Viacom affiliates, which are generally offered an opportunity of first refusal. During the year ended December 31, 2003, about $17.6 million of the Company’s aggregate advertising expenditures were spent with Viacom affiliates, which represented 10% of the Company’s total advertising expenses during 2003. For the first quarter of 2004, $0.2 million or approximately 1% of the Company’s advertising expenditures were spent with Viacom affiliates.

Midway Games

As of June 16, 2004, Mr. Sumner M. Redstone and National Amusements beneficially owned an aggregate of approximately 74.75% of the common stock of Midway Games Inc. The Company purchased approximately

$4.7 million and $1.1 million of home video games from Midway during the year ended December 31, 2003 and the first quarter of 2004, respectively. The Company believes that the terms of these purchases were no less favorable to the Company than would have been obtainable from parties in which there was no such ownership interest.

Showtime Networks

The Company also has an agreement with Showtime Networks, Inc., a subsidiary of Viacom Inc., whereby the Company agreed to license from Showtime the non-exclusive domestic home video rights to up to 98 Showtime original motion pictures and other programs over the period from June 10, 2003 through December 31, 2006. The Company’s total purchases from Showtime were $2.3 million and $0.8 million for the year ended December 31, 2003 and the first quarter of 2004, respectively. In addition, during 2003, the Company received $385,000 under a distribution agreement with Showtime, pursuant to which the Company had the exclusive home video rights for a specified period of time in certain Showtime original motion pictures. DEJ Productions, Inc., a subsidiary of the Company, licenses to Showtime under separate agreements certain motion pictures for exhibition on Showtime’s pay television services and recognized $250,000 in revenues related to these agreements during the year ended December 31, 2003.

Insurance Premiums

Viacom paid insurance premiums on behalf of the Company for a limited number of the Company’s property, life and directors’ and officers’ insurance policies. The Company’s reimbursements to Viacom for insurance expenses related to property and life insurance policies were $2.6 million and $4.2 million for the years ended December 31, 2001 and 2002, respectively. The Company reimbursed Viacom for insurance expenses related to property, life and directors’ and officers’ expenses of $5.4 million and $1.4 million for the year ended December 31, 2003 and the first quarter of 2004, respectively. Subsequent to the split-off the Company expects to obtain its own insurance policies and expects to be fully responsible for the payment of the related premiums.

Relationship of Director with J.P. Morgan Chase & Co.

Richard J. Bressler, a member of the Company’s Board of Directors and Senior Executive Vice President and Chief Financial Officer of Viacom, is a member of the National Advisory Board of J.P. Morgan Chase & Co.  J.P. Morgan Securities Inc., a subsidiary of J.P. Morgan Chase & Co., is acting as the Company’s co-financial advisor in connection with the Exchange Offer. J.P. Morgan Securities Inc. will receive a customary fee for its services as co-financial advisor to the Company, in addition to being indemnified by the Company for certain liabilities in connection with the Exchange Offer.

Other

Viacom and its affiliates are party to various other agreements with the Company, which the Company and Viacom believe are not material to the Company or Viacom. The Company and Viacom believe that the terms of these agreements approximate those that would be available from third parties.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) reports that they file. To the Company’s knowledge, based solely on its review of the copies of such reports received by it with respect to fiscal 2003, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company’s equity securities have been satisfied.

PROPOSAL II

ADOPTION OF THE SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF BLOCKBUSTER INC.

Subsequent to the recommendation by the Special Committee of the Company, the Company’s Board of Directors has approved the Second Amended and Restated Certificate of Incorporation, subject to approval by the stockholders of the Company. The Company’s Amended and Restated Certificate of Incorporation is proposed to be amended and restated in connection with the split-off of the Company from Viacom in order to, among other things, amend the respective provisions thereof to include the provisions described below and to eliminate various provisions that the Company believes are no longer desirable following the Split-Off. The following is a summary of the amendments to the Amended and Restated Certificate of Incorporation proposed to be effected by the Second Amended and Restated Certificate of Incorporation subject to certain split-off conditions (the “Split-off Conditions), as described above under “Certain Relationships and Related Transactions—Relationships Between the Company and Viacom Inc.—Initial Public Offering and Split-Off Agreement.” In the event that such conditions do not occur, the Second Amended and Restated Certificate of Incorporation will not become effective. The following summary is not intended to be complete and should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the Second Amended and Restated Certificate of Incorporation, which is attached to this Proxy Statement as Appendix B.

General

The Second Amended and Restated Certificate of Incorporation will amend the Company’s Amended and Restated Certificate of Incorporation in a manner to facilitate the split-off and that the Board of Directors believes is appropriate to foster the Company’s long-term growth as an independent company following a split-off.

The Board of Directors is soliciting stockholder approval for the Second Amended and Restated Certificate of Incorporation. The Board of Directors will have the discretion to determine if and when to effect this Second Amended and Restated Certificate of Incorporation, as approved by the Company’s stockholders, and reserves the right, even after stockholder approval, to forego or postpone an amendment to the Amended and Restated Certificate of Incorporation if such action is determined not to be in the best interests of the Company and its stockholders.

If approved by the Company’s stockholders and implemented by the Board of Directors, the Second Amended and Restated Certificate of Incorporation will become effective on such date as may be determined by the Board upon the filing of the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

In connection with the split-off, the Company’s Board of Directors has also approved the amendment of the Company’s bylaws, to be effective subject to the Split-Off Conditions. As a result, separate stockholder approval is not required to effect the bylaw amendments. In addition to containing those amendments to the Company’s bylaws described below under “—Certain Transactions with Stockholders and Corporate Opportunities,” the bylaw amendments contain changes necessary to conform the Company’s bylaws to the Second Amended and Restated Certificate of Incorporation.

Conversion and Voting Rights of Class B Common Stock

The Company’s Amended and Restated Certificate of Incorporation currently contains provisions intended to facilitate the split-off. The Board of Directors is seeking approval by the stockholders of the Company of a Second Amended and Restated Certificate of Incorporation that will, in part, facilitate the split-off and allow

Viacom to distribute “control” (as defined in section 368(c) of the Internal Revenue Code) by (i) commencing an exchange offer in which Viacom is offering to exchange the shares of the Company’s Class A Common Stock and Class B Common Stock held by Viacom for outstanding shares of Viacom common stock (the “Determination”), and (ii) reducing a number of votes per share of Class B Common Stock, whereby following the Determination Date (as defined in the proposed Second Amended and Restated Certificate of Incorporation attached to this Proxy Statement as Appendix B) the number of votes per share of Class B Common Stock will be reduced from 5 to the lowest number (rounded up to the nearest .5 votes per share) but not less than 2 votes per share of Class B Common Stock, as determined following the split-off in good faith by the resolution of the Board of Directors, utilizing the calculations set forth in the IPO Agreement, as defined above under “Certain Relationships and Related Transactions—Relationships Between the Company and Viacom Inc.—Initial Public Offering and Split-Off Agreement,” and basing such calculations upon the certificates required in the IPO Agreement. Following effectiveness of the Second Amended and Restated Certificate of Incorporation, the shares of Class B Common Stock will no longer be convertible into shares of Class A Common Stock, and, in connection with any merger or consolidation of the Company, the holders of Class A Common Stock shall be entitled to receive not less than the per share consideration, if any, received by any holder of the Class B Common Stock.

Purpose and Effects of the Amendments

In connection with the split-off, Viacom has agreed to, among other things, convert a number of shares of Class B Common Stock (currently entitled to cast 5 votes per share) into shares of the Company’s Class A Common Stock and to vote in favor of the Second Amended and Restated Certificate of Incorporation, including the amendment to reduce the number of votes per share of Class B Common Stock, as further described above. In addition, the split-off may make it easier for a single person or group of related persons to gain control over the Company following the split-off. Because Viacom currently holds approximately 81.5% of the Company’s outstanding Common Stock, constituting approximately 96% of the combined voting power of the Company’s Common Stock, a person other than Viacom would not currently be able to gain control of the Company without Viacom’s consent. Following the split-off, however, the new holders of the Company’s Common Stock will have the ability to elect the Company’s entire board of directors. Accordingly, a person or group of related persons could gain control of the Company by acquiring a majority of the voting power of the outstanding shares of Common Stock. In addition, the control position that Viacom currently has in matters voted on by the Company stockholders will be eliminated as a result of the split-off. For these reasons, the split-off could render the Company more susceptible to proxy contests for control of the Board of Directors and unsolicited takeover bids from third parties, including offers below the intrinsic value of the Company, or other offers that the Board of Directors concludes would not be in the best interests of the Company’s stockholders.

The absence of Viacom as holder of approximately 81.5% of the Company’s outstanding Common Stock, constituting approximately 96% of the combined voting power of the Company’s Common Stock as a result of the split-off will also increase the Company’s vulnerability to an unsolicited takeover proposal. The Second Amended and Restated Certificate of Incorporation, together with recent bylaw amendments, will make it more difficult for a potential acquiror of the Company to take advantage of the Company’s capital structure following the split-off in acquiring the Company by means of a transaction that is not negotiated with the Board of Directors. The Second Amended and Restated Certificate of Incorporation and the bylaw amendments could reduce the vulnerability of the Company to an unsolicited takeover proposal. These provisions are designed to enable the Company to develop its business in a manner that will foster its long-term growth by reducing the threat of a takeover not deemed by the Board of Directors to be in the best interests of the Company and its stockholders and the potential disruption entailed by such a threat of a takeover reduced to the extent practicable.

The Second Amended and Restated Certificate of Incorporation, together with the amendments to the Company’s bylaws and the business combination statute of the General Corporation Law of the State of Delaware already in effect, along with the Company’s existing blank check preferred stock provision and classified board structure, may have the effect of deterring unsolicited takeover proposals or delaying or preventing changes in control or management of the Company, including transactions in which stockholders might otherwise receive a premium for their shares of Common Stock over then current market prices. In addition, these documents and provisions may limit the ability of stockholders to approve transactions that they may deem to be in their best interests. These provisions could also discourage bids for the Company’s Common Stock at a premium as well as create a depressive effect on the market price of the shares of the Company’s Common Stock.

The Board of Directors is not aware of any current effort to accumulate shares of the Company’s Common Stock or to otherwise obtain control of the Company following the split-off. Rather, provisions included in the Second Amended and Restated Certificate of Incorporation are being proposed at this time because of the split-off.

Elimination of Ability to Act by Written Consent

Unless otherwise provided in a corporation’s certificate of incorporation, Delaware law permits any action required or permitted to be taken by stockholders of a company at a meeting to be taken without notice, without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize the action at a meeting of stockholders at which all shares entitled to vote were present and voted. If the split-off is consummated, the Company’s Second Amended and Restated Certificate of Incorporation (assuming approval of stockholders) and amended bylaws will require that stockholder action be taken at an annual or special meeting of stockholders, and will prohibit action by written consent. Although the Company’s bylaws currently contain a prohibition on stockholder action by written consent, such a prohibition must be contained in a corporation’s certificate of incorporation to be effective.

This amendment will give all stockholders of the Company the opportunity to participate in determining any action and will prevent the holders of a majority of the voting power of the outstanding shares of Common Stock from using the written consent procedure to take stockholder action without affording all stockholders an opportunity to participate. This amendment will prevent stockholders from taking action other than at an annual or special meeting of stockholders at which a proposal is submitted to stockholders in accordance with the advance notice provisions of the Company’s bylaws. This could lengthen the amount of time required to take stockholder actions, which will ensure that stockholders will have sufficient time to weigh the arguments presented by both sides in connection with contested stockholder vote.

Certain Transactions with Stockholders and Corporate Opportunities

In recognition of Viacom being a significant stockholder of the Company, the Company’s current Amended and Restated Certificate of Incorporation provides for certain respective rights and duties of the Company and Viacom, as well as any directors of the Company who are also directors, officers or employees of Viacom, in respect of any transactions between or opportunities that may be suitable for both the Company and Viacom. Because Viacom intends to divest of its equity interest in the Company in connection with the split-off, the Company’s Amended and Restated Certificate of Incorporation is proposed to be amended to eliminate this provision in its entirety.

In connection with the split-off, the Board of Directors has also approved amendments to the Company’s bylaws. Under the terms of the Company’s Amended and Restated Certificate of Incorporation, the Company’s directors have the power to amend the Company’s bylaws without stockholder approval. If the split-off is consummated, the bylaw amendments will become effective.

The Company’s bylaw amendments require that, at any meeting of stockholders, the only nominations of persons for election to the board of directors and proposals of business to be considered will be the nominations made or proposals of business brought before the meeting:

•	pursuant to the Company’s notice of meeting;

•	by or at the direction of the Board of Directors; and

•	by a stockholder of the Company who was a stockholder of record of the Company at the time of the delivery of the notice provided for in the bylaws and who is entitled to vote at the meeting and who complies with the notice procedures set forth below.

For nominations or other business to be properly brought before an annual meeting of stockholders pursuant to the third point above, the stockholder must give written notice to the secretary of the Company not later than 90 days and not earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is more than 30 days before or more than 70 days after that anniversary date, the stockholder must give written notice not earlier than 120 days prior to the annual meeting and not later than the close of business on the later of the day that is 90 days prior to the annual meeting or 10 days following the date on which public announcement of the annual meeting is first given. The notice must set forth:

•	as to nominations, all information relating to the proposed nominee that is required to be disclosed under Regulation 14A under the Securities Exchange Act of 1934, as amended, and such person’s written consent to be named as nominee and to be serving as a director if elected;

•	as to the other business, a description of the business desired to be brought before the meeting, the text of any proposal to be presented to the stockholders, the reasons for conducting the business at the meeting, and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

•	the name and address, as they appear on the Company’s books, of the stockholder who is proposing the business, and the name and address of the beneficial owner, if any, on whose behalf the nomination or proposal is made;

•	the class and number of shares of stock of the Company that are owned by the stockholder or the beneficial owner on whose behalf the nomination or proposal is made;

•	a representation that the stockholder is a stockholder of record of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose the business or nomination; and

•	a representation as to whether the stockholder of record or the beneficial owner, if any, intends, or is part of a group which intends, to solicit proxies in support of the nominee or proposal.

The bylaw amendments also provide that at any special meeting of the stockholders of the Company, the only business that may be brought before the special meeting is the business specified in the notice of special meeting. Accordingly, the stockholders of the Company may not raise any other matters for consideration at special meetings.

With respect to an election of directors to be held at a special meeting of the stockholders as determined by the Company’s notice of special meeting, a stockholder may make a nomination pursuant to notice given not earlier than 120 days prior to the special meeting and not later than the close of the business on the later of the day that is 90 days prior to the special meeting or 10 days following the date on which public announcement of the special meeting is first made.

These amendments may preclude nominations or the conduct of business by stockholders at a particular stockholders meeting if the proper procedures are not followed, and may discourage or deter a third party from attempting to obtain control of the Company, even if this attempt might be viewed as beneficial to the Company by its stockholders.

The presiding officer of the meeting will determine and declare at the meeting whether the business was properly brought before the meeting in accordance with the procedures described above and may declare the nominations or the business as not properly brought before the meeting and not recognize the nominations or the business.

In addition to the provisions described above, the bylaw amendments contain changes that the Board of Directors believes are advisable in light of the Second Amended and Restated Certificate of Incorporation. These changes contain defensive provisions and relate to the sections regarding special meetings and amendments of the bylaws.

The bylaw amendments also contain:

•	changes regarding the mechanism by which notice may be given to stockholders (expanding the permissible period for giving notice and permitting electronic transmission);

•	changes regarding the manner in which stockholders can bring business and nominations before meetings of stockholders;

•	a clarification of the quorum requirements for stockholder meetings;

•	amendments regarding the use of electronic transmission for board consents in lieu of a meeting and amendments regarding board committees;

•	provisions regarding interested director transactions similar to provisions in the General Corporation Law of the State of Delaware;

•	new provisions with respect to indemnification of officers and directors and advancement of expenses; and

•	provisions indicating that if any part of the bylaws is found invalid for any reason, the remaining parts shall remain valid and operative.

CERTAIN OTHER CIRCUMSTANCES POTENTIALLY AFFECTING

A CHANGE IN CONTROL OF THE COMPANY

General Corporation Law of the State of Delaware

Under Section 203 of the General Corporation Law of the State of Delaware, a corporation is generally restricted from engaging in a business combination with an interested stockholder for a three-year period following the time the stockholder became an interested stockholder. An interested stockholder is defined as a stockholder who, together with its affiliates or associates, owns, or who is an affiliate or associate of the corporation and within the prior three-year prior did own, 15% or more of the corporation’s voting stock. This restriction applies unless,

•	prior to the time the stockholder became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•	the interested stockholder owned at least 85% of the voting stock of the corporation, excluding specific shares, upon completion of the transaction that resulted in the stockholder becoming an interested stockholder; or

•	at or subsequent to the time the stockholder became an interested stockholder, the business combination was approved by the board of directors of the corporation and authorized by the affirmative vote, at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding vote shares of the corporation, excluding shares held by that interested stockholder.

A business combination generally includes:

•	mergers, consolidations and sales or other dispositions of 10% or more of the assets of a corporation to or with an interested stockholder;

•	transactions resulting in the issuance or transfer to an interested stockholder of any capital stock of the corporation or its subsidiaries, subject to certain exceptions;

•	transactions having the effect of increasing the proportionate share of the interested stockholder in the capital stock of the corporation or its subsidiaries, subject to certain exceptions;

•	transactions having the effect of increasing the proportionate share of the interested stockholder in the capital stock of the corporation or its subsidiaries, subject to certain exceptions; and

•	other transactions resulting in a disproportionate financial benefit to an interested stockholder.

This makes a take-over of a company more difficult and may have the effect of diminishing the possibility of certain types of two-step acquisitions of a company or other unsolicited attempts to acquire a company. This may further have the effect of preventing changes in the board of directors of a company, and it is possible that such provisions could make it more difficult to accomplish transactions that stockholders may otherwise deem to be in their best interests.

Existing Provisions in the Company’s Amended and Restated Certificate of Incorporation

The Company’s Amended and Restated Certificate of Incorporation authorizes the issuance of preferred stock with such designations, rights and preferences as may be determined from time to time by its Board of Directors. Accordingly, the Company’s Board of Directors is empowered, without stockholder approval, to issue preferred stock with dividends, liquidation, voting or other rights that could have an adverse impact upon the voting power or other rights of the holders of the Company’s Common Stock. In the event preferred stock is issued by the Company, it could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. No shares of preferred stock are issued or outstanding and the Company has no present plans to issue any shares of preferred stock.

The Board of Directors recommends a vote FOR the adoption of the Second Amended and Restated Certificate of Incorporation of Blockbuster Inc.

PROPOSAL III

APPROVAL OF THE AMENDED AND RESTATED LTMIP

The Blockbuster Inc. 1999 Long-Term Management Incentive Plan was originally approved by the Board of Directors and the sole stockholder of the Company on July 15, 1999. The stockholders of the Company approved the plan again on May 23, 2000 in order to continue to satisfy the Performance-Based Compensation Exception to the deduction limitation provided for under Section 162(m) of the Internal Revenue Code. The Board of Directors approved the Amended and Restated LTMIP on June 10, 2004, subject to approval by the Company’s stockholders. If approved by the stockholders at the meeting, the Amended and Restated LTMIP will become effective immediately. The following summary of the Amended and Restated LTMIP should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the Amended and Restated LTMIP, which is attached to this Proxy Statement as Appendix C.

Summary of the Amended and Restated LTMIP

The Amended and Restated LTMIP provides for grants of stock options to purchase shares of Class A Common Stock, stock appreciation rights, restricted shares of Class A Common Stock, restricted share units, unrestricted shares of Class A Common Stock and phantom shares (each, an “award”), the terms and conditions of which are described in more detail below. The Amended and Restated LTMIP has been designed to allow for awards to satisfy the Performance-Based Compensation Exception provided for under Section 162(m) of the Internal Revenue Code.

Any employee, non-employee director or advisor of the Company or its subsidiaries is eligible to participate in the Amended and Restated LTMIP; however, only employees of the Company or its subsidiaries are eligible to receive incentive stock options. As of March 31, 2004, approximately 7,200 employees and 2 non-employee directors were participating in the existing plan.

The total aggregate number of shares of Class A Common Stock that may be subject to awards under the Amended and Restated LTMIP is 25,000,000 (the “Aggregate Share Limit”), subject to adjustment (as discussed below). The maximum aggregate number of shares of Class A Common Stock with respect to which awards may be granted to any participant during the ten-year term of the Amended and Restated LTMIP is 5,000,000 (the “Individual Limit”), subject to adjustment (as discussed below), regardless of the form of settlement. Generally, the number of shares subject to an award that can be settled in shares of Class A Common Stock will be counted against the Aggregate Share Limit at the time the award is granted. To the extent permitted by law, the Internal Revenue Code or the rules of any stock exchange or automated quotation system on which the Class A Common Stock is listed for trading or is quoted, as applicable, the following shares of Class A Common Stock underlying awards will not be counted against the Aggregate Share Limit or the Individual Limit: (i) shares subject to an award that for any reason expires or is cancelled, forfeited, or terminated without having been exercised or paid; (ii) shares withheld from any award to satisfy a participant’s tax or other withholding obligations or to pay the exercise price of an award; (iii) shares subject to an award that is settled in cash; or (iv) shares exchanged for an award that does not involve Class A Common Stock. In addition, if a participant tenders shares of Class A Common Stock in payment of the exercise price of an award or to satisfy the participant’s tax or other withholding obligations with respect to an award, only the number of shares of Class A Common Stock issued net of the number of shares of Class A Common stock tendered will be counted against the Aggregate Share Limit or the Individual Limit. As of the date of this Proxy Statement only stock options have been granted under the existing plan. As of March 31, 2004, options to purchase approximately 17,754,248 shares of Class A Common Stock were outstanding, and 7,245,752 remained available for issuance. Unless earlier terminated by action of the Board, the Amended and Restated LTMIP will terminate on July 15, 2009.

Administration

The Amended and Restated LTMIP provides that it must be administered by the Board or by a committee appointed by the Board, consisting of at least two members of the Board. Pursuant to the terms of the Amended and Restated LTMIP, with respect to any grant that is intended to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, the committee must consist of at least such number of directors as is required from time to time by such rule, and each committee member must satisfy the qualification requirements of such rule. With respect to any grant that is intended to satisfy the Performance-Based Compensation Exception provided for under Section 162(m) of the Internal Revenue Code, the committee must consist of at least such number of directors as is required from time to time to satisfy this exception, and each committee member must satisfy the qualification requirements of such exception. To the extent required under the rules of the stock exchange or automated quotation system on which the Company’s Class A Common Stock is listed for trading or is quoted, as applicable, each member of the committee must satisfy any “independence” requirements of such exchange or quotation system. The failure of any committee member to meet the qualification requirements pursuant to Rule 16b-3 or Section 162(m) will not invalidate any actions taken or awards granted by the committee. Subject to certain limitations, including the limitations set forth in the Delaware General Corporation Law, as well as any other laws, rules or regulations that may apply from time to time, the committee may delegate some or all of its authority under the Amended and Restated LTMIP, to one or more members of the committee or to one or more officers of the Company.

Grants under the Amended and Restated LTMIP will be authorized by the Committee (as defined below) or, in the case of grants to the Company’s non-employee directors, by the Board, excluding such non-employee directors. References to the “Committee” in this discussion shall mean the Senior Executive Compensation Committee, the Board, and/or any other committee to be appointed by the Board in accordance with the terms of the Amended and Restated LTMIP, as applicable.

The Committee has authority to amend the terms of any outstanding award or waive any conditions or restrictions applicable to any award. Subject to certain conditions, at the discretion of the Committee, a participant may be offered an election to substitute an award for another award or awards of the same or different type. The Committee may not reprice any stock option, except as may be deemed to occur pursuant to such an election or pursuant to adjustments, as discussed below under “—Adjustments.” With respect to grants to persons outside of the United States, the Committee has the authority to grant awards upon such terms as the Committee deems appropriate and advisable to take into account the laws of the applicable jurisdiction and/or to obtain more favorable tax treatment for the Company and/or any subsidiary, as applicable, and/or for the participants in such jurisdictions. To that end, to the extent permitted by law and the rules of applicable stock exchange or automated quotation system, the Committee may establish modified option exercise procedures and other terms and procedures, even if the terms are more or less restrictive than the terms set forth in the Amended and Restated LTMIP.

Stock Options

Stock options can be either “incentive stock options,” within the meaning of Section 422 of the Internal Revenue Code or non-qualified stock options, as determined by the Committee. Historically, the Company has not granted incentive stock options.

Subject to certain limitations, including the limitations described below, the Committee has the power to determine the number and kind of stock options granted, the exercise price of the stock options, the period during which they can be exercised, the vesting schedule applicable to such stock options, including any applicable performance goals, and any other terms that are not inconsistent with the purposes and provisions of the plan that the Committee deems appropriate. The Committee may, in its discretion, accelerate the vesting of any stock option; provided that the Committee may not, without the participant’s consent, accelerate any incentive stock option if such acceleration would disqualify such stock option as an incentive stock option. The per share exercise price of any stock option cannot be less than 100% of the fair market value of a share of Class A Common Stock on the date of grant; provided that the exercise price of any stock option is subject to adjustment, as discussed below. In addition, with respect to any ten percent stockholder, as calculated under the Internal Revenue Code, the exercise price of an incentive stock option cannot be less than 110% of the fair market value of a share of Class A Common Stock on the date of grant. The closing price of a share of the Company’s Class A

Common Stock on March 31, 2004, was $17.50. No stock option can be exercised more than ten years after the date of grant, or five years in the case of incentive stock options granted to a ten percent stockholder. The exercise price of a stock option must be paid as follows: (i) in cash or by certified check, bank draft or money order; (ii) in the discretion of the Committee, in shares of Class A Common Stock or other securities of the Company designated by the Committee valued at their fair market value on the date of exercise of the stock option; (iii) in a combination of cash, shares or such other securities; (iv) by delivery of an irrevocable option exercise notice and irrevocable instructions from the participant to a broker or dealer to sell certain shares of Class A Common Stock purchased upon exercise of a stock option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price for the stock option or (v) with any other form of valid consideration that is acceptable to the Committee.

Currently, outstanding stock options generally are exercisable in cumulative annual installments of either (i) one-fifth of the shares covered thereby commencing one year after the date of grant, (ii) one-fourth of the shares covered thereby commencing one year after the date of grant, or (iii) one-third of the shares covered thereby commencing two years after the date of grant, and expire ten years from the date of grant, except in the event of the termination of service, disability or death of the participant. Unless otherwise permitted by the Committee, in its sole discretion, if the service of a participant other than a non-employee director ends by reason of the participant’s voluntary termination of service or termination of the participant’s service by the Company other than for cause, the participant’s outstanding stock options may be exercised, to the extent then exercisable, for a period of six months after the date of termination (or three months in the case of incentive stock options). Unless otherwise permitted by the Committee, in its sole discretion, in the event of a participant’s death, the participant’s stock options may be exercised, to the extent exercisable at the date of the participant’s death by the person who acquired the right to exercise such stock options by will or the laws of descent and distribution for a period of twelve months following the date of death. Unless otherwise permitted by the Committee, in its sole discretion, in the event of a participant’s permanent disability, the participant’s stock options may be exercised, to the extent exercisable upon the date of the onset of such permanent disability, for a period of twelve months following such date. Unless otherwise permitted by the Committee, in its sole discretion, if a non-employee director ceases to be a member of the Company’s Board for any reason, other than due to a termination for cause, the director’s stock options may be exercised, to the extent then exercisable, for a period of twelve months following the date of termination. If any participant’s service is terminated for cause, then, unless the Committee determines otherwise, all of the participant’s stock options, whether or not then vested, will be forfeited by the participant effective as of the date of such termination. In no event may a stock option be exercised following the earlier to occur of the expiration of the stock option and the tenth anniversary of the date of grant of such option.

Stock Appreciation Rights

Stock appreciation rights may be granted in tandem with stock options (a “tandem stock appreciation right”) or not in tandem with stock options (a “stand-alone stock appreciation right”). The Committee has the power to determine the number and kind of stock appreciation rights granted, the exercise price of the stock appreciation rights, the period during which they can be exercised and any vesting schedule applicable to such stock appreciation rights, including any applicable performance goals, and any other terms that are not inconsistent with the purposes and provisions of the plan that the Committee deems appropriate. The Committee may, in its discretion, accelerate the vesting of any stock appreciation right.

A tandem stock appreciation right may be granted at the same time as, or, in the case of a non-qualified stock option, subsequent to, the time that its related stock option is granted. A tandem stock appreciation right will be subject to the same terms and conditions as the related stock option and will be exercisable only at such times and to such extent as the related stock option is exercisable. Each stock appreciation right granted in tandem with a stock option entitles the holder to exercise the related stock option with respect to all or a portion of the vested shares underlying such stock option; or to exercise the stock appreciation right by surrendering to the Company all or a portion of the related stock option (to the extent vested), in which case the holder will be entitled to receive an amount equal to the excess of the fair market value of the shares of Class A Common Stock underlying the surrendered portion of such stock option over the aggregate stock option exercise price for such shares. The exercise of a tandem stock appreciation right will cause the immediate and automatic cancellation of its related stock option with respect to the number of shares underlying the surrendered portion of the stock option. Likewise, the exercise of the related stock option will cause the immediate and automatic cancellation of the tandem stock appreciation right with respect to the number of shares underlying the surrendered portion of the stock appreciation right. Payment by the Company upon a participant’s exercise of a stock appreciation right will be made in cash or, in the discretion of the Committee, in shares of the Company’s Class A Common Stock or other of the Company’s securities designated by the Committee, or in a combination of cash, shares of Class A Common Stock or such other securities.

The Committee may grant a stand-alone stock appreciation right subject to the terms and conditions in the plan and any other terms and conditions as the Committee shall establish at the time of grant, including the satisfaction of any performance goal requirements established by the Committee. A stand-alone stock appreciation right entitles the holder to receive from the Company an amount equal to the excess of the fair market value of a share of Class A Common Stock on the exercise date over the exercise price for such stock appreciation right multiplied by the number of rights exercised. The exercise price of a stand-alone stock appreciation right will be established by the Committee at the time of grant; provided that such exercise price cannot be less than 100% of the fair market value of a share of Class A Common Stock on the date of grant. The exercise price of any stock appreciation right is subject to adjustment, as discussed below. For each stand-alone stock appreciation right granted, the Committee will specify the period during which such right may be exercised. The same criteria applied to grants of stock options with respect to rights in the event of termination of service, as described above, apply equally to awards of stock appreciation rights.

Restricted Shares, Restricted Share Units and Unrestricted Shares

The Committee may grant restricted shares and restricted share units under the Amended and Restated LTMIP, subject to the terms and conditions in the plan and any other terms and conditions as are determined by the Committee, including the satisfaction of any performance goal requirements established by the Committee. A “restricted share” is a share of Class A Common Stock granted to the participant subject to restrictions as determined by the Committee. A “restricted share unit” is a contractual right to receive, in the Committee’s discretion, shares of Class A Common Stock, a cash payment equal to the fair market value of a share of Class A Common Stock or a combination of cash and Class A Common Stock, subject to terms and conditions as determined by the Committee. Any restricted shares and restricted share units granted under the Amended and Restated LTMIP will be subject to a vesting schedule, including any specified performance goals or any other criteria that the Committee determines must be satisfied in order to remove any restrictions with respect to such award. The Committee may, in its discretion, accelerate the dates on which restricted shares and restricted share units vest. For restricted share grants, the appropriate number of shares granted to a participant will be registered in the participant’s name or otherwise credited to the participant as of the date of grant, but will remain held by the Company for the account of the participant. The participant who receives a restricted share grant will have all rights as a holder of shares of Class A Common Stock (including, to the extent applicable, the right to vote and to receive dividends or other distributions made or paid with respect to such shares), except that (i) the participant will not be entitled to delivery of shares until such shares have vested, (ii) the restricted shares cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested, and, (iii) subject to certain exceptions, all unvested restricted shares will be immediately forfeited upon a participant’s termination of service with the Company or any of its subsidiaries. The Committee may provide that any dividends or other distributions that are paid in shares shall be subject to the same restrictions as the restricted shares with respect to which such dividends or other distributions are made. Restricted share units may be paid, at the discretion of the Committee, in shares of Class A Common Stock, in cash equal to the fair market value of the shares subject to such restricted share units or in a combination of Class A Common Stock and cash. If a participant’s service terminates for any reason, the unvested restricted shares and restricted share units will be forfeited as of the date of such event, unless the Committee determines otherwise with respect to some or all of the unvested restricted shares or restricted share units.

The Committee may make awards of unrestricted Class A Common Stock in recognition of outstanding achievements and performance or for any other reason it deems appropriate.

Phantom Shares

A phantom share represents a contractual right granted to the participant to receive an amount of cash equal to the excess in value of a phantom share on a particular valuation date over the initial value of such phantom share. The Amended and Restated LTMIP empowers the Committee to determine the initial value of the phantom shares, which may be determined by reference to the fair market value of a share of Class A Common Stock. The plan also empowers the Committee to determine the valuation date(s) applicable to a grant of phantom shares and the vesting schedule, including any applicable performance goals, and to set a limit on the maximum amount of appreciation value payable for the phantom shares as determined by the Committee.

If a participant’s service ends by reason of a voluntary termination by the participant or a termination by the Company or any of its subsidiaries other than due to a termination for cause, or in the event of a participant’s death or, for participants who are employees, a participant’s permanent disability, then, unless the Committee determines otherwise, the cash payments for such participant’s phantom shares will be the lesser of the appreciation in value determined as of the date of the termination or event or as of the originally scheduled valuation dates, and these payments will be made following the originally scheduled valuation dates. All rights with respect to phantom shares that are not vested as of the date of this termination or event, as the case may be, will be relinquished by the participant. If a participant’s employment is terminated for cause, all phantom shares, whether or not vested, will be forfeited by the participant, unless the Committee determines otherwise.

Dividend Equivalents

The Committee may grant “dividend equivalents” as part of any award granted under the Amended and Restated LTMIP. A “dividend equivalent” is a right to receive a payment of dividends declared and paid on all or a portion of the number of shares of Class A Common Stock subject to a specified award under the plan, as determined by the Committee. The grant of a dividend equivalent may be made at the time of the grant of the related award or at any time thereafter up to the time of payment of such award. Such payments may be in cash or, in the Committee’s discretion, in shares of Class A Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Class A Common Stock or such other securities. The Committee may provide that such amounts will be deemed to have been reinvested in additional shares of Class A Common Stock or otherwise reinvested.

Performance Goals

The Committee may condition the grant, vesting and/or exercisability of any award upon the attainment of performance targets related to one or more performance goals over a performance period selected by the Committee. Awards that are not intended to satisfy the Performance-Based Compensation Exception to the deduction limitation set forth in Section 162(m) of the Internal Revenue Code may be based on the achievement of such goals and be subject to such terms, conditions and restrictions as the Committee shall determine. Awards that are intended to satisfy the Performance-Based Compensation Exception based on the satisfaction of one or more performance goals must be conditioned on the achievement during a specified performance period, of specified levels of one or more of the following measures: operating income; adjusted operating income; income before income taxes; adjusted income before income taxes; net income; adjusted net income; OIBDA; earnings per share; revenues; net revenues; free cash flow; net income from continuing operations; total stockholder return; share price; return on equity; return in excess of cost of capital; profit in excess of cost of capital; return on assets; return on invested capital; net operating profit after tax; operating margin; gross margin; or any combination of the foregoing (each as determined in accordance with accounting principles generally accepted in the United States or as defined in the plan).

A performance period must be a calendar year or other fiscal year of the Company or other longer or shorter period designated by the Committee. A performance period must be established not later than ninety days after the start of such period; provided that no performance goal may be established after 25% of a performance period has elapsed.

Performance targets may be based on objectives related to individual performance, Company performance, or the performance of a subsidiary, division, department, region, function or business unit. The performance targets may be determined on an absolute or cumulative basis or on a percentage of improvement over time. In addition, a performance target may be measured in terms of Company performance (or of the performance of a subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.

Prior to the payment of any award that has been conditioned upon achievement of a performance goal that is intended to qualify for the Performance-Based Compensation Exception provided for under Section 162(m) of the Internal Revenue Code, the Committee must certify whether the performance goal(s) have been achieved. The Committee may reduce any award below the maximum amount that could be paid based on the degree to which the performance goal(s) related to such award have been achieved.

In the event that, during a performance period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event, or any other extraordinary event or circumstance occurs that has the effect, as determined by the Committee, in its sole and absolute discretion, of distorting the applicable performance criteria, including, without limitation, changes in accounting standards, the Committee may adjust or modify, as determined by the Committee, in its sole and absolute discretion, the calculation of the performance goals, to the extent necessary to prevent reduction or enlargement of the participants’ awards under the plan for such performance period attributable to such transaction, circumstance or event.

Adjustments

In the event of any subdivision or consolidation of outstanding shares of Class A Common Stock, declaration of a stock dividend or other stock split, the Board will proportionately adjust each of (i) the number of shares of Class A Common Stock reserved under the Amended and Restated LTMIP and available for issuance pursuant to awards, (ii) the number of shares of Class A Common Stock covered by outstanding awards, (iii) the exercise price or other price of outstanding awards, (iv) the appropriate fair market value and other price determinations for outstanding awards, and (v) the maximum aggregate number of shares of Class A Common Stock subject to awards under the plan or that may be granted to any participant during the ten-year term under the Amended and Restated LTMIP.

In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Class A Common Stock, or any distribution to holders of Class A Common Stock or securities or property (including cash dividends that the Committee determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Class A Common Stock), the Board must make appropriate adjustments to (i) the number of shares of Class A Common Stock reserved under the plan and (ii)(a) the number of shares of Class A Common Stock covered by awards, (b) the exercise price or other price in respect of such awards, (c) the appropriate fair market value and other price determinations for such awards, and (d) the maximum number of shares of Class A Common Stock authorized for issuance under the Plan (and the maximum number that may be granted to any participant during the term of the plan) to reflect such transaction; provided that such adjustments may only be such as are necessary to maintain the proportionate interest of the holders of the awards and preserve, without increasing, the value of such awards.

In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board is authorized (i) to assume previously issued compensatory awards, or to substitute new awards for previously issued compensatory awards as part of such adjustment; (ii) to cancel awards that are stock options or stock appreciation rights and give the affected participants notice and opportunity to exercise for 30 days prior to such cancellation; or (iii) to cancel any such awards and to pay the participants in cash an amount that the Committee shall determine is equal to the fair market value of such grants on the date of such event.

Transfer Restrictions, Etc.

Except as otherwise provided by the Committee, the rights of a participant with respect to any award shall not be transferable by the participant to whom the award is granted, except by will or the laws of descent or distribution.

Amendment and Termination

The Amended and Restated LTMIP may be terminated and may be altered, amended, suspended or terminated at any time, in whole or in part, by the Company’s Board, provided that (i) no alteration or amendment will be effective without stockholder approval if approval is required by law or under the rules of the New York Stock Exchange, the Nasdaq Stock Market or any other stock exchange or automated quotation system on which the Company’s Common Stock is listed or quoted; and (ii) no such termination, suspension, alteration or amendment may adversely alter or affect the terms of any then outstanding awards without the consent of the affected participant. Current rules of the New York Stock Exchange applicable to the Company require all material revisions to the Amended and Restated LTMIP to be approved by the Company’s stockholders.

Summary of Certain Federal Income Tax Consequences

The following discussion is intended as a general summary of the federal income tax consequences associated with the grant and exercise of stock options. This summary does not purport to be complete and does not address any applicable state or local tax law.

Non-qualified Stock Options

In general, no taxable income is realized by a participant upon the grant of a non-qualified stock option, and no deduction is then available to the Company. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be includable in the gross income of the participant as ordinary income. The amount includable in the gross income of the participant will also be deductible by the Company. The tax basis of the shares acquired by the participant will be equal to the exercise price plus the amount includable in the gross income of the participant as ordinary income. When a participant disposes of shares acquired upon exercise of a non-qualified stock option, any amount realized in excess of the tax basis of the shares generally will be treated as a capital gain; if the amount realized is less than such tax basis, the difference will be treated as a capital loss. Any capital gain or capital loss will be long-term or short-term, depending on whether the shares have been held for more than one year; the holding period commences upon exercise of the non-qualified stock option. Certain additional rules may apply if the exercise price of a non-qualified stock option is paid in shares or other securities previously owned by the participant.

Incentive Stock Options

In general, no taxable income is realized by a participant and no deduction is available to the Company upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the transfer of the shares upon exercise of the incentive stock option and at least two years from the date of the grant of the incentive stock option (the “ISO Holding Period”), the difference between the exercise price and the amount realized upon a subsequent sale of the shares will be treated as a long-term capital gain or loss and no deduction will be available to the Company. If the shares acquired upon exercise of an incentive stock option are disposed of before the expiration of the ISO

Holding Period, the participant will realize ordinary income and the Company will be entitled to a deduction on the portion of the gain, if any, equal to the excess of the fair market value of the shares on the date of exercise over the incentive stock option exercise price (or, if less, the excess of the amount realized on the disposition over the tax basis of the shares); any further gain, or any loss, from such disposition will be taxable as a long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year. Certain additional rules may apply if the exercise price of an incentive stock option is paid in shares or other securities previously owned by the participant.

The excess of the fair market value (at the time of exercise) of the shares acquired upon the exercise of an incentive stock option over the exercise price of such stock option may constitute an adjustment to taxable income for purposes of the alternative minimum tax. Special rules for computing alternative minimum taxable income also may apply in certain cases where there are subsequent sales of shares in disqualifying dispositions and to determine the basis of the shares for purposes of computing alternative minimum taxable income on a subsequent sale of the shares.

Prior Issuances of Options

The following table sets forth certain information regarding options received under the existing plan since inception, by (i) the named executive officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, (iv) each nominee for election as a director, (v) each person who has received 5% or more of such options and (vi) all employees, including current officers who are not executive officers, as a group. The Company is not aware of any associates of any of the persons listed in (i)-(iv) above who have received options.

Name of Individual or Group	Number of Shares of Class A Common Stock Underlying Options Granted Since Inception
John F. Antioco Chairman of the Board and Chief Executive Officer	3,023,615
Nicholas P. Shepherd Executive Vice President, Chief Marketing and Merchandising Officer	282,500
Edward B. Stead Executive Vice President and General Counsel	824,000
Nigel Travis President and Chief Operating Officer	1,016,332
Larry J. Zine Executive Vice President, Chief Financial Officer and Chief Administrative Officer	946,666
Michael D. Fricklas Director	0
John L. Muething Director	15,000
Sumner M. Redstone Director	0
All current executive officers as a group	7,099,863
All current directors who are not executive officers as a group	29,000
All employees, including current officers who are not executive officers, as a group(1)	24,194,005

(1)	This number includes options that have been cancelled prior to their exercise and are eligible to be re-granted under the existing plan.

The benefits or amounts that will be received by or allocated to the individuals or groups named in the table above under the Amended and Restated LTMIP are not determinable at this time.

Purpose of the Amendments

The Amended and Restated LTMIP is substantially similar to the 2004 LTMIP that is currently being submitted for approval by the stockholders of the Company, as discussed below under “Proposal IV—Approval of the 2004 LTMIP.” The material differences between the existing plan and the Amended and Restated LTMIP are summarized below. Appendix C reflects certain other amendments to the existing plan that have been unanimously approved by the Board of Directors, none of which require the approval of the Company’s stockholders. Stockholders should, however, carefully review Appendix C in its entirety.

•	Duration of Plan. The Amended and Restated LTMIP terminates on July 15, 2009, while the existing plan would have terminated on July 15, 2004.

•	Exercise Price for Options and Stock Appreciation Rights. The Amended and Restated LTMIP provides that the exercise price of any stock option or stock appreciation right may not be less than 100% of the fair market value of a share of Class A Common Stock on the date of grant. The existing plan contains no such prohibition.

•	Repricing. The Amended and Restated LTMIP limits the circumstances under which the Committee may reprice options. As amended the plan prohibits repricing except to the extent that any permitted offer of substitute awards or any permitted adjustment to outstanding awards would be deemed to be a repricing. The existing plan does not contain any prohibitions on repricing.

•	Delegation of Authority. Subject to certain limitations, including the limitations set forth in the Delaware General Corporation Law, as well as any other laws, rules or regulations that may apply from time to time, the Amended and Restated LTMIP permits the Committee to delegate authority under the plan to one or more members of the Committee or to one or more officers of the Company. The existing plan does not provide for this delegation.

•	Rights Upon Termination of Service. Under the Amended and Restated LTMIP, the Committee has the ability, in its sole discretion, to extend the exercisability of stock options and/or stock appreciation rights in the event of the termination of a participant’s service, or a participant’s death or permanent disability, but not beyond the original expiration of such stock options and/or stock appreciation rights. In addition, the Committee has the ability, in its sole discretion, to vest unvested restricted shares and/or restricted share units. The existing plan limits the extent to which the Committee could extend the exercise period of a stock option to twelve months following termination of service for reasons other than for cause.

•	Stand-Alone Stock Appreciation Rights. The Amended and Restated LTMIP permits the Committee to grant stock appreciation rights alone or in tandem with stock options. The existing plan permits the Committee to grant stock appreciation rights only in tandem with stock options.

•	Dividend Equivalents. The Amended and Restated LTMIP permits the grant of dividend equivalents in conjunction with an award. The existing plan does not provide for dividend equivalent rights.

•	Performance Goals. The Amended and Restated LTMIP permits the Committee to condition the grant, vesting and/or exercisability of any award upon the attainment of performance goals over a performance period selected by the Committee. Under the Amended and Restated LTMIP, performance goals may be used to satisfy the Performance-Based Compensation Exception provided for under Section 162(m) of the Internal Revenue Code. The existing plan does not provide for the Committee’s use of performance goals to satisfy such exception.

•	Transferability of Awards. The Amended and Restated LTMIP allows the Committee to permit the transferability of an award for any reason. The existing plan provides that the rights of a participant with respect to any award shall not be transferable except by will or the laws of descent or distribution.

•	Adjustments. The Amended and Restated LTMIP contains considerably more detailed provisions governing adjustments in the event of certain corporate changes than did the existing plan.

The Board of Directors believes that the Amended and Restated LTMIP benefits and advances the interests of the Company by attracting and retaining employees, non-employee directors and advisors of the Company, rewarding them for their contributions to the financial success of the Company and thereby motivating them to continue to make such contributions in the future. Without stockholder approval of the Amended and Restated LTMIP, the existing plan will expire on July 15, 2004.

The Board of Directors recommends a vote FOR the approval of the Amended and Restated LTMIP.

PROPOSAL IV

APPROVAL OF THE 2004 LTMIP

The Board of Directors adopted the 2004 LTMIP on June 10, 2004, subject to approval by the Company’s stockholders. The 2004 LTMIP is substantially similar to the Amended and Restated LTMIP that is currently being submitted for approval by the stockholders of the Company, as discussed above under “Proposal III—Approval of the Amended and Restated LTMIP.” If approved by the stockholders of the Company at the meeting, the 2004 LTMIP will become effective immediately. The following summary of the 2004 LTMIP should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the 2004 LTMIP, which is attached to this Proxy Statement as Appendix D.

Summary of the 2004 LTMIP

The 2004 LTMIP provides for grants of stock options to purchase shares of Class A Common Stock, stock appreciation rights, restricted shares of Class A Common Stock, restricted share units, unrestricted shares of Class A Common Stock and phantom shares (each, an “award”), the terms and conditions of which are described in more detail below. The 2004 LTMIP has been designed to allow for awards to satisfy the Performance-Based Compensation Exception provided for under Section 162(m) of the Internal Revenue Code.

Any employee, non-employee director or advisor of the Company or its subsidiaries is eligible to participate in the 2004 LTMIP; however, only employees of the Company or its subsidiaries are eligible to receive incentive stock options. As of March 31, 2004, approximately 7,200 employees and 2 non-employee directors were participating in the Company’s 1999 Long-Term Management Incentive Plan. The Committee has not yet determined the number of persons to whom awards may be granted under the 2004 LTMIP.

The total aggregate number of shares of Class A Common Stock that may be subject to awards under the 2004 LTMIP is 20,000,000 (the “Aggregate 2004 Plan Share Limit”), subject to adjustment (as discussed below). The maximum aggregate number of shares of Class A Common Stock with respect to which awards may be granted to any participant during the ten-year term of the 2004 LTMIP is 7,500,000 (the “2004 Plan Individual Limit”), subject to adjustment (as discussed below), regardless of the form of settlement. Generally, the number of shares subject to an award that can be settled in shares of Class A Common Stock will be counted against the Aggregate 2004 Plan Share Limit at the time the award is granted. To the extent permitted by law or the rules of any stock exchange or automated quotation system on which the Class A Common Stock is listed for trading or is quoted, as applicable, the following shares of Class A Common Stock underlying awards will not be counted against the Aggregate 2004 Plan Share Limit or the 2004 Plan Individual Limit: (i) shares subject to an award that for any reason expires or is cancelled, forfeited, or terminated without having been exercised or paid; (ii) shares withheld from any award to satisfy a participant’s tax or other withholding obligations or to pay the exercise price of an award; (iii) shares subject to an award that is settled in cash; or (iv) shares exchanged for an award that does not involve Class A Common Stock. In addition, if a participant tenders shares of Class A Common Stock in payment of the exercise price of an award or to satisfy the participant’s tax or other withholding obligations with respect to an award, only the number of shares of Class A Common Stock issued net of the number of shares of Class A Common stock tendered will be counted against the Aggregate 2004 Plan Share Limit or the 2004 Plan Individual Limit. Unless earlier terminated by action of the Board, the 2004 LTMIP will terminate on July 20, 2014.

Administration

The 2004 LTMIP provides that it must be administered by the Board or by a committee appointed by the Board, consisting of at least two members of the Board. Pursuant to the terms of the 2004 LTMIP, with respect to any grant that is intended to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, the committee must consist of at least such number of directors as is required from time to time by such rule, and each committee member must satisfy the qualification requirements of such rule. With respect to any grant that is intended to satisfy the Performance-Based Compensation Exception provided for under Section 162(m) of the Internal Revenue Code, the committee must consist of at least such number of directors as is required from time to time to satisfy this exception, and each committee member must satisfy the qualification requirements of such exception. To the extent required under the rules of the stock exchange or automated quotation system on which the Company’s Class A Common Stock is listed for trading or is quoted, as applicable, each member of the committee must satisfy any “independence” requirements of such exchange or quotation system. The failure of any committee member to meet the qualification requirements pursuant to Rule 16b-3 or Section 162(m) will not invalidate any actions taken or awards granted by the committee. Subject to certain limitations, including the limitations set forth in the Delaware General Corporation Law, as well as any other laws, rules or regulations that may apply from time to time, the committee may delegate some or all of its authority under the 2004 LTMIP, to one or more members of the committee or to one or more officers of the Company.

Grants under the 2004 LTMIP will be authorized by the 2004 Plan Committee (as defined below) or, in the case of grants to the Company’s non-employee directors, by the Board, excluding such non-employee directors. References to the “2004 Plan Committee” in this discussion shall mean the Senior Executive Compensation Committee, the Board, and/or any other committee to be appointed by the Board in accordance with the terms of the 2004 LTMIP, as applicable.

The 2004 Plan Committee has authority to amend the terms of any outstanding award or waive any conditions or restrictions applicable to any award. Subject to certain conditions, at the discretion of the 2004 Plan Committee, a participant may be offered an election to substitute an award for another award or awards of the same or different type. The Committee may not reprice any stock option, except as may be deemed to occur pursuant to such an election or pursuant to adjustments, as discussed below under “—Adjustments.” With respect to grants to persons outside of the United States, the 2004 Plan Committee has the authority to grant awards upon such terms as the 2004 Plan Committee deems appropriate and advisable to take into account the laws of the applicable jurisdiction and/or to obtain more favorable tax treatment for the Company and/or any subsidiary, as applicable, and/or for the participants in such jurisdictions. To that end, to the extent permitted by law and the rules of the applicable stock exchange or automated quotation system, the 2004 Plan Committee may establish modified option exercise procedures and other terms and procedures, even if the terms are more or less restrictive than the terms set forth in the 2004 LTMIP.

Stock Options

Stock options can be either “incentive stock options,” within the meaning of Section 422 of the Internal Revenue Code or non-qualified stock options, as determined by the 2004 Plan Committee.

Subject to certain limitations, including the limitations described below, the 2004 Plan Committee has the power to determine the number and kind of stock options granted, the exercise price of the stock options, the period during which they can be exercised, the vesting schedule applicable to such stock options, including any applicable performance goals, and any other terms that are not inconsistent with the purposes and provisions of the plan that the 2004 Plan Committee deems appropriate. The 2004 Plan Committee may, in its discretion, accelerate the vesting of any stock option; provided that the 2004 Plan Committee may not, without the participant’s consent, accelerate any incentive stock option if such acceleration would disqualify such stock option as an incentive stock option. The per share exercise price of any stock options cannot be less than 100% of the fair market value of a share of Class A Common Stock on the date of grant; provided that the exercise price of any stock option is subject to adjustment, as discussed below. In addition, with respect to any ten percent stockholder, as calculated under the Internal Revenue Code, the exercise price of an incentive stock option cannot be less than 110% of the fair market value of a share of Class A Common Stock on the date of grant. The closing price of a share of the Company’s Class A Common Stock on March 31, 2004, was $17.50. No stock option can be exercised more than ten years after the date of grant, or five years in the case of incentive stock options granted to a ten percent stockholder. The exercise price of a stock option must be paid as follows: (i) in cash or by certified check, bank draft or money order; (ii) in the discretion of the 2004 Plan Committee, in shares of Class A Common Stock or other securities of the Company designated by the 2004 Plan Committee valued at their fair market value on the date of exercise of the stock option; (iii) in a combination of cash, shares or such other securities; (iv) by delivery of an irrevocable option exercise notice and irrevocable instructions from the participant to a broker or dealer to sell certain shares of Class A Common Stock purchased upon exercise of a stock option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price for the stock option or (v) with any other form of valid consideration that is acceptable to the 2004 Plan Committee.

Unless otherwise permitted by the 2004 Plan Committee, in its sole discretion, if the service of a participant other than a non-employee director ends by reason of the participant’s voluntary termination of service or termination of the participant’s service by the Company other than for cause, the participant’s outstanding stock options may be exercised, to the extent then exercisable, for a period of six months after the date of termination (or three months in the case of incentive stock options). Unless otherwise permitted by the 2004 Plan Committee, in its sole discretion, in the event of a participant’s death, the participant’s stock options may be exercised, to the extent exercisable at the date of the participant’s death, by the person who acquired the right to exercise such stock options by will or the laws of descent and distribution for a period of twelve months following the date of death. Unless otherwise permitted by the 2004 Plan Committee, in its sole discretion, in the event of a participant’s permanent disability, the participant’s stock options may be exercised, to the extent exercisable upon the date of the onset of such permanent disability, for a period of twelve months following such date. Unless otherwise permitted by the 2004 Plan Committee, if a non-employee director ceases to be a member of the Company’s Board for any reason, other than due to a termination for cause, the director’s stock options may be exercised, to the extent then exercisable, for a period of twelve months following the date of termination. If any participant’s service is terminated for cause, then, unless the 2004 Plan Committee determines otherwise, all of the participant’s stock options, whether or not then vested, will be forfeited by the participant effective as of the date of such termination. In no event may a stock option be exercised following the earlier to occur of the expiration of the stock option and the tenth anniversary of the date of grant of such stock option.

Stock Appreciation Rights

Stock appreciation rights may be granted in tandem with stock options (a “tandem stock appreciation right”) or not in tandem with any other award (a “stand-alone stock appreciation right”). The 2004 Plan Committee has the power to determine the number of stock appreciation rights granted, the exercise price of the stock appreciation rights, the period during which they can be exercised, and any vesting schedule applicable to such stock appreciation rights, including any applicable performance goals, and any other terms that are not inconsistent with the purposes and provisions of the plan that the 2004 Plan Committee deems appropriate. The 2004 Plan Committee may, in its discretion, accelerate the vesting of any stock appreciation right.

A tandem stock appreciation right may be granted at the same time as, or, in the case of a non-qualified stock option, subsequent to, the time that its related stock option is granted. A tandem stock appreciation right will be subject to the same terms and conditions as the related stock option and will be exercisable only at such times and to such extent as the related stock option is exercisable. Each stock appreciation right granted in tandem with a stock option entitles the holder to exercise the related stock option with respect to all or a portion of the vested shares underlying such stock option; or to exercise the stock appreciation right by surrendering to the Company all or a portion of the related stock option (to the extent vested), in which case the holder will be entitled to receive an amount equal to the excess of the fair market value of the shares of Class A Common Stock underlying the surrendered portion of such stock option over the aggregate stock option exercise price for such shares. The exercise of a tandem stock appreciation right will cause the immediate and automatic cancellation of its related stock option with respect to the number of shares underlying the surrendered portion of the stock option. Likewise, the exercise of the related stock option will cause the immediate and automatic cancellation of the tandem stock appreciation right with respect to the number of shares underlying the surrendered portion of the stock appreciation right. Payment by the Company upon a participant’s exercise of a stock appreciation right will be made in cash or, in the discretion of the 2004 Plan Committee, in shares of the Company’s Class A Common Stock or other of the Company’s securities designated by the 2004 Plan Committee, or in a combination of cash, shares of Class A Common Stock or such other securities.

The 2004 Plan Committee may grant a stand-alone stock appreciation right subject to the terms and conditions in the plan and any other terms and conditions as the 2004 Plan Committee shall establish at the time of grant, including the satisfaction of any performance goal requirements established by the 2004 Plan Committee. A stand-alone stock appreciation right entitles the holder to receive from the Company an amount equal to the excess of the fair market value of a share of Class A Common Stock on the exercise date over the exercise price for such stock appreciation right multiplied by the number of rights exercised. The exercise price of a stand-alone stock appreciation right will be established by the 2004 Plan Committee at the time of grant; provided that such exercise price cannot be less than 100% of the fair market value of a share of Class A Common Stock on the date of grant. The exercise price of any stock appreciation right is subject to adjustment, as discussed below. For each stand-alone stock appreciation right granted, the 2004 Plan Committee will specify the period during which such right may be exercised. The same criteria applied to grants of stock options with respect to rights in the event of termination of service, as described above, apply equally to awards of stock appreciation rights.

Restricted Shares, Restricted Share Units and Unrestricted Shares

The 2004 Plan Committee may grant restricted shares and restricted share units under the 2004 LTMIP, subject to the terms and conditions in the plan and any other terms and conditions as are determined by the 2004 Plan Committee, including the satisfaction of any performance goal requirements established by the 2004 Plan Committee. A “restricted share” is a share of Class A Common Stock granted to the participant subject to restrictions as determined by the 2004 Plan Committee. A “restricted share unit” is a contractual right to receive, in the 2004 Plan Committee’s discretion, shares of Class A Common Stock, a cash payment equal to the fair market value of a share of Class A Common Stock or a combination of cash and Class A Common Stock, subject to terms and conditions as determined by the 2004 Plan Committee. Any restricted shares and restricted share units granted under the 2004 LTMIP will be subject to a vesting schedule, including any specified performance goals or any other criteria that the 2004 Plan Committee determines must be satisfied in order to remove any restrictions with respect to such award. The 2004 Plan Committee may, in its discretion, accelerate the dates on which restricted shares and restricted share units vest. For restricted share grants, the appropriate number of shares granted to a participant will be registered in the participant’s name or otherwise credited to the participant as of the date of grant, but will remain held by the Company for the account of the participant. The participant who receives a restricted share grant will have all rights as a holder of shares of Class A Common Stock (including, to the extent applicable, the right to vote and to receive dividends or other distributions made or paid with respect to such shares), except that (i) the participant will not be entitled to delivery of shares until such shares have vested, (ii) the restricted shares cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested, and, (iii) subject to certain exceptions, all unvested restricted shares will be immediately forfeited upon a participant’s termination of service with the Company or any of its subsidiaries. The 2004 Plan Committee may provide that any dividends or other distributions that are paid in shares shall be subject to the same restrictions as the restricted shares with respect to which such dividends or other distributions are made. Restricted share units may be paid, at the discretion of the 2004 Plan Committee, in shares of Class A Common Stock, in cash equal to the fair market value of the shares subject to such restricted share units or in a combination of Class A Common Stock and cash. If a participant’s service terminates for any reason, the unvested restricted shares and restricted share units will be forfeited as of the date of such event, unless the 2004 Plan Committee determines otherwise with respect to some or all of the unvested restricted shares or restricted share units.

The 2004 Plan Committee may make awards of unrestricted Class A Common Stock in recognition of outstanding achievements and performance or for any other reason it deems appropriate.

Phantom Shares

A phantom share represents a contractual right granted to the participant to receive an amount of cash equal to the excess in value of a phantom share on a particular valuation date over the initial value of such phantom share. The 2004 LTMIP empowers the 2004 Plan Committee to determine the initial value of the phantom shares, which may be determined by reference to the fair market value of a share of Class A Common Stock. The plan also empowers the 2004 Plan Committee to determine the valuation date(s) applicable to a grant of phantom shares and the vesting schedule, including any applicable performance goals, and to set a limit on the maximum amount of appreciation value payable for the phantom shares as determined by the 2004 Plan Committee.

If a participant’s service ends by reason of a voluntary termination by the participant or a termination by the Company or any of its subsidiaries other than due to a termination for cause, or in the event of a participant’s death or, for participants who are employees, a participant’s permanent disability, then, unless the 2004 Plan Committee determines otherwise, the cash payments for such participant’s phantom shares will be the lesser of the appreciation in value determined as of the date of the termination or event or as of the originally scheduled valuation dates, and these payments will be made following the originally scheduled valuation dates. All rights with respect to phantom shares that are not vested as of the date of this termination or event, as the case may be, will be relinquished by the participant. If a participant’s employment is terminated for cause, all phantom shares, whether or not vested, will be forfeited by the participant, unless the 2004 Plan Committee determines otherwise.

Dividend Equivalents

The 2004 Plan Committee may grant “dividend equivalents” as part of any award granted under the 2004 LTMIP. A “dividend equivalent” is a right to receive a payment of dividends declared and paid on all or a portion of the number of shares of Class A Common Stock subject to a specified award under the plan, as determined by the 2004 Plan Committee. The grant of a dividend equivalent may be made at the time of the grant of the related award or at any time thereafter up to the time of payment of such award. Such payments may be in cash or, in the 2004 Plan Committee’s discretion, in shares of Class A Common Stock or other securities of the Company designated by the 2004 Plan Committee or in a combination of cash, shares of Class A Common Stock or such other securities. The 2004 Plan Committee may provide that such amounts will be deemed to have been reinvested in additional shares of Class A Common Stock or otherwise reinvested.

Performance Goals

The 2004 Plan Committee may condition the grant, vesting and/or exercisability of any award upon the attainment of one or more performance goals over a performance period selected by the 2004 Plan Committee. Awards that are not intended to satisfy the Performance-Based Compensation Exception to the deduction limitation set forth in Section 162(m) of the Internal Revenue Code may be based on the achievement of such goals and be subject to such terms, conditions and restrictions as the 2004 Plan Committee shall determine. Awards that are intended to satisfy the Performance-Based Compensation Exception based on the satisfaction of one or more performance goals must be conditioned on specified levels of one or more of the following measures: operating income; adjusted operating income; income before income taxes; adjusted income before income taxes; net income; adjusted net income; OIBDA; earnings per share; revenues; net revenues; free cash flow; net income from continuing operations; total stockholder return; share price; return on equity; return in excess of cost of capital; profit in excess of cost of capital; return on assets; return on invested capital; net operating profit after tax; operating margin; gross margin; or any combination of the foregoing (each as determined in accordance with accounting principles generally accepted in the United States or as defined in the plan).

A performance period must be a calendar year or other fiscal year of the Company or other longer or shorter period designated by the 2004 Plan Committee. A performance period must be established not later than ninety days after the start of such period; provided that no performance goal may be established after 25% of a performance period has elapsed.

Performance targets may be based on objectives related to individual performance, Company performance, or the performance of a subsidiary, division, department, region, function or business unit. The performance targets may be determined on an absolute or cumulative basis or on a percentage of improvement over time. In addition, a performance target may be measured in terms of Company performance (or of the performance of a subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.

Prior to the payment of any award that has been conditioned upon achievement of a performance goal that is intended to qualify for the Performance-Based Compensation Exception provided for under Section 162(m) of the Internal Revenue Code, the 2004 Plan Committee must certify whether the performance goal(s) have been achieved. The 2004 Plan Committee may reduce any award below the maximum amount that could be paid based on the degree to which the performance goal(s) related to such award have been achieved.

In the event that, during a performance period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event, or any other extraordinary event or circumstance occurs that has the effect, as determined by the 2004 Plan Committee, in its sole and absolute discretion, of distorting the applicable performance criteria, including, without limitation, changes in accounting standards, the 2004 Plan Committee may adjust or modify, as determined by the 2004 Plan Committee, in its sole and absolute discretion, the calculation of the performance goals, to the extent necessary to prevent reduction or enlargement of the participants’ awards under the plan for such performance period attributable to such transaction, circumstance or event.

Adjustments

In the event of any subdivision or consolidation of outstanding shares of Class A Common Stock, declaration of a stock dividend or other stock split, the Board will proportionately adjust each of (i) the number of shares of Class A Common Stock reserved under the 2004 LTMIP and available for issuance pursuant to awards, (ii) the number of shares of Class A Common Stock covered by outstanding awards, (iii) the exercise price or other price of outstanding awards, (iv) the appropriate fair market value and other price determinations for outstanding awards, and (v) the maximum aggregate number of shares of Class A Common Stock subject to awards under the plan or that may be granted to any participant during the ten-year term under the 2004 LTMIP.

In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Class A Common Stock, or any distribution to holders of Class A Common Stock or securities or property (including cash dividends that the 2004 Plan Committee determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Class A Common Stock), the Board must make appropriate adjustments to (i) the number of shares of Class A Common Stock reserved under the plan and (ii)(a) the number of shares of Class A Common Stock covered by awards, (b) the exercise price or other price in respect of such awards, (c) the appropriate fair market value and other price determinations for such awards, and (d) the maximum number of shares of Class A Common Stock authorized for issuance under the Plan (and the maximum number that may be granted to any participant during the term of the plan) to reflect such transaction; provided that such adjustments may only be such as are necessary to maintain the proportionate interest of the holders of awards and preserve, without increasing, the value of such awards.

In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board is authorized (i) to assume previously issued compensatory awards, or to substitute new awards for previously issued compensatory awards as part of such adjustment; (ii) to cancel awards that are stock options or stock appreciation rights and give the affected participants notice and opportunity to exercise for 30 days prior to such cancellation; or (iii) to cancel any such awards and to pay the participants in cash an amount that the 2004 Plan Committee shall determine is equal to the fair market value of such awards on the date of such event.

Transfer Restrictions, Etc.

Except as otherwise provided by the 2004 Plan Committee, the rights of a participant with respect to any award shall not be transferable by the participant to whom the award is granted, except by will or the laws of descent or distribution.

Amendment and Termination

The 2004 LTMIP may be terminated and may be altered, amended, suspended or terminated at any time, in whole or in part, by the Company’s Board, provided that (i) no alteration or amendment will be effective without stockholder approval if approval is required by law or under the rules of the New York Stock Exchange, the Nasdaq Stock Market or any stock exchange on which the Company’s Common Stock is listed; and (ii) no such termination, suspension, alteration or amendment may adversely alter or affect the terms of any then outstanding awards without the consent of the affected participant. Current rules of the New York Stock Exchange applicable to the Company require all material revisions to the 2004 LTMIP to be approved by the Company’s stockholders.

Summary of Certain Federal Income Tax Consequences

The following discussion is intended as a general summary of the federal income tax consequences associated with the grant and exercise of stock options. This summary does not purport to be complete and does not address any applicable state or local tax law.

Non-qualified Stock Options

In general, no taxable income is realized by a participant upon the grant of a non-qualified stock option, and no deduction is then available to the Company. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be includable in the gross income of the participant as ordinary income. The amount includable in the gross income of the participant will also be deductible by the Company. The tax basis of the shares acquired by the participant will be equal to the exercise price plus the amount includable in the gross income of the participant as ordinary income. When a participant disposes of shares acquired upon exercise of a non-qualified stock option, any amount realized in excess of the tax basis of the shares generally will be treated as a capital gain; if the amount realized is less than such tax basis, the difference will be treated as a capital loss. Any capital gain or capital loss will be long-term or short-term, depending on whether the shares have been held for more than one year; the holding period commences upon exercise of the non-qualified stock option. Certain additional rules may apply if the exercise price of a non-qualified stock option is paid in shares or other securities previously owned by the participant.

Incentive Stock Options

In general, no taxable income is realized by a participant and no deduction is available to the Company upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the transfer of the shares upon exercise of the incentive stock option and at least two years from the date of the grant of the incentive stock option (the “ISO Holding Period”), the difference between the exercise price and the amount realized upon a subsequent sale of the shares will be treated as a long-term capital gain or loss and no deduction will be available to the Company. If the shares acquired upon exercise of an incentive stock option are disposed of before the expiration of the ISO Holding Period, the participant will realize ordinary income and the Company will be entitled to a deduction on the portion of the gain, if any, equal to the excess of the fair market value of the shares on the date of exercise over the incentive stock option exercise price (or, if less, the excess of the amount realized on the disposition over the tax basis of the shares); any further gain, or any loss, from such disposition will be taxable as a long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year. Certain additional rules may apply if the exercise price of an incentive stock option is paid in shares or other securities previously owned by the participant.

The excess of the fair market value (at the time of exercise) of the shares acquired upon the exercise of an incentive stock option over the exercise price of such stock option may constitute an adjustment to taxable income for purposes of the alternative minimum tax. Special rules for computing alternative minimum taxable income also may apply in certain cases where there are subsequent sales of shares in disqualifying dispositions and to determine the basis of the shares for purposes of computing alternative minimum taxable income on a subsequent sale of the shares.

The Board recommends a vote FOR the approval of the 2004 LTMIP.

PROPOSAL V

APPROVAL OF THE AMENDED AND RESTATED SENIOR EXECUTIVE STIP

The Company’s current Senior Executive Short-Term Incentive Plan was originally approved by the Board of Directors and the sole stockholder of the Company on July 15, 1999. The stockholders of the Company approved the plan again on May 23, 2000 in order to continue to satisfy the Performance-Based Compensation Exception to the deduction limitation provided for under Section 162(m) of the Internal Revenue Code. On June 2, 2004, the Board of Directors approved, subject to stockholder approval, an Amended and Restated Senior Executive STIP. If approved by the Company’s stockholders at the meeting, the Amended and Restated Senior Executive STIP will become effective for any performance period beginning on and after July 20, 2004. The following summary of the Amended and Restated Senior Executive STIP should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the Amended and Restated Senior Executive STIP, which is attached to this Proxy Statement as Appendix E.

Summary of the Amended and Restated Senior Executive STIP

The Amended and Restated Senior Executive STIP provides objective performance-based awards for selected senior executives, subject to a maximum limit, as described in more detail below. Amounts paid under the Amended and Restated Senior Executive STIP are intended to qualify as “qualified performance-based compensation,” which is excluded from the $1.0 million limit on deductible compensation set forth in Section 162(m) of the Internal Revenue Code. Between four and ten executive officers of the Company have been designated as participants in the existing plan annually since its inception. The benefits or amounts that will be received in the future, or that would have been received during fiscal 2003 if the plan had been in effect as amended and restated, by eligible participants under the Amended and Restated Senior Executive STIP are not determinable.

Administration

The Amended and Restated Senior Executive STIP will be administered by a committee appointed by the Board of Directors (for purposes of this discussion, the “STIP Committee”), which is authorized to designate as participants, and grant awards to, employees of the Company who are at the level of senior vice president or above. The STIP Committee must be comprised of at least such number of directors as is required from time to time to satisfy the Performance-Based Compensation Exception provided for under Section 162(m) of the Internal Revenue Code, each of whom must be an “outside director” within the meaning of Section 162(m).

Under the Amended and Restated Senior Executive STIP, the STIP Committee may designate participants and establish performance targets and target awards for each participant not later than 90 days after the beginning of a calendar year or other fiscal year of the Company, or such other period designated by the STIP Committee, before 25% of such period has elapsed. The performance targets may relate to the attainment of specified levels of operating income, adjusted operating income, income before income taxes, adjusted income before income taxes, net income and/or adjusted net income. Operating income, income before income taxes and net income are determined in accordance with accounting principles generally accepted in the United States. Adjusted operating income is defined as operating income plus intangible amortization and depreciation expenses, adjusted for non-cash charges. Adjusted income before income taxes is defined as income before income taxes, adjusted for non-cash charges. Adjusted net income is defined as net income, adjusted for non-cash charges. Non-cash charges may include, without limitation, the impacts to operating income, income before incomes taxes and net income, as applicable, of changes in accounting principles or estimates or other unusual, infrequent non-cash items.

Shortly after the end of each performance period, the STIP Committee must certify whether or not the performance targets have been achieved. The STIP Committee has the right, in its sole discretion, to reduce the amount of the award to any participant to reflect the STIP Committee’s assessment of the participant’s individual performance or for any other reason. These awards are payable in cash as soon as practicable thereafter.

To receive payment of an award, the participant must have remained in the Company’s continuous employ through the end of the applicable performance period. However, if (i) the Company terminates a participant’s employment other than for cause, (ii) a participant terminates his or her employment for good reason or (iii) a participant becomes permanently disabled or dies during a performance period, the participant or his or her estate shall be awarded, unless his or her employment agreement provides otherwise, a pro rata portion of the award earned for the performance period. The STIP Committee has the right, in its sole discretion, to reduce the amount of the award to reflect the STIP Committee’s assessment of the participant’s individual performance prior to the applicable termination event or for any other reason. Unless otherwise specifically defined by an employment agreement or a benefit plan document, a determination as to whether a participant’s employment has been terminated for cause, for good reason or due to permanent disability shall be made by the STIP Committee in its sole discretion.

Maximum Award

The Amended and Restated Senior Executive STIP provides that the maximum award to any participant for any performance period is determined by multiplying a participant’s salary by a factor of eight. Salary is defined as (i) for any participant hired on or before December 31, 2003, the annual salary (including any deferred amounts) of the participant as of December 31, 2003; and (ii) for any participant hired after December 31, 2003, the annual salary (including any deferred amounts) of the participant on the date of such participant’s hire; provided, however, that the salary for any participant hired after December 31, 2003 shall not be deemed to exceed the highest salary of any participant whose salary has been determined pursuant to provision described in clause (i) above. As of the date of this Proxy Statement, the highest salary of any participant was $1,750,000, as disclosed above under “Executive Compensation—Summary Compensation Table.” As such, the maximum dollar amount of compensation that could be payable to any participant for any performance period under the Amended and Restated Senior Executive STIP is $14,000,000.

Adjustments

In the event that, during a performance period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event, or any other extraordinary event, occurs, or any other event or circumstance occurs that has the effect, as determined by the STIP Committee in its sole and absolute discretion, of distorting the applicable performance targets, including, without limitation, changes in accounting standards, the STIP Committee may, to the extent consistent with Section 162(m), adjust or modify, in its sole and absolute discretion, the calculation of the performance targets, to the extent necessary to prevent reduction or enlargement of participants’ awards under the Amended and Restated Senior Executive STIP for such performance period attributable to such transaction, circumstance or event.

Transfer Restrictions, Etc.

The rights of a participant with respect to any award under the Amended and Restated Senior Executive STIP are not transferable other than by will or the laws of descent and distribution. No award under the Amended and Restated Senior Executive STIP will be construed as giving any employee a right to continued employment with the Company.

Amendment

The Board of Directors may at any time alter, amend, suspend or terminate the Amended and Restated Senior Executive STIP in whole or in part; provided, however, that no alteration or amendment will be effective without the approval of the Company’s stockholders if their approval is required by law.

Purpose of the Amendments

The major differences in the terms of the proposed Amended and Restated Senior Executive STIP as compared to the existing plan relate to the performance criteria on which awards under the plan are based and the definition of salary used to determine the maximum amount of an award to be received by any participant under the Amended and Restated Senior Executive STIP for any performance period, each of which are summarized below. Appendix E reflects certain other amendments to the existing plan that have been unanimously approved by the Board of Directors, none of which require the approval of the Company’s stockholders. Stockholders should, however, carefully review Appendix E in its entirety.

•	Performance Criteria. In the existing plan, the performance criteria relate to operating income, net earnings and/or cash flow. Operating income is defined as revenues less operating expenses, other than depreciation, amortization and non-recurring charges. Net earnings is defined as net earnings from continuing operations. Cash flow is defined as operating income less cash capital expenditures and rental library purchases and increases or decreases in working capital and in other balance sheet investments.

•	Definition of Salary. Salary is defined in the existing plan as the sum of (i) the participant’s annual base salary, not including any impermissible discretionary increases, for the year and (ii) an amount equal to the annual rate of any deferred compensation for such year, in each case, as set forth in the participant’s employment agreement in effect on July 15, 1999. However, if the employment agreement expires prior to the end of any performance period, the amount of base salary and deferred compensation will relate to the highest annual amounts that were provided for in the employment agreement. The existing plan further provides that, in the case of any participant hired after July 15, 1999, the participant’s salary for this purpose would be the sum of (i) the participant’s annual base salary on the date of hire and (ii) an amount equal to the annual rate of any deferred compensation for the year of hire, in each case, as set forth in the participant’s employment agreement in effect on the date of hire.

The Board of Directors recommends a vote FOR the approval of the Amended and Restated Senior Executive STIP.

PROPOSAL VI

APPROVAL OF THE NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

The Board of Directors approved the Non-Employee Director Compensation Plan on June 2, 2004, subject to approval by the stockholders of the Company. The following summary of the Non-Employee Director Compensation Plan should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the plan, which is attached to this Proxy Statement as Appendix F.

Summary of the Non-Employee Director Compensation Plan

The Non-Employee Director Compensation Plan provides for cash and equity-based compensation to directors who do not serve as officers or employees of Viacom Inc. or the Company. As of the date of this Proxy Statement, four directors are eligible to receive compensation under the Non-Employee Director Compensation Plan.

Annual Retainer

Eligible directors are entitled to receive an annual retainer fee for membership on the Board of Directors in an amount established from time to time by the Board of Directors. One-half of the annual retainer is payable in shares of the Company’s Class A Common Stock that are non-transferable for one year after payment. That number of shares as nearly equal in value to one-fourth of the annual retainer will be issued semi-annually as soon as practicable on or after January 1 and July 1 of each year based on the closing price of a share of Class A Common Stock on the date of issuance. The remaining one-half of the annual retainer will be paid in cash in semi-annual installments on approximately June 30 and December 31 of each year.

Meeting Fee

Eligible directors are entitled to a per meeting fee for attendance at each meeting of the Board of Directors and for attendance at each committee meeting if such committee meeting is held on a different day from the day of a Board meeting in such amounts as established from time to time by the Board of Directors. The meeting fees will be paid as soon as practicable following each meeting.

Retainer for Committee Chairs

The Chair of the Audit Committee and the Chair of the Senior Executive Compensation Committee are entitled to receive an additional annual retainer fee in such amounts as established from time to time by the Board of Directors. The annual retainer fees for committee chairs will be paid in cash in arrears in semi-annual installments on approximately June 30 and December 31 of each year.

Special Committee Compensation

The Chair and other members of any special committee of the Board of Directors shall be entitled to receive such compensation as may be determined from time to time by the Board of Directors.

Securities Authorized for Issuance

The total aggregate number of shares of Class A Common Stock that may be distributed under the Non-Employee Director Compensation Plan is 200,000. The Company previously has reserved a total of 85,000 shares for this purpose. Of this amount, 25,807 shares have been issued as of the date of this Proxy Statement, and if the stockholders approve the Non-Employee Director Compensation Plan, 174,193 will remain available for future issuance. The shares of Class A Common Stock may be made available from authorized but unissued shares or shares issued and held in the treasury of the Company.

Amendment and Termination

The Board of Directors may at any time amend, terminate or suspend, in whole or in part, the Non-Employee Director Compensation Plan, provided that no amendment to increase the number of shares available for distribution under the plan will be effective without stockholder approval. Unless earlier terminated by action of the Board of Directors, the Non-Employee Director Compensation Plan will terminate on July 20, 2014.

Non-Employee Director Compensation Plan Benefits Table

The following table sets forth certain information regarding benefits or amounts that will be received for fiscal 2004 pursuant to the Non-Employee Director Compensation Plan. This information is based on the fees currently in effect as previously approved by the Board of Directors and as discussed in more detail above under “Executive Compensation—Compensation of Directors.”

Individual or Group	Cash Retainer Fees ($)(1)	Dollar Value of Class A Common Stock ($)(2)
John F. Antioco Chairman of the Board and Chief Executive Officer	0	0
Nicholas P. Shepherd Executive Vice President, Chief Marketing and Merchandising Officer	0	0
Edward B. Stead Executive Vice President and General Counsel	0	0
Nigel Travis President and Chief Operating Officer	0	0
Larry J. Zine Executive Vice President, Chief Financial Officer and Chief Administrative Officer	0	0
Michael D. Fricklas Director	0	0
John L. Muething Director	0	0
Sumner M. Redstone Director	0	0
All current executive officers as a group	0	0
All current non-executive directors as a group (excluding officers or employees of Viacom Inc. or Blockbuster)	112,500	100,000
All employees, including current officers who Are not executive officers, as a group	0	0

(1)	This excludes compensation for meeting fees to be received by the eligible directors for meetings held during fiscal 2004, as such number is indeterminable at this time. The minimum aggregate compensation for meeting fees that will be received by the eligible directors for board meetings held during fiscal 2004, based on the minimum number of meetings required by the Company’s Corporate Governance Guidelines, is $40,000.
(2)	The number of shares of Class A Common Stock underlying the stock retainer fees for fiscal 2004 is based on the closing price of a share of Class A Common Stock on January 1 and July 1, 2004; therefore, such number is indeterminable at this time.

The Board of Directors recommends a vote FOR the approval of the Non-Employee Director Compensation Plan.

PROPOSAL VII

APPROVAL OF THE AMENDED AND RESTATED CHAIRMAN’S AWARD PLAN

The Board of Directors originally established a Chairman’s Award plan on November 4, 1999, as amended on December 10, 1999 and July 23, 2002, to encourage and recognize outstanding employee achievement and performance through awards of Blockbuster Class A Common Stock. The Board of Directors has determined it to be in the best interests of the Company to amend and restate the Chairman’s Award plan and to submit the Amended and Restated Chairman’s Award Plan to the Company’s stockholders for approval to comply with the new rules of the New York Stock Exchange relating to stockholder approval of equity compensation plans. The following summary of the Amended and Restated Chairman’s Award Plan should be read in conjunction with, and is qualified in its entirety by, reference to the complete text of the Amended and Restated Chairman’s Award Plan, which is attached to this Proxy Statement as Appendix G.

Summary of the Amended and Restated Chairman’s Award Plan

The Amended and Restated Chairman’s Award Plan provides for awards of the Company’s Class A Common Stock to employees who exhibit outstanding achievement and performance in any or all of the areas of customer service, entrepreneurship and innovation, team spirit and willingness to teach others.

Subject to applicable rules and regulations of any governmental or other authority, awards may be granted to any employee of the Company or one of its subsidiaries who has been employed for a minimum of two years and who is (i) a U.S. corporate or distribution center employee who is not eligible for an annual incentive target of at least 10% of such employee’s annual base salary; (ii) an international corporate employee who is not eligible to participate in the annual international incentive plan; or (iii) a field employee classified below the district leader/manager level. Under the existing plan, up to four employees annually have received an award during the three years from 2000 through 2002. No awards were awarded during 2003, and as of the date of this Proxy Statement, none have been awarded for 2004. The number of shares of Class A Common Stock that will be received in the future by eligible employees pursuant to the Amended and Restated Chairman’s Award Plan is not determinable.

Administration

Each executive vice president of the Company will have the right to select one nominee from his or her respective area. Nominations will be reviewed by a selection committee designated from time to time by the Chairman of the Board of the Company. The selection committee will forward its recommendations to the Chairman of the Board, who will have the authority to determine which, if any, nominated employees will receive an award and the number of shares to be awarded at any given time. Subject to certain limitations described below, the Chairman of the Board will also have the authority to specify such other terms and conditions as he shall deem necessary and advisable in connection with any award.

Securities Authorized for Issuance

The total aggregate number of shares of Class A Common Stock that may be issued pursuant to the Amended and Restated Chairman’s Award Plan is 22,500. The Company previously has reserved 22,500 shares for this purpose. Of this amount, 5,000 shares have been issued as of the date of this Proxy Statement and 17,500 remain available for future issuance under the Amended and Restated Chairman’s Award Plan. The shares of Class A Common Stock may be awarded from (i) authorized but unissued shares; (ii) shares issued and held in the treasury of the Company; or (iii) subject to such procedures as shall be specified by the Board of Directors, with shares purchased on the open market.

Amendment and Termination

The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Amended and Restated Chairman’s Award Plan in whole or in part; provided, however, that no alteration or amendment will be effective without stockholder approval if such approval is required by law or under the rules of any stock exchange on which the Common Stock is listed. Current rules of the New York Stock Exchange applicable to the Company require all material revisions to the Amended and Restated Chairman’s Award Plan to be approved by the Company’s stockholders. Unless earlier terminated by action of the Board of Directors, the Amended and Restated Chairman’s Award Plan will terminate on July 20, 2014.

The Board of Directors recommends a vote FOR the approval of the Amended and Restated Chairman’s Award Plan.

PROPOSAL VIII

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Subject to ratification by the Company’s stockholders, in accordance with its charter, the Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent auditors to audit the Company’s consolidated financial statements for fiscal 2004 and to render other services required of them. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2004.

PROCEDURES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholder proposals will be eligible for consideration for inclusion in the Proxy Statement and proxy relating to the Company’s 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, if all applicable requirements of Rule 14a-8 are satisfied and such proposals are received by the office of the Secretary of the Company no later than [February     ], 2005. Such proposals should be directed to Blockbuster Inc., 1201 Elm Street, Dallas, Texas 75270, Attention: Secretary.

The Company’s bylaws currently provide that, in order for a proposal that is not intended to be included in the Proxy Statement to be considered timely in connection with the Company’s 2005 Annual Meeting of Stockholders, the proposal must also be received by the Company no later than [February     ], 2005. For any such matter to be properly submitted as business to come before the Annual Meeting, the proposal must comply with the procedures specified in the Company’s bylaws. Such proposals should be directed to Blockbuster Inc., 1201 Elm Street, Dallas, Texas 75270, Attention: Secretary.

In addition to the requirements in the bylaws regarding stockholder proposals generally, the Company’s bylaws currently provide that a stockholder may nominate a person for election to the Board of Directors only if written notice of such nomination(s) is received by the Secretary within the time period set forth above and such notice includes certain specified information such as (i) the name and address of the nominating stockholder; (ii) the name, age, business address and principal occupation of the nominee; and (iii) any other information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors or is otherwise required by the rules and regulations promulgated under the Securities Exchange Act. Our bylaws currently provide that as long as Viacom beneficially owns 30% or more of the combined voting power of our outstanding common stock, Viacom is exempt from the advance notice provisions described in this paragraph. In the event that any of the time periods or other requirements currently in the bylaws are amended prior to the Company’s 2005 Annual Meeting of Stockholders, the Company will publicly announce such amendments by means of a filing under the Securities Exchange Act setting forth such amendments.

OTHER BUSINESS

The Board of Directors knows of no matters other than those described herein that will be presented for consideration at the meeting. However, should any other matter(s) properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS

All costs incurred in the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone or telegram, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding of solicitation materials to the beneficial owners of shares of Common Stock held by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including the financial statements and the financial statement schedules, if any, but not including exhibits, will be furnished at no charge to each person to whom a Proxy Statement is delivered upon the written request of such person addressed to Blockbuster Inc., Attn.: Investor Relations, 1201 Elm Street, Dallas, Texas 75270.

By Order of the Board of Directors,

Marilyn R. Post
Vice President and Secretary

July [    ], 2004

APPENDIX A

BLOCKBUSTER INC.

AUDIT COMMITTEE CHARTER

(as amended January 27, 2004)

I.    Purpose

The primary function of the Audit Committee is to assist the Board of Directors of the Company (the “Board”) in fulfilling its oversight responsibilities relating to (i) the quality and integrity of the Company’s financial reports and other financial information provided by the Company to its stockholders, the public and others; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditors’ qualifications, independence and performance; and (iv) the performance of the Company’s internal audit function, including its systems of internal controls. The Audit Committee’s functions also include preparation of the audit committee report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

II.    Composition

A.    Members; Qualifications

The Audit Committee shall consist of at least three members of the Board, each of whom is “independent,” as defined by the rules of the Securities and Exchange Commission and the New York Stock Exchange. In addition, the collective qualifications of the members of the Audit Committee shall satisfy the requirements of the Securities Exchange Act of 1934, as amended, and the New York Stock Exchange with respect to financial literacy, expertise and experience. To the extent permitted by applicable law, the Audit Committee may delegate authority to any member of the Committee as it deems appropriate.

B.    Appointment, Removal and Replacement

The members of the Audit Committee shall be appointed annually by the Board in accordance with the Company’s bylaws and taking into account the recommendation of the Corporate Governance Committee of the Board. The members of the Audit Committee may be removed or replaced by the Board, and any vacancies on the Audit Committee shall be filled by the Board, in accordance with the Company’s bylaws and taking into account the recommendation of the Corporate Governance Committee of the Board.

C.    Chair

The Chair of the Audit Committee shall be elected by the Board, taking into account the recommendation of the Corporate Governance Committee of the Board.

III.    Meetings

The Audit Committee shall meet at least ten times per year, and shall meet more frequently as circumstances require. Each member of the Board and members of management are free to suggest the inclusion of items on the agenda. To effectuate the goal of fostering open communication, the Audit Committee shall meet periodically with the independent auditors, the Company’s internal audit group, management and the general counsel in separate executive sessions.

IV.    Duties and Responsibilities

A.    Independent Auditors

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the accounting firm employed by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (the “independent auditors”). The independent auditors are ultimately accountable to the Board and the Audit Committee and shall report directly to the Audit Committee. In carrying out its responsibilities, the Audit Committee shall:

•	have the sole authority and responsibility to retain, evaluate, and, where appropriate, replace the independent auditors (subject, if applicable, to stockholder approval or ratification), including the authority to pre-approve all audit and non-audit services to be provided by the independent auditors and the related fees;

•	at least annually, obtain and review a report by the independent auditors regarding the independent auditors’ internal controls and independence, including a description of (i) the independent auditors’ internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues;

•	in order to assess the independent auditors’ independence, at least annually, obtain and review a formal written statement by the independent auditors delineating all relationships between the independent auditors and the Company;

•	actively engage in a dialogue with the independent auditors with respect to any disclosed relationships between the independent auditors and the Company or services that may impact the objectivity and independence of the independent auditors;

•	pre-approve the hiring of (i) any employee or former employee of the independent auditors who was a member of the Company’s audit team during the preceding three fiscal years and (ii) any employee or former employee of the independent auditors (within the preceding three fiscal years) for senior positions within the Company, regardless of whether that person was a member of the Company’s audit team;

•	oversee resolution of disagreements between management and the independent auditors regarding financial reporting; and

•	at least annually, evaluate, and report to the full Board on, the performance, qualifications and independence of the Company’s independent auditors and the lead partner for the Company’s account, including a review and evaluation of the lead partner’s rotation schedule.

B.    Financial Reporting

In carrying out its responsibilities with respect to oversight of the Company’s financial reporting, the Audit Committee shall:

•	review and discuss with management and the independent auditors the Company’s annual audited financial statements and quarterly financial statements, including a discussion of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	review the scope and results of the independent auditors’ audit of the Company’s annual financial statements, accompanying footnotes and its report thereon, including any significant changes required in the independent auditors’ audit plans;

•	discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 71, as modified by Statement on Auditing Standards No. 90 and as may be further modified;

•	review and discuss with management and the independent auditors major issues regarding accounting principles and financial statement presentations, including matters such as (i) the selection, application and disclosure of critical accounting policies; (ii) major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; (iii) the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (iv) other significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the effects of alternative treatments of financial information permitted within accounting principles generally accepted in the United States;

•	discuss earnings releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

•	review and discuss with management, the internal audit staff, and the independent auditors the Company’s policies with respect to risk assessment and risk management, as well as major risk exposures and the process used to manage those exposures that could have a material effect on the Company’s financial statements; and

•	review and discuss related party transactions with management and the independent auditors.

C.    Internal Audit

In carrying out its responsibilities with respect to oversight of the Company’s internal audit function, the Audit Committee shall:

•	review the proposed scope and plan of the work to be done by the Company’s internal audit group and the coordination of such plans with the independent auditors;

•	review with the independent auditors the responsibilities, budget and staffing of the Company’s internal audit function;

•	review and discuss with management, the independent auditors and the Company’s internal audit group (i) the adequacy and effectiveness of the Company’s system of internal controls, including management’s assessment thereof; and (ii) related recommendations of the independent auditors and management responses to such recommendations; and

•	establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

D.    Compliance with Legal and Regulatory Requirements

In carrying out its responsibilities with respect to oversight of the Company’s compliance with legal and regulatory requirements, the Audit Committee shall:

•	review with management, and any internal or external counsel as the Audit Committee considers appropriate, any legal matters (including the status of pending litigation) that may have a material impact on the Company and any material reports or inquiries from regulatory or governmental agencies;

•	review with the general counsel the adequacy and effectiveness of the Company’s procedures to ensure compliance with its legal and regulatory responsibilities; and

•	obtain reports from management, the Company’s internal audit group and the independent auditors regarding compliance with applicable legal and regulatory requirements.

E.    Reports to the Board

The Audit Committee shall make regular reports to the Board, which should include reviews of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

V.    Annual Performance Evaluation

The Audit Committee shall review its own performance annually. The results of such evaluation shall be reported to the entire Board.

VI.    Annual Charter Assessment

The Audit Committee shall review and reassess the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board for approval.

VII.    Outside Advisors; Scope of Responsibilities

The Audit Committee shall have the authority to engage, and determine the fees of, independent counsel and other advisors as it determines necessary to carry out its duties. The Audit Committee’s responsibility is one of oversight. It is the responsibility of the Company’s management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company’s independent auditors to audit those financial statements. Therefore, each member of the Audit Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations.

VIII.    Funding

The Company will provide the funding the Audit Committee determines is necessary to (i) compensate the independent auditors for the purpose of preparing or issuing an audit report or related work, (ii) compensate any advisors the Audit Committee determines to retain and (iii) pay for any ordinary administrative expenses that are necessary and appropriate for the Audit Committee to carry out its duties.

APPENDIX B

SECOND

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BLOCKBUSTER INC.

Blockbuster Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby amend and restate for a second time the certificate of incorporation of the corporation, which was originally filed on October 16, 1989, under the name SBQ, Inc. and first amended and restated on August 3, 1999. The corporation does hereby certify that this Second Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242 and 245 of the DGCL.

Article I

NAME

Section 1.01. Name. The name of the corporation is Blockbuster Inc.

Article II

REGISTERED OFFICE AND AGENT

Section 2.01. Address. The address of the registered office of the corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

Article III

PURPOSE

Section 3.01. Purpose. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL as the same exist or may hereafter be amended.

Article IV

DESCRIPTION AND AUTHORIZATION OF STOCK

Section 4.01. Authorized Shares. (a) The total number of shares of stock that the corporation shall have authority to issue is 1,000,000,000 of which:

(i) 400,000,000 shares shall be shares of Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”);

(ii) 500,000,000 shares shall be shares of Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”) (the Class A Common Stock and the Class B Common Stock being collectively referred to herein as the “Common Stock”); and

(iii) 100,000,000 shares shall be shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).

(b) For purposes of this Second Amended and Restated Certificate of Incorporation, “Voting Stock” shall mean the shares of the then outstanding capital stock entitled to vote generally on the election of directors or other matters submitted to a vote of the stockholders of the corporation and shall exclude any class or series of capital stock only entitled to vote in the event of dividend arrearages thereon, whether or not at the time of determination there are any such dividend arrearages.

Section 4.02. Powers, Preferences and Rights of the Class A Common Stock and the Class B Common Stock. Except as otherwise required by law or as set forth below in this Article IV, the powers, preferences and rights and relative participating, optional or other special rights and qualifications, limitations or restrictions of the Class A Common Stock and Class B Common Stock shall be identical in all respects.

(a) Votes, Rights and Powers. At every meeting of the stockholders of the corporation, each holder of Common Stock shall be entitled to cast, in person or by proxy, for each share of Common Stock standing in such holder’s name on the transfer books of the corporation, in connection with the election of directors and all other matters submitted to a vote of stockholders of the corporation, the number of votes as set forth in or as established pursuant to and in accordance with this Section 4.02. Every holder of Class A Common Stock shall be entitled to cast one vote per share. Every holder of Class B Common Stock shall be entitled, prior to the Determination Date (as defined below), to cast five votes per share. Every holder of Class B Common Stock shall be entitled, on and following the Determination Date, to cast the number of votes per share of Class B Common Stock as set forth in the first resolution adopted by the board of directors following the Determination Date and subsequently publicly disclosed by the corporation, as the board of directors shall determine (in good faith and taking into account all relevant factors) to be the lowest number (rounded up to the nearest .5 votes per share), but in no event less than two votes per share, as would permit Viacom Inc. (“Viacom”) to distribute in the External Distribution (as defined below) an amount of stock in the corporation constituting “control” within the meaning of section 368(c) of the Internal Revenue Code of 1986, as amended (the “Code”), treating for this purpose any stock described in section 355(a)(3)(B) of the Code as other property and not stock (“Control”).

(b) For purposes of this Second Amended and Restated Certificate of Incorporation, the term “External Distribution” shall mean the distribution by Viacom of Class A Common Stock and Class B Common Stock of the corporation to the shareholders of Viacom (i) in exchange for outstanding shares of capital stock of Viacom, and/or (ii) in any other distribution in respect of Viacom capital stock, as contemplated by the Amended and Restated Initial Public Offering and Split-off Agreement dated as of June 18, 2004 among the corporation, Viacom and Viacom International Inc., as may be amended from time to time (the “Amended IPO Agreement”). For purposes of this Second Amended and Restated Certificate of Incorporation, the term “Determination Date” shall mean: (i) if Viacom has consummated an exchange offer contemplated by the Amended IPO Agreement, five business days following whichever of the following applies, (A) the settlement of the shares exchanged in the exchange offer if such offer is fully subscribed, or (B) receipt by the corporation of (1) a notice contemplated by the second sentence of Section 2.07(a)(10) of the Amended IPO Agreement, or (2) a notice contemplated by the last sentence of Section 2.07(a)(14) of the Amended IPO Agreement (in either case, a “Notice”) advising the corporation that Viacom does not intend to complete a distribution of shares of Class A Common Stock or Class B Common Stock held by Viacom to Viacom stockholders in a spin-off contemplated by the Amended IPO Agreement (a “Spin-Off Distribution”), or (C) if a Notice is not delivered, the distribution date of any Spin-Off Distribution; or (ii) if Viacom has not consummated an exchange offer contemplated by the Amended IPO Agreement but conducts a Spin-Off Distribution as contemplated by the Amended IPO Agreement, five business days following the payment date of the Spin-Off Distribution. In making its determination as contemplated hereby, the board of directors shall utilize the calculations set forth in Section 2.07(a)(11)(a) and (b) of the Amended IPO Agreement.

(c) Except as may be otherwise required by law or by this Second Amended and Restated Certificate of Incorporation, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class, and their votes shall be counted and totaled together, subject to any voting rights that may be granted to holders of Preferred Stock, on all matters submitted to a vote of the stockholders of the corporation.

Notwithstanding any other provision of this Second Amended and Restated Certificate of Incorporation to the contrary, holders of Class A Common Stock shall not be eligible to vote on any alteration or change in the powers, preferences, or special rights of the Class B Common Stock that would adversely affect the Class B Common Stock and would not adversely affect the rights of the Class A Common Stock; provided that, for the foregoing purposes, any provision for the voluntary or other conversion or exchange of the Class B Common Stock into or for Class A Common Stock on a one for one basis shall be deemed not to adversely affect the rights of the Class A Common Stock. In the event of a merger or consolidation of the corporation with or into another entity (whether or not the corporation is the surviving entity), the holders of Class A Common Stock shall be entitled to receive not less than the per share consideration as the per share consideration, if any, received by any holder of the Class B Common Stock in such merger or consolidation.

(i) Every reference in this Second Amended and Restated Certificate of Incorporation to a majority or other proportion of shares, or a majority or other proportion of the votes of shares, of Voting Stock, Common Stock, Class A Common Stock or Class B Common Stock shall refer to such majority or other proportion of the votes to which such shares of Voting Stock, Common Stock, Class A Common Stock or Class B Common Stock are entitled.

(ii) No stockholder shall be entitled to exercise any right of cumulative voting.

(d) Dividends. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Second Amended and Restated Certificate of Incorporation, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive such dividends and other distributions in cash, stock of any corporation (other than Common Stock of the corporation) or property of the corporation as may be declared thereon by the board of directors from time to time out of assets or funds of the corporation legally available therefor and shall share equally on a per share basis in all such dividends and other distributions. In the case of dividends or other distributions payable in Common Stock, including distributions pursuant to stock splits or divisions of Common Stock of the corporation, only shares of Class A Common Stock shall be paid or distributed with respect to Class A Common Stock and only shares of Class B Common Stock shall be paid or distributed with respect to Class B Common Stock. The number of shares of Class A Common Stock and Class B Common Stock so distributed shall be equal in number on a per share basis. Neither the shares of Class A Common Stock nor the shares of Class B Common Stock may be reclassified, subdivided or combined unless such reclassification, subdivision or combination occurs simultaneously and in the same proportion for each class.

(e) Distribution of Assets Upon Liquidation. In the event of any dissolution, liquidation or winding up of the affairs of the corporation, whether voluntary or involuntary, after payment or provision for payment in full of the amounts required to be paid to the holders of Preferred Stock, the remaining assets and funds of the corporation shall be distributed pro rata on a per share basis to the holders of Class A Common Stock and Class B Common Stock. For the purposes of this paragraph (e), the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the corporation or a consolidation or merger of the corporation with one or more other corporations (whether or not the corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

Section 4.03. Powers and Rights of the Preferred Stock. Any unissued or treasury shares of the Preferred Stock may be issued from time to time in one or more series and for such consideration as may be fixed from time to time by resolution of the board of directors and each share of a designated series shall be identical in all respects with the other shares of such series, except that, if the dividends thereon are cumulative, the date from which they shall be cumulative may differ. Before any shares of Preferred Stock of any particular series shall be issued, a certificate shall be filed with the Secretary of State of Delaware setting forth a resolution by the board of directors which sets the voting powers, if any, and the designations, preferences and relative, participating, optional, dividend or other special rights, and such qualifications, limitations, restrictions, conditions or other characteristics to be attached to the Preferred Stock of such series and such other matters as may be required. The board of directors shall fix and determine, and is hereby expressly empowered to fix and determine, in the manner provided by law, the particulars of the shares of such series (so far as not inconsistent with the provisions of this Article IV applicable to all series of Preferred Stock), including, but not limited to, the following:

(i) the distinctive designation of such series;

(ii) the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the board of directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the board of directors;

(iii) the rate or rates of dividends payable, whether in cash, securities of the corporation or other property, on shares of such series, if any, the conditions upon which such dividends shall be payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, and the date or dates from which dividends shall be cumulative in the event the board of directors determines that dividends shall be cumulative;

(iv) whether or not the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, the form of payment, and whether redemption is at the option of the corporation, the holder of the shares, the happening of a specified event or otherwise;

(v) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

(vi) whether such series shall have conversion or exchange privileges or obligations and, if so, the terms and conditions of such conversion, including, but not limited to, provision for adjustment of the conversion rate upon such events and in such manner as the board of directors shall determine;

(vii) whether such series shall have restrictions on the issuance of shares of the same class or series or any other series, if any;

(viii) whether such series shall have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(ix) whether or not the shares of such series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof and the terms and provisions relative to the operation thereof; and

(x) any other preferences and relative, participating optional or other special rights, if any, and the qualifications, limitations or restrictions of such series, if any.

Section 4.04. No Preemptive Rights. Subject to the rights of the holders of any series of Preferred Stock then outstanding, no holder of shares of this corporation of any class or series shall be entitled, as such, as a matter of right, to subscribe for or purchase shares of any class or series now or hereafter authorized, or to purchase or subscribe for securities convertible into or exchangeable for shares of the corporation or to which there shall be attached or appertain any warrants or rights entitling the holders thereof to purchase or subscribe for shares.

Section 4.05. No Stockholder Action by Written Consent. Except as otherwise provided pursuant to the provisions of this Second Amended and Restated Certificate of Incorporation as it may be amended (including any designation of preferred stock fixing the powers, privileges or rights of any class or series of stock other than the Common Stock in respect of action by written consent of the holders of such class or series of stock), no action required to be taken or that may be taken at any meeting of stockholders of the corporation may be taken without a meeting and the power of stockholders of the corporation to consent in writing, without a meeting, to the taking of any action is specifically denied.

Article V

AMENDMENT OF BYLAWS

Section 5.01. Amendment of Bylaws by Directors. Notwithstanding any other provision of this Second Amended and Restated Certificate of Incorporation, and in furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend and rescind the bylaws of the corporation.

Section 5.02. Amendment of Bylaws by the Stockholders. The bylaws may be altered, amended or repealed, in whole or in part, and new bylaws may be adopted by the affirmative vote of stockholders with at least a majority of the combined voting power of Voting Stock; provided, however, that any proposed alteration, amendment or repeal of, or the adoption of any bylaw inconsistent with, the provisions contained in the sections entitled “Special Meetings” (Section 2.03), “Advance Notice of Stockholder Proposals” (Section 2.10), “Number of Directors” (Section 3.02), “Election of Directors” (Section 3.03), “Vacancies,” (Section 3.05), “Removal of Directors,” (Section 3.06) and “Amendments” (Article VIII) of the bylaws of the corporation by the stockholders shall require the affirmative vote of not less than 75% of the combined voting power of Voting Stock; and provided further, however, that in the case of any such stockholder action at a meeting of stockholders, notice of the proposed alteration, amendment, repeal or adoption of the new bylaw or bylaws must be contained in the notice of meeting. In the event that any term or provision of the bylaws is inconsistent, or conflicts, with the terms or provisions of this Second Amended and Restated Certificate of Incorporation, this Second Amended and Restated Certificate of Incorporation shall control.

Article VI

BOARD OF DIRECTORS

Section 6.01. Classified Board. (a) The business and affairs of the corporation shall be managed by or under the direction of a board of directors initially consisting of six directors, the exact number of directors to be not less than three nor more than twelve (subject to any rights of the holders of Preferred Stock to elect additional directors under specified circumstances) as determined from time to time by resolution adopted by the board of directors.

(b) The board of directors (exclusive of directors to be elected by the holders of any one or more series of Preferred Stock voting separately as a class or classes) shall be divided into three classes, Class I, Class II, and Class III. The number of directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of directors by three, and if a fraction is also contained in such quotient, then if such fraction is one-third, the extra director shall be a member of Class I and if the fraction is two-thirds, one of the extra directors shall be a member of Class I and the other shall be a member of Class II. Each director shall serve for a term ending as provided herein; provided, however, that the directors first elected to Class I shall serve for an initial term that expires in 2000, the directors first elected to Class II shall serve for an initial term that expires in 2001, and the directors first elected to Class III shall serve for an initial term that expires in 2002.

(c) At each succeeding annual meeting of stockholders beginning in 2000, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting of stockholders of the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to death, resignation or removal from office. Any vacancy on the board of directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

(d) Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

Section 6.02. Removal. Subject to the right of the holders of any series of Preferred Stock then outstanding, a director may only be removed for cause, such removal to be by the affirmative vote of a majority of the combined voting power of the Voting Stock. To the extent permitted by the laws of Delaware, “cause” shall be determined by the board of directors. Notwithstanding the foregoing, whenever holders of outstanding shares of one or more series of Preferred Stock are entitled to elect directors of the corporation pursuant to the provisions applicable in the case of arrearages in the payment of dividends or other defaults contained in the resolution or resolutions of the board of directors providing for the establishment of any such series, any such director of the corporation so elected may be removed in accordance with the provisions of such resolution or resolutions.

Section 6.03. Ballots. Elections of directors at an annual or special meeting of stockholders need not be by written ballot unless the bylaws of the corporation shall provide otherwise.

Section 6.04. Elimination of Certain Personal Liability of Directors. To the fullest extent permitted by the laws of Delaware, as the same may exist or may hereafter be amended, a director of this corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of any fiduciary duty as a director.

Section 6.05. General Powers. In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the laws of Delaware, this Second Amended and Restated Certificate of Incorporation, and any bylaws adopted by the stockholders; provided, however, that no bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors that would have been valid if such bylaws had not been adopted.

Article VII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 7.01. Indemnification of Directors and Officers. The corporation shall indemnify and hold harmless (and shall advance expenses (including attorneys’ fees)), to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in the bylaws of the corporation (as the same may provide from time to time), the corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized by the bylaws of the corporation, in any written agreement with the corporation, or in the specific case by the board of directors of the corporation. Nothing contained in this Section 7.01 shall affect any rights to indemnification or advancement of expenses to which present or former directors, officers, employees or agents of the corporation may otherwise be entitled under the bylaws of the corporation, any written agreement with the corporation or otherwise (including, but not limited to, prior versions of this Article VII). The corporation may, by action of its board of directors, provide or permit indemnification to such of its other employees and agents to such effect as the board of directors shall determine to be appropriate and authorized by the laws of Delaware as they may exist from time to time. In furtherance and not in limitation of the rights set forth in this Article VII, to the extent permitted by then applicable law, the grant of mandatory indemnification pursuant to this Article VII shall extend to proceedings involving the negligence of a Covered Person.

Article VIII

AMENDMENTS

Section 8.01. General. Neither the alteration, amendment, change or repeal of any provision of this Article VIII nor the adoption of any provision inconsistent with any provision of this Article VIII shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VIII, would accrue or arise, prior to such alteration, amendment, change, repeal or adoption.

Section 8.02. Amendment of Certain Articles. Notwithstanding any other provision of this Second Amended and Restated Certificate of Incorporation to the contrary, the provisions set forth in this Article VIII and in Section 4.05 of Article IV and Section 5.02 of Article V and Sections 6.01 and 6.02 of Article VI may not be amended, altered, changed, or repealed in any respect unless such amendment, alteration, change or repeal is approved by the affirmative vote of not less than 75% of the combined voting power of the Voting Stock; provided that with respect to any proposed amendment, alteration or change to this Second Amended and Restated Certificate of Incorporation, or repeal of any provision of this Second Amended and Restated Certificate of Incorporation, that would amend, alter or change the powers, preferences or special rights of the shares of Class A Common Stock or Class B Common Stock so as to affect them adversely, respectively, the affirmative vote of not less than a majority of the outstanding shares affected by the proposed amendment, voting as a separate class, shall be required in addition to the vote otherwise required pursuant to this Article VIII.

Section 8.03. Amendments Generally. Subject to the provisions of Section 8.02 of this Article VIII, the corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation, having been duly adopted by the written consent of more than 75% of the combined voting power of the Voting Stock, and in accordance with the provisions of Sections 242 and 245 of the DGCL, has been executed this      day of                     , 2004.

BLOCKBUSTER INC.

By:
Name:	Edward B. Stead
Title:	Executive Vice President and General Counsel

APPENDIX C

BLOCKBUSTER INC.

AMENDED AND RESTATED

1999 LONG-TERM MANAGEMENT INCENTIVE PLAN

ARTICLE I

GENERAL

Section 1.1 Purpose.

The purpose of the Blockbuster Inc. Amended and Restated 1999 Long-Term Management Incentive Plan (the “Plan”) is to benefit and advance the interests of Blockbuster Inc., a Delaware corporation (the “Company”), and its Subsidiaries by (i) attracting and retaining employees, Non-Employee Directors and Advisors of the Company and its Subsidiaries; and (ii) rewarding such persons for their contributions to the financial success of the Company and thereby motivating them to continue to make such contributions in the future.

This Plan amends and restates the Blockbuster Inc. 1999 Long-Term Management Incentive Plan, which first became effective on July 15, 1999 (the “Original Effective Date”). To the extent permitted by applicable laws, rules or regulations, including the rules of any stock exchange or automated quotation system upon which the Company’s Common Stock is listed or quoted, the Committee shall have the power, in its sole discretion, to apply any or all of the amendments effected hereby to outstanding Awards previously granted under the Plan.

Section 1.2 Definitions.

As used in the Plan, the following terms shall have the following meanings:

(a) “Adjusted Operating Income” shall mean operating income plus intangible amortization and depreciation expenses, adjusted for non-cash charges. Non-cash charges may include, without limitation, the impacts to operating income of changes in accounting principles or estimates or other unusual, infrequent non-cash items.

(b) “Adjusted Net Income” shall mean net income, adjusted for non-cash charges. Non-cash charges may include, without limitation, the impacts to net income of changes in accounting principles or estimates or other unusual, infrequent non-cash items.

(c) “Advisor” shall mean any person performing advisory or consulting services for the Company or any Subsidiary, with or without compensation, to whom the Company chooses to make a Grant in accordance with the Plan; provided that (i) bona fide services must be rendered by such person; and (ii) such services shall not be rendered in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

(d) “Agreement” shall mean the agreement, certificate or other documentation (in each case, whether in written, electronic or other format ) governing the grant of an Award under the Plan, in a form approved by the Committee, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

(e) “Adjusted Income Before Income Taxes” shall mean income before income taxes, adjusted for non-cash charges. Non-cash charges may include, without limitation, the impacts to income before income taxes of changes in accounting principles or estimates or other unusual, infrequent non-cash items.

(f) “Appreciation Value” shall mean the excess, if any, of the Value of a Phantom Share on the applicable Valuation Date or the date of a Participant’s termination of employment or service or of a Participant’s death or Permanent Disability (as described in Section 6.5(a) hereof), as the case may be, over the Initial Value of such Phantom Share.

(g) “Award” shall mean any grant of Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, unrestricted shares of Common Stock, Phantom Shares or a combination of any of the above granted under the Plan.

(h) “Board” shall mean the Board of Directors of the Company.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto, and the rules and regulations promulgated thereunder.

(j) “Committee” shall mean the committee(s) appointed or designated by the Board to administer the Plan in accordance with Section 1.3 of the Plan.

(k) “Common Stock” shall mean shares of Class A Common Stock, par value $0.01 per share, of the Company, or, in the event that the outstanding shares of such Common Stock are thereafter changed into or exchanged for shares of a different stock or security of the Company or another corporation, such other stock or security.

(l) “Company” shall have the meaning set forth in Section 1.1.

(m) “Date of Grant” shall mean the effective date of the grant of an Award as set forth in the applicable Agreement.

(n) “Dividend Equivalent” shall mean a right to receive payment of dividends declared and paid on all or a portion of the number of shares of Common Stock subject to a specified Award under the Plan, as determined by the Committee.

(o) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

(p) “Fair Market Value” of a share of Common Stock on a given date shall be, unless otherwise determined by the Committee, the 4:00 p.m. (New York time) closing price of a share of Common Stock on the New York Stock Exchange or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange, but is quoted on an automated quotation system, the average closing bid per share of the Common Stock on such automated quotation system or, in the event that the Common Stock is not quoted on any such system, the average of the closing bid prices per share of the Common Stock as furnished by a professional marketmaker making a market in the Common Stock designated by the Committee.

(q) “Free Cash Flow” shall mean net cash flow from operating activities less rental library purchases and capital expenditures.

(r) “Grant” shall mean a grant of an Award under the Plan.

(s) “Incentive Stock Option” shall mean a Stock Option that by its terms is intended to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

(t) “Initial Value” shall mean the value of a Phantom Share as specified by the Committee as of the Date of Grant or the Value of a Phantom Share calculated as of the Date of Grant or such earlier date as the Committee may determine.

(u) “Non-Employee Director” shall mean a member of the Board of Directors of the Company or any Subsidiary who is not an employee of the Company, the parent thereof or any Subsidiary.

(v) “Non-Qualified Stock Option” shall mean any Stock Option that does not qualify as an Incentive Stock Option.

(w) “OIBDA” shall mean Operating Income before depreciation and amortization.

(x) “Original Effective Date” shall have the meaning set forth in Section 1.1.

(y) “Outstanding Phantom Share” shall mean a Phantom Share granted to a Participant for which the Valuation Date has not yet occurred.

(z) “Outstanding Stock Option” shall mean a Stock Option granted to a Participant that has not yet been exercised and that has not yet expired, been terminated in accordance with its terms or otherwise cancelled or forfeited.

(aa) “Participant” shall mean any employee, Non-Employee Director or Advisor who has met the eligibility requirements set forth in Section 1.4 and to whom an Award has been granted under the Plan.

(bb) “Performance Award” shall mean an Award granted to a Participant that is conditioned in some manner upon the achievement of one or more of the Performance Goals described in Article VIII.

(cc) “Performance Goals” shall have the meaning set forth in Section 8.1.

(dd) “Permanent Disability” shall have the same meaning as such term or a similar term has in the long-term disability policy maintained by the Company, the parent thereof or a Subsidiary thereof, as applicable, for the Participant and that is in effect on the date of the onset of the Participant’s Permanent Disability, unless the Committee determines otherwise, in its discretion, and sets forth an alternative definition in the applicable Agreement; provided, however, with respect to grants of Incentive Stock Options, permanent disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. With respect to any Grant other than an Incentive Stock Option, to the extent that a Participant’s employment agreement differs from the Plan with respect to the meaning of disability, if such employment agreement has been approved by the Committee that granted the Stock Options, the definition included in such employment agreement shall govern. Anything in the Plan to the contrary notwithstanding, “Permanent Disability” is a term that shall apply only to Participants who are employees of the Company.

(ee) “Phantom Share” shall mean a contractual right granted to a Participant pursuant to Article VI to receive an amount equal to the Appreciation Value at such time, and subject to such terms and conditions, as are set forth in the Plan and the applicable Agreement.

(ff) “Plan” shall have the meaning set forth in Section 1.1.

(gg) “Restricted Share” shall mean a share of Common Stock granted to a Participant pursuant to Article IV that is subject to the restrictions set forth in Section 4.3 and to such other terms, conditions and restrictions as are set forth in the Plan and the applicable Agreement.

(hh) “Restricted Share Unit” shall mean a contractual right granted to a Participant pursuant to Article V to receive, in the discretion of the Committee, shares of Common Stock, a cash payment equal to the Fair Market Value of such Common Stock or a combination of Common Stock and cash, subject to the terms and conditions set forth in the Plan and in the applicable Agreement.

(ii) “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(jj) “Section 1.5 Limit” shall have the meaning set forth in Section 1.5.

(kk) “Section 162(m)” shall mean Section 162(m) of the Code and the regulations promulgated thereunder from time to time.

(ll) “Section 162(m) Exception” shall mean the exception under Section 162(m) for “qualified performance-based compensation.”

(mm) “Stand-Alone Stock Appreciation Right” shall have the meaning set forth in Section 3.3.

(nn) “Stock Appreciation Right” shall mean a contractual right granted to a Participant pursuant to Article III to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over a specified exercise price, as determined in accordance with Article III of the Plan and subject to such other terms and conditions as are set forth in the Plan and in the applicable Agreement. Stock Appreciation Rights may be Tandem Stock Appreciation Rights or Stand-Alone Stock Appreciation Rights.

(oo) “Stock Option” shall mean a contractual right granted to a Participant pursuant to Article II to purchase shares of Common Stock at such time and price, and subject to such other terms and conditions as are set forth in the Plan and in the applicable Agreement. Stock Options may be Incentive Stock Options or Non-Qualified Stock Options.

(pp) “Subsidiary” shall mean a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code; provided that, with respect to Awards other than Incentive Stock Options, the term “Subsidiary” shall also be deemed to include a partnership, limited liability company or other entity in which the Company controls, directly or indirectly, a majority of the voting power or equity interests.

(qq) “Tandem Stock Appreciation Right” shall have the meaning set forth in Section 3.2.

(rr) “Termination for Cause” for Participants who are employees of the Company and for Advisors, shall mean a termination of service with the Company or any of its Subsidiaries that, as determined by the Committee, is by reason of (i) “cause” as such term or a similar term is defined in any employment or consulting agreement applicable to the Participant or as is required by the laws of any foreign jurisdiction; or (ii) if there is no such employment or consulting agreement or applicable foreign law or if such employment or consulting agreement contains no such term, (x) dishonesty, conviction of a felony, or willful unauthorized disclosure of confidential information, (y) failure, neglect of or refusal by a Participant to substantially perform the duties of such Participant’s service, or (z) any other act or omission that is materially injurious to the financial condition or business reputation of the Company or any Subsidiary thereof.

(ss) “Termination for Cause” for Participants who are Non-Employee Directors shall mean removal from the Board for “cause” in accordance with the certificate of incorporation or bylaws of the Company, as amended from time to time.

(tt) “Valuation Date” shall mean the date on which the Appreciation Value of a Phantom Share shall be measured and fixed in accordance with Section 6.2(a) hereof.

(uu) The “Value” of a Phantom Share shall be determined by reference to the “average Fair Market Value” of a share of Common Stock. The “average Fair Market Value” on a given date of a share of Common Stock shall be determined over the 30-day period ending on such date or such other period as the Committee may decide shall be applicable to a Grant of Phantom Shares, determined by dividing (i) by (ii), where (i) shall equal the sum of the Fair Market Values on each day that the Common Stock was traded and a closing price was reported during such period, and (ii) shall equal the number of days, as determined by the Committee for the purposes of determining the average Fair Market Value for such Phantom Shares, on which the Common Stock was traded and a closing price was reported during such period.

(vv) To “vest” a Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Phantom Share held by a Participant shall mean, with respect to a Stock Option or Stock Appreciation Right, to render such Stock Option or Stock Appreciation Right exercisable, subject to the terms of the Plan or the applicable Agreement, and, in the case of a Restricted Share, Restricted Share Unit or Phantom Share, to render such Restricted Share, Restricted Share Unit or Phantom Share nonforfeitable.

Section 1.3 Administration of the Plan.

The Plan shall be administered by the Board or by a committee appointed by the Board, consisting of at least two members of the Board; provided that (i) with respect to any Grant that is intended to satisfy the requirements of Rule 16b-3, such committee shall consist of at least such number of directors as is required from time to time by Rule 16b-3, and each such committee member shall satisfy the qualification requirements of such rule; (ii) with respect to any Grant that is intended to satisfy the requirements of the Section 162(m) Exception, such committee shall consist of at least such number of directors as is required from time to time to satisfy the Section 162(m) Exception, and each such committee member shall satisfy the qualification requirements of such exception; and (iii) to the extent required under the rules of the stock exchange or automated quotation system on which the Common Stock is listed for trading or quoted, as applicable, each member of the Committee shall satisfy any “independence” requirements of such exchange or quotation system; provided, however, that, if any such Committee member is found not to have met the qualification requirements set forth in clauses (i) and (ii) above, any actions taken or Awards granted by the Committee shall not be invalidated by such failure to so qualify.

The Committee shall adopt such rules as it may deem appropriate in order to carry out the purposes of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding as to all matters relating to the Plan. The Committee shall have authority to select Participants from among the class of eligible persons specified in Section 1.4 and to determine the number of shares of Common Stock subject to an Award or the cash amount payable in connection with an Award. In addition, the Committee shall have the authority to determine the terms, conditions, restrictions and/or limitations applicable to each Award in accordance with the terms of the Plan; provided, however, that no member of the Committee shall participate in any decision contemplated by this Section 1.3 if it relates to a Grant made on his or her behalf. The Committee shall also have the authority to amend the terms of any outstanding Award or waive any conditions or restrictions applicable to any Award; provided, however, that no amendment shall materially impair the rights of the holder thereof without the holder’s consent; and provided further, that, without the prior approval of the Company’s stockholders, the Committee may not reprice any Stock Option except as may be deemed to occur pursuant to the next paragraph or pursuant to Article IX. With respect to any restriction in the Plan, or to which any Award is subject, that is based on the requirements of Rule 16b-3, Section 422 of the Code, the Section 162(m) Exception, the rules of any exchange upon which the Company’s securities are listed or automated quotation system upon which the Company’s securities are quoted, or any other applicable law, rule or restriction, to the extent that any such restriction is no longer required, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such restriction and/or to waive any such restriction with respect to outstanding Awards.

Subject to this section 1.3 and Article IX and Article XI, at the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

Subject to (i) the limitations set forth in this Section 1.3 and (ii) the limitations set forth in the Delaware General Corporation Law, as well as any other laws, rules or regulations that may apply from time to time, the Committee shall have the authority to delegate some or all of its authority under the Plan to one or more members of the Committee or to one or more officers of the Company.

Section 1.4 Eligible Persons.

Grants may be awarded to any employee, Non-Employee Director or Advisor of the Company or any of its Subsidiaries selected by the Committee; provided that only employees shall be eligible to receive Incentive Stock Options.

Section 1.5 Common Stock Subject to the Plan.

The total aggregate number of shares of Common Stock that may be subject to Awards under the Plan (the “Section 1.5 Limit”) shall be 25,000,000, subject to adjustment pursuant to Article IX hereof. The shares of

Common Stock shall be made available from authorized but unissued Common Stock or from Common Stock issued and held in the treasury of the Company.

For purposes of determining the number of shares of Common Stock that are at any time available for issuance, the following rules shall apply:

(a)    Subject to the provisions of clause (b) below, the number of shares underlying an Award that can be settled in shares of Common Stock shall be counted against the Section 1.5 Limit at the time the Award is granted.

(b)    To the extent permitted by law, the Code or the rules of any stock exchange or automated quotation system on which the Common Stock is listed for trading or quoted, as applicable, the following shares underlying Awards shall not be counted against the Section 1.5 Limit and shall again become immediately available for new Awards under the Plan: (i) shares subject to an Award that for any reason expires or is cancelled, forfeited or terminated without having been exercised or paid; (ii) shares withheld from any Award to satisfy a Participant’s tax or other withholding obligations or to pay the exercise price of an Award; (iii) shares subject to an Award that is settled in cash; and (iv) shares that are exchanged for an Award that does not involve Common Stock. In addition, if a Participant tenders shares of Common Stock in payment of the exercise price of an Award or to satisfy the Participant’s tax or other withholding obligations with respect to an Award, only the number of shares of Common Stock issued net of the number of shares of Common Stock tendered shall be counted against the Section 1.5 Limit. Notwithstanding anything to the contrary in this Section 1.5, if any Award is settled by the Company in whole or in part by delivery of fewer than the full number of shares of Common Stock subject to such Award, the excess, if any, of the number of shares of Common Stock subject to the Award over the number of shares of Common Stock delivered by the Company to the Participant upon exercise or settlement shall not be counted against the Section 1.5 Limit and shall again be available for Awards.

Section 1.6 Limit on Grants to Participants.

The maximum aggregate number of shares of Common Stock with respect to which an Award may be granted to any Participant during the ten-year period starting on the Original Effective Date shall not exceed 5,000,000 (regardless of the form of settlement), subject to adjustment pursuant to Article IX hereof. If a Stock Option is granted in tandem with a Stock Appreciation Right, such that the exercise of the Stock Option or Stock Appreciation Right cancels the Tandem Stock Appreciation Right or Stock Option right, respectively, the Tandem Stock Option and Stock Appreciation Rights with respect to each share of Common Stock shall be counted as covering but one share of Common Stock for purposes of the 5,000,000 share limit.

Section 1.7 Agreements.

Each Agreement shall (i) state the Date of Grant and the name of the Participant; (ii) specify the terms of the Grant; (iii) be signed by a person designated by the Committee and accepted by the Participant in such manner as may be required by the Committee; (iv) incorporate the Plan by reference; and (v) be delivered or otherwise made available to the Participant (including by electronic means). The Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee, in its sole discretion, may deem advisable, including without limitation and by way of example, terms providing for forfeiture upon a Participant’s noncompliance with any noncompetition agreement and terms providing for accelerated vesting in connection with a change in control of the Company. With respect to Awards granted to persons outside of the United States, the Committee shall have the authority to grant Awards upon such terms as the Committee deems appropriate and advisable (i) to take into account the laws of the applicable jurisdiction and/or (ii) to obtain more favorable tax treatment for the Company and/or any Subsidiary, as applicable, and/or for the Participants in such jurisdiction. To that end, to the extent permitted by law and the rules of any stock exchange or automated quotation system upon which the Common Stock is listed or quoted, the Committee may establish modified option exercise procedures and other terms and procedures. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be more or less restrictive than the terms set forth in the Plan.

ARTICLE II

STOCK OPTIONS

Section 2.1 Grants of Stock Options.

The Committee may from time to time grant Stock Options on the terms and conditions set forth in the Plan, and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its sole discretion, may from time to time determine, including the satisfaction of any Performance Goal requirements established by the Committee. Each Agreement covering a Grant of Stock Options shall specify (i) the number of Stock Options granted; (ii) the Date of Grant; (iii) the exercise price of such Stock Options; (iv) whether such Stock Options are Incentive Stock Options or Non-Qualified Stock Options; (v) the period during which such Stock Options may be exercised and any vesting schedule applicable to such Stock Options, including any applicable Performance Goals; and (vi) any other terms that the Committee deems appropriate. Any Stock Option intended to qualify as an Incentive Stock Option that fails to so qualify shall be deemed a Non-Qualified Stock Option.

Section 2.2 Exercise Price.

The Committee shall establish the per share exercise price at the time any Stock Option is granted; provided that, such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant; and provided further, that, with respect to any Incentive Stock Option that is granted to a person holding more than 10% of the combined voting power of all the classes of common stock of the Company (or its parent or any subsidiaries within the meaning of Section 424(f) the Code), such exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Date of Grant. The exercise price of any Stock Option will be subject to adjustment in accordance with the provisions of Article IX of the Plan.

Section 2.3 Exercise of Stock Options.

(a) Exercisability. Stock Options shall be exercisable only to the extent the Participant is vested therein, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement (or in any employment or consulting agreement applicable to the Participant). A Participant shall vest in Stock Options over such time and in such increments as the Committee shall determine and specify in a vesting schedule set forth in the applicable Agreement (or in any employment or consulting agreement applicable to the Participant). The Committee may, however, in its sole discretion, accelerate the time at which a Participant vests in his or her Stock Options; provided that, the Committee may not, without the Participant’s consent, accelerate any Incentive Stock Option if such acceleration would disqualify such Stock Option as an Incentive Stock Option.

(b) Option Period. For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised; provided, however, that anything in the Plan or in the applicable Agreement to the contrary notwithstanding:

(i) Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

(ii) Registration Restrictions. A Stock Option shall not be exercisable, no transfer of shares of Common Stock shall be made to any Participant, and any attempt to exercise a Stock Option or to transfer any such shares shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Common Stock subject to such Stock Option, and the shares of Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws; or (B) the Committee, in its sole discretion, determines, or the Participant, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Common Stock subject to such Stock Option is required under any federal or state law or by any securities exchange, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercisable in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

(c) Exercise in the Event of Termination of Service for Participants Other Than Non-Employee Directors. Unless otherwise permitted by the Committee, in its sole discretion, in the event of the termination of service of a Participant other than a Non-Employee Director, such Participant’s Stock Option shall be exercisable as follows:

(i) Termination of Service Other Than a Termination for Cause or Due to Death or Permanent Disability. In the event that (A) such Participant’s service with the Company or any of its Subsidiaries ends by reason of a voluntary termination by the Participant or due to termination by the Company or any of its Subsidiaries other than due to a Termination for Cause, the Participant’s Outstanding Stock Options may be exercised, to the extent then exercisable, for a period of six months after the date of termination (three months in the case of Incentive Stock Options) or such longer period as may be determined by the Committee, in its sole discretion; (B) such Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised, to the extent exercisable at the date of death, by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution or intestacy, or by any permitted transfer, for a period of twelve months following the date of death or such longer period as may be determined by the Committee, in its sole discretion; or (C) the Permanent Disability of such Participant occurs, his or her Outstanding Stock Options may be exercised, to the extent exercisable upon the date of the onset of such Permanent Disability, for a period of twelve months following such date or such longer period as may be determined by the Committee, in its sole discretion. Upon the occurrence of an event described in clause (A), (B) or (C) of this Section 2.3(c)(i), all rights with respect to Stock Options that are not vested as of such event will be relinquished.

(ii) Termination for Cause. If a Participant’s service with the Company or any of its Subsidiaries ends due to a Termination for Cause, then, unless the Committee in its sole discretion determines otherwise, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

(iii) Maximum Exercise Period. Anything in this Section 2.3(c) to the contrary notwithstanding, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the tenth anniversary of the Date of Grant thereof.

(d) Exercise in the Event of Termination of Service for Participants Who are Non-Employee Directors. Unless otherwise permitted by the Committee, in its sole discretion, in the event of the termination of service of a Non-Employee Director, such Non-Employee Director’s Stock Option shall be exercisable as follows:

(i) Termination of Service for Any Reason Other Than a Termination for Cause. In the event that a Non-Employee Director ceases to be a member of the Board for any reason other than due to a Termination for Cause, the Non-Employee Director may exercise any Outstanding Stock Options for a period of twelve months following the date of such termination, or for such longer period as may be determined by the Committee in its sole discretion, but only to the extent such Outstanding Stock Options were vested on the date of such termination (unless the Committee determines otherwise in its discretion). The Non-Employee Director shall relinquish all rights with respect to Stock Options that are not vested as of the date of such termination of service.

(ii) Termination for Cause. In the event that a Non-Employee Director ceases to be a member of the Board due to a Termination for Cause then, unless the Committee, in its sole discretion, determines otherwise, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

(iii) Maximum Exercise Period. Anything in this Section 2.3(d) to the contrary notwithstanding, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the tenth anniversary of the Date of Grant thereof.

Section 2.4 Payment of Purchase Price Upon Exercise.

The exercise price of a Stock Option shall be paid as follows: (i) in cash or by certified check, bank draft or money order made payable to the order of the Company; (ii) in the discretion of the Committee, in shares of Common Stock (provided that the Committee may require that such shares of Common Stock have been held for at least six months by the Participant) or other securities of the Company designated by the Committee valued at their Fair Market Value on the date of exercise of the Stock Option; (iii) in a combination of cash, shares or such other securities; (iv) by delivery (including by fax or electronic means in accordance with the procedures determined by the Committee) to the Company or its designated agent of an irrevocable option exercise notice together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain shares of Common Stock purchased upon exercise of a Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price for the Stock Option (provided that, with respect to such a cashless exercise, the Stock Option shall be deemed exercised on the date of sale of the shares of Common Stock received upon exercise); and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

ARTICLE III

STOCK APPRECIATION RIGHTS

Section 3.1 Grants of Stock Appreciation Rights Generally.

The Committee may from time to time grant Stock Appreciation Rights on the terms and conditions set forth in the Plan, and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its sole discretion, may from time to time determine, including the satisfaction of any Performance Goal requirements established by the Committee. The Committee may grant Stock Appreciation Rights in tandem with Stock Options (a “Tandem Stock Appreciation Right”) or not in tandem with Stock Options (a “Stand-Alone Stock Appreciation Right”). Each Agreement covering a Grant of Stock Appreciation Rights (or, if applicable, the Agreement covering the related Stock Options) shall specify (i) the number of Stock Appreciation Rights granted; (ii) the Date of Grant; (iii) the exercise price of such Stock Appreciation Rights; (iv) the period during which such Stock Appreciation Rights may be exercised and any vesting schedule applicable to such Stock Appreciation Rights, including any applicable Performance Goals; and (v) any other terms that the Committee deems appropriate.

Section 3.2 Stock Appreciation Rights Granted in Tandem with Stock Options.

If a Stock Appreciation Right is granted in tandem with a Stock Option, such Stock Appreciation Right may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to, the time that its related Stock Option is granted. The Stock Appreciation Right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock Appreciation Right granted in tandem with a Stock Option shall entitle the holder either

(i) to exercise the related Stock Option with respect to all or a portion of the vested shares underlying such Stock Option; or

(ii) to exercise the Stock Appreciation Right by surrendering to the Company all or a portion of the related Stock Option (to the extent vested), in which case the holder shall be entitled to receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of the shares of Common Stock underlying the surrendered portion of such Stock Option (determined as of the day preceding the surrender of such Stock Option) over the aggregate Stock Option exercise price for such shares.

The exercise of a Tandem Stock Appreciation Right shall cause the immediate and automatic cancellation of its related Stock Option with respect to the number of shares underlying the surrendered portion of the Stock Option. Likewise, the exercise of the related Stock Option shall cause the immediate and automatic cancellation of the Tandem Stock Appreciation Right with respect to the number of shares underlying the surrendered portion of the Tandem Stock Appreciation Right. Payment by the Company upon a Participant’s exercise of a Stock Appreciation Right shall be made in cash or, in the discretion of the Committee, in shares of Common Stock or other securities of the Company designated by the Committee, or in a combination of cash, shares or such other securities. In the event such amount is paid in shares of Common Stock or other securities of the Company, one or more stock certificates for the appropriate number of shares of Common Stock or other securities shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; provided, however, that any certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

Section 3.3 Stand-Alone Stock Appreciation Rights.

The Committee may grant Stand-Alone Stock Appreciation Rights on the terms and conditions set forth in the Plan and on such other terms and conditions as the Committee shall establish at the time of grant, including the satisfaction of any Performance Goal requirements established by the Committee. The Committee shall establish an exercise price at the time any Stand-Alone Stock Appreciation Right is granted; provided that, such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant. A Stand-Alone Stock Appreciation Right shall entitle the holder thereof to receive from the Company an amount equal to the excess of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price for the Stock Appreciation Right multiplied by the number of rights exercised. The exercise price of any Stock Appreciation Right will be subject to adjustment in accordance with the provisions of Article IX.

Stand-Alone Stock Appreciation Rights shall be exercisable only to the extent the Participant is vested therein, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement (or in any employment or consulting agreement applicable to the Participant). A Participant shall vest in Stand- Alone Stock Appreciation Rights over such time and in such increments as the Committee shall determine and specify in a vesting schedule set forth in the applicable Agreement (or in any employment or consulting agreement applicable to the Participant). The Committee may, however, accelerate the time at which a Participant vests in his or her Stand-Alone Stock Appreciation Rights.

Section 3.4 Registration Restrictions and Rights in the Event of Termination of Service.

The provisions of Sections 2.3(b) and (c) (relating to latest exercise date, registration restrictions and exercise in the event of termination of service) shall apply equally to Awards of Stock Appreciation Rights.

ARTICLE IV

RESTRICTED SHARES AND UNRESTRICTED SHARE GRANTS

Section 4.1 Grants of Restricted Shares.

The Committee may from time to time grant Restricted Shares on the terms and conditions set forth in the Plan, and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its sole discretion, may from time to time determine, including the satisfaction of any Performance Goal requirements established by the Committee. Each Agreement covering a Grant of Restricted

Shares shall specify (i) the number of Restricted Shares granted; (ii) the Date of Grant; (iii) the price, if any, to be paid by the Participant for such Restricted Shares; (iv) the vesting schedule (as provided for in Section 4.2 hereof) applicable to such Restricted Shares, including any applicable Performance Goals or other criteria that the Committee determines must be satisfied in order to remove any restrictions with respect to such Award; and (v) any other terms that the Committee deems appropriate.

Section 4.2 Vesting.

The Committee shall establish the vesting schedule applicable to Restricted Shares granted hereunder, which vesting schedule shall specify the period(s) of time within which such Award may be subject to forfeiture, including any applicable Performance Goal requirements or other restrictions that the Committee shall determine and specify in the applicable Agreement (or in any employment or consulting agreement applicable to the Participant).

Section 4.3 Rights and Restrictions Governing Restricted Shares.

As of the Date of Grant of Restricted Shares, the appropriate number of shares of Common Stock granted to a Participant shall be registered in the Participant’s name or otherwise credited to the Participant, but shall be held by the Company for the account of the Participant. The Participant shall have, with respect to his or her Restricted Shares, all rights of a stockholder as to such Restricted Shares of Common Stock (including, to the extent applicable, the right to vote and to receive dividends or other distributions made or paid with respect to such shares), subject to the following restrictions: (i) the Participant shall not be entitled to delivery of such shares of Common Stock until such shares have vested; (ii) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested; and (iii) except as otherwise provided in Section 4.6, all unvested Restricted Shares shall be immediately forfeited upon a Participant’s termination of service with the Company or any Subsidiary for any reason. The Committee, in its sole discretion, may provide that any dividends or other distributions that are paid in shares shall be subject to the same restrictions as the Restricted Shares with respect to which such dividends or other distributions are made.

Section 4.4 Adjustment with Respect to Restricted Shares.

Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its sole discretion, at any time accelerate the date or dates on which Restricted Shares vest. The Committee may, in its sole discretion, remove any and all restrictions on such Restricted Shares whenever it may determine that, by reason of changes in applicable law, the rules of any stock exchange or automated quotation system on which the Common Stock is listed or quoted or other changes in circumstances arising after the Date of Grant, such action is appropriate.

Section 4.5 Delivery of Restricted Shares.

On the date on which Restricted Shares vest, all restrictions contained in the Agreement covering such Restricted Shares and in the Plan shall lapse as to such Restricted Shares. One or more stock certificates for the appropriate number of shares of Common Stock, free of the restrictions set forth in the Plan and applicable Agreement, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; provided, however, that any certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

Section 4.6 Termination of Service.

In the event that the Participant’s service with the Company or any of its Subsidiaries ends for any reason prior to the date or dates on which Restricted Shares vest, the Participant shall forfeit all unvested Restricted Shares as of the date of such event, unless the Committee determines that the circumstances in the particular case so warrant and provides that some or all of such Participant’s unvested Restricted Shares shall vest as of the date of such event, in which case such shares shall be delivered, in accordance with Section 4.5, to the Participant or, in the case of the Participant’s death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.

Section 4.7 Unrestricted Share Grants.

The Committee may, in its sole discretion, make Awards of unrestricted Common Stock in recognition of outstanding achievements and performance or for any other reason that it deems appropriate.

ARTICLE V

RESTRICTED SHARE UNITS

Section 5.1 Grants of Restricted Share Units.

The Committee may from time to time grant Restricted Share Units on the terms and conditions set forth in the Plan, and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its sole discretion, may from time to time determine, including the satisfaction of any Performance Goal requirements established by the Committee. Each Restricted Share Unit awarded to a Participant shall correspond to one share of Common Stock. Each Agreement covering a Grant of Restricted Share Units shall specify (i) the number of Restricted Share Units granted; (ii) the Date of Grant; (iii) the price, if any, to be paid by the Participant for such Restricted Share Units; (iv) the vesting schedule (as provided for in Section 5.2 hereof) applicable to such Restricted Share Units, including any applicable Performance Goals or other criteria that the Committee determines must be satisfied in order to remove any restrictions with respect to such Award; and (v) any other terms that the Committee deems appropriate.

Section 5.2 Vesting.

The Committee shall establish the vesting schedule applicable to Restricted Share Units granted hereunder, which vesting schedule shall specify the periods of time within which such Award may be subject to forfeiture, including any applicable Performance Goal requirements or other restrictions that the Committee shall determine and specify in the applicable Agreement (or in any employment or consulting agreement applicable to the Participant).

Section 5.3 Adjustment with Respect to Restricted Share Units.

Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its sole discretion, at any time accelerate the date or dates on which Restricted Share Units vest.

Section 5.4 Settlement of Restricted Share Units.

On the date on which Restricted Share Units vest, all restrictions contained in the Agreement covering such Restricted Share Units and in the Plan shall lapse as to such Restricted Share Units, and the Restricted Share Units will be payable, in the sole discretion of the Committee, in Common Stock, in cash equal to the Fair Market Value of the shares subject to such Restricted Share Units or in a combination of Common Stock and cash. In the event the Restricted Share Units are paid in Common Stock, one or more stock certificates for the appropriate number of shares of Common Stock, free of the restrictions set forth in the Plan and applicable Agreement, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; provided, however, that any certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

Section 5.5 Termination of Service.

In the event that the Participant’s service with the Company or any of its Subsidiaries ends for any reason prior to the date or dates on which Restricted Share Units vest, the Participant shall forfeit all unvested Restricted Share Units as of the date of such event, unless the Committee determines that the circumstances in the particular case so warrant and provides that some or all of such Participant’s unvested Restricted Share Units shall vest as of the date of such event, in which case, in the sole discretion of the Committee, either certificates representing shares of Common Stock or a cash payment equal to the Fair Market Value of the shares of Common Stock, or a combination of cash and shares, shall be delivered in accordance with Section 5.4, to the Participant or, in the case of the Participant’s death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.

ARTICLE VI

PHANTOM SHARES

Section 6.1 Grants of Phantom Shares.

The Committee may from time to time grant Phantom Shares, the value of which shall be determined by reference to a share of Common Stock, on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its sole discretion, may from time to time determine, including the satisfaction of any Performance Goal requirements established by the Committee. Each Agreement covering a Grant of Phantom Shares shall specify the (i) number of Phantom Shares granted; (ii) the Date of Grant; (iii) the Initial Value of such Phantom Shares; (iv) the Valuation Date(s); (v) the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date; (vi) any vesting schedule (as provided for in Section 6.3 hereof) applicable to such Phantom Shares, including any applicable Performance Goals; (vii) any applicable limitation on payment (as provided for in Section 6.4 hereof) for such Phantom Shares; and (viii) any other terms that the Committee deems appropriate.

Section 6.2 Appreciation Value.

(a) Valuation Dates; Measurement of Appreciation Value. The Committee shall provide in the Agreement for one or more Valuation Dates on which the Appreciation Value of the Phantom Shares granted pursuant to the Agreement shall be measured and fixed, and shall designate in the Agreement the number of such Phantom Shares whose Appreciation Value is to be calculated on each such Valuation Date.

(b) Payment of Appreciation Value. Except as otherwise provided in Section 6.5, and subject to the limitation contained in Section 6.4, the Appreciation Value of a Phantom Share shall be paid to a Participant in cash in a lump sum as soon as practicable following the Valuation Date applicable to such Phantom Share.

Section 6.3 Vesting.

The Committee may, in its sole discretion, provide in the Agreement that Phantom Shares granted thereunder shall vest (subject to such terms and conditions as the Committee may provide in the Agreement) over such period of time from the Date of Grant as may be specified in a vesting schedule contained therein.

Section 6.4 Limitation on Payment.

The Committee may, in its sole discretion, establish and set forth in the Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Agreement.

Section 6.5 Termination of Service, Death or Permanent Disability.

Unless otherwise permitted by the Committee, in its sole discretion, in the event of the termination of service of a Participant, the following provisions shall apply:

(a) Termination of Service Other Than a Termination for Cause or Due to Death or Permanent Disability. If, before the occurrence of one or more Valuation Dates applicable to the Participant’s Outstanding Phantom Shares, the Participant’s service with the Company or any of its Subsidiaries ends by reason of (i) a voluntary termination by the Participant or a termination of the Participant’s Service by the Company or any of its Subsidiaries other than due to a Termination for Cause; or (ii) the Participant’s death or, in the case of a Participant who is an employee, the Participant’s Permanent Disability, then, unless the Committee, in its sole discretion, determines otherwise, the Appreciation Value of each Outstanding Phantom Share as to which the Participant’s rights are vested as of the date of such event shall be the lesser of (x) the Appreciation Value of such Phantom Share calculated as of the date of such event or (y) the Appreciation Value of such Phantom Share calculated as of the originally scheduled Valuation Date applicable thereto. Unless the Committee, in its sole discretion determines otherwise, the Appreciation Value so determined for each such vested Outstanding Phantom Share shall then be payable to the Participant or the Participant’s estate following the originally scheduled Valuation Date applicable thereto in accordance with Section 6.2(b). Upon the occurrence of an event described in this Section 6.5(a), all rights with respect to Phantom Shares that are not vested as of such date will be relinquished.

(b) Termination for Cause. If a Participant’s service with the Company or any of its Subsidiaries ends due to a Termination for Cause, then, unless the Committee, in its sole discretion, determines otherwise, all Outstanding Phantom Shares, whether or not vested, and any and all rights to the payment of Appreciation Value with respect to such Outstanding Phantom Shares shall be forfeited effective as of the date of such termination.

ARTICLE VII

DIVIDEND EQUIVALENTS

The Committee shall have the authority to grant Dividend Equivalents as part of any Award granted hereunder, subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish. The grant of a Dividend Equivalent may be made at the time of the grant of the related Award or at any time thereafter up to the time of payment of such Award. Payments in respect of Dividend Equivalents may be made in cash, or, in the discretion of the Committee, in shares of Common Stock or other securities of the Company designated by the Committee, or in a combination of cash, shares of Common Stock or such other securities. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

ARTICLE VIII

PERFORMANCE GOALS

Section 8.1 Terms.

The grant, vesting and/or exercisability of any Award may, in the Committee’s sole discretion, be conditioned, in whole or in part, on the attainment of performance targets related to one or more Performance Goals over a performance period.

(a) Grants that are not intended to qualify for the Section 162(m) Exception may be based on the achievement of such goals and be subject to such terms, conditions and restrictions as the Committee shall determine.

(b) Grants that are intended to qualify for the Section 162(m) Exception based on the satisfaction of one or more Performance Goals shall be conditioned on the achievement during a specified performance period, of specified levels of one or more of the following measures: operating income; Adjusted Operating Income; income before income taxes; Adjusted Income Before Income Taxes; net income; Adjusted Net Income; OIBDA; earnings per share; revenues; net revenues; Free Cash Flow; net income from continuing operations; total stockholder return; share price; return on equity; return in excess of cost of capital; profit in excess of cost of capital; return on assets; return on invested capital; net operating profit after tax; operating margin; gross margin; or any combination thereof. A “performance period” shall be a calendar year or other fiscal year of the Company or other longer or shorter period designated by the Committee. The Committee shall establish the Performance Goals related to an Award for each performance period not later than ninety days after the start of such period; provided, however, that, Performance Goals shall in no event be established after 25% of a performance period has elapsed.

Performance Goals may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.

Section 8.2 Determination of Awards.

Prior to payment with respect to any Award that has been conditioned upon achievement of a Performance Goal intended to qualify for the Section 162(m) Exception, the Committee shall certify whether the Performance Goal(s) have been achieved in the manner required by Section 162(m) of the Code. The Committee may, in its sole discretion, reduce any Award below the maximum amount that could be paid based on the degree to which the Performance Goal(s) related to such Award have been achieved. The Committee may not increase any Award intended to qualify for the Section 162(m) Exception in any manner that would adversely affect the treatment of the Award under the Section 162(m) Exception.

Section 8.3 Adjustment of Calculation of Performance Goals.

In the event that, during any Performance Period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event, or any other extraordinary event or circumstance occurs that has the effect, as determined by the Committee, in its sole and absolute discretion, of distorting the applicable performance criteria, including, without limitation, changes in accounting standards, the Committee may, to the extent consistent with Section 162(m) of the Code, adjust or modify, as determined by the Committee, in its sole and absolute discretion, the calculation of the Performance Goals, to the extent necessary to prevent reduction or enlargement of the Participants’ Awards under the Plan for such performance period attributable to such transaction, circumstance or event. All determinations that the Committee makes pursuant to this Section 8.3 shall be conclusive and binding on all persons for all purposes.

ARTICLE IX

EFFECT OF CERTAIN CORPORATE CHANGES.

In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under the Plan and available for issuance pursuant to Awards, (ii) the number of shares of Common Stock covered by outstanding Awards, (iii) the exercise price or other price in respect of outstanding Awards, (iv) the appropriate Fair Market Value and other price determinations for outstanding Awards and (v) the maximum number of shares of Common Stock referred to in Sections 1.5 and 1.6 of the Plan shall each be proportionately adjusted by the Board as appropriate to reflect such transaction.

In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock, or any distribution to holders of Common Stock or securities or property (including cash dividends that the Committee determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (x) the number of shares of Common Stock reserved under this Plan and (y)(i) the number of shares of Common Stock covered by Awards, (ii) the Exercise Price or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the maximum number of shares of Common Stock referred to in Sections 1.5 and 1.6 of this Plan to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards.

In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized (x) to assume under the Plan previously issued compensatory Awards, or to substitute new Awards for previously issued compensatory Awards as part of such adjustment; (y) to cancel Awards that are Stock Options or Stock Appreciation Rights and give the Participants who are the holders of such Awards notice and opportunity to exercise for 30 days prior to such cancellation; or (z) to cancel any such Awards and to deliver to the Participants cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Awards on the date of such event, which in the case of Stock Options or Stock Appreciation Rights shall be the excess of the Fair Market Value of Common Stock on such date over the exercise or strike price of such Awards.

ARTICLE X

MISCELLANEOUS

Section 10.1 No Rights to Grants or Continued Service.

Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, Non-Employee Director or Advisor any right to be retained by the Company or any of its Subsidiaries nor the right to be nominated, re-elected or retained as a member of the Board for any period of time or at any particular rate of compensation.

Section 10.2 Restriction on Transfer.

Except as otherwise provided by the Committee, the rights of a Participant with respect to any Award shall not be transferable by the Participant to whom the Award is granted, except by will or the laws of descent and distribution.

Section 10.3 Taxes.

The Company or a Subsidiary thereof, as appropriate, is authorized to withhold from all payments made under the Plan to a Participant or to a Participant’s estate any federal, state, local or other taxes required by law to be withheld with respect to such payments. This authority shall include the authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The Committee, in its sole discretion, may require, as a condition to the exercise of any Stock Option or Stock Appreciation Right or delivery of any shares of Common Stock, that an additional amount be paid in cash equal to the amount of any federal, state, local or other taxes owed as a result of such exercise. Any Participant who makes an election under

Section 83(b) of the Code to have his or her receipt of shares of Restricted Stock taxed in accordance with such election must give notice to the Company of such election immediately upon making a valid election in accordance with the rules and regulations of the Code. Any such election must be made in accordance with the rules and regulations of the Code.

Section 10.4 Stockholder Rights.

No Grant under the Plan shall entitle a Participant or a Participant’s estate or permitted transferee to any rights of a holder of shares of Common Stock, except as provided in Article IV with respect to Restricted Shares or when and until shares are delivered upon exercise of a Stock Option or when and until shares are delivered in settlement of a Stock Appreciation Right or a Restricted Share Unit; provided that, notwithstanding the foregoing, the Committee in its sole discretion may determine that any Award shall entitle its holder to rights equivalent to those of a holder of shares of Common Stock.

Section 10.5 No Restriction on Right of Company to Effect Corporate Changes.

The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stock whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 10.6 Source of Payments.

The general funds of the Company shall be the sole source of cash settlements of Stock Appreciation Rights or Restricted Share Units under the Plan and payments of Appreciation Value and the Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. To the extent a person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

ARTICLE XI

AMENDMENT AND TERMINATION

The Plan may be terminated and may be altered, amended, suspended or terminated at any time, in whole or in part, by the Board; provided, however, that no alteration or amendment will be effective without stockholder approval if such approval is required by law or under the rules of the New York Stock Exchange, the NASDAQ Stock Market or any other stock exchange or automated quotation system on which the Common Stock is listed or quoted. No termination or amendment of the Plan may, without the consent of the Participant to whom a grant has been made, adversely affect the rights of such Participant in the Awards covered by such Grant. Unless previously terminated pursuant to this Article XI, the Plan shall terminate on the tenth anniversary of the Original Effective Date, and no further Grants may be awarded hereunder after such date.

ARTICLE XII

INTERPRETATION

Section 12.1 Governmental Regulations.

The Plan, and all Grants hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

Section 12.2 Headings.

The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 12.3 Governing Law.

The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTICLE XIII

EFFECTIVE DATE

As amended and restated, the Plan shall be effective as of July 20, 2004.

APPENDIX D

BLOCKBUSTER INC.

2004 LONG-TERM MANAGEMENT INCENTIVE PLAN

ARTICLE I

GENERAL

Section 1.1 Purpose.

The purpose of the Blockbuster Inc. 2004 Long-Term Management Incentive Plan (the “Plan”) is to benefit and advance the interests of Blockbuster Inc., a Delaware corporation (the “Company”), and its Subsidiaries by (i) attracting and retaining employees, Non-Employee Directors and Advisors of the Company and its Subsidiaries; and (ii) rewarding such persons for their contributions to the financial success of the Company and thereby motivating them to continue to make such contributions in the future.

Section 1.2 Definitions.

As used in the Plan, the following terms shall have the following meanings:

(a) “Adjusted Operating Income” shall mean operating income plus intangible amortization and depreciation expenses, adjusted for non-cash charges. Non-cash charges may include, without limitation, the impacts to operating income of changes in accounting principles or estimates or other unusual, infrequent non-cash items.

(b) “Adjusted Net Income” shall mean net income, adjusted for non-cash charges. Non-cash charges may include, without limitation, the impacts to net income of changes in accounting principles or estimates or other unusual, infrequent non-cash items.

(c) “Advisor” shall mean any person performing advisory or consulting services for the Company or any Subsidiary, with or without compensation, to whom the Company chooses to make a Grant in accordance with the Plan; provided that (i) bona fide services must be rendered by such person; and (ii) such services shall not be rendered in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

(d) “Agreement” shall mean the agreement, certificate or other documentation (in each case, whether in written, electronic or other format) governing the grant of an Award under the Plan, in a form approved by the Committee, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

(e) “Adjusted Income Before Income Taxes” shall mean income before income taxes, adjusted for non-cash charges. Non-cash charges may include, without limitation, the impacts to income before income taxes of changes in accounting principles or estimates or other unusual, infrequent non-cash items.

(f) “Appreciation Value” shall mean the excess, if any, of the Value of a Phantom Share on the applicable Valuation Date or the date of a Participant’s termination of employment or service or of a Participant’s death or Permanent Disability (as described in Section 6.5(a) hereof), as the case may be, over the Initial Value of such Phantom Share.

(g) “Award” shall mean any grant of Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, unrestricted shares of Common Stock, Phantom Shares, or a combination of any of the above granted under the Plan.

(h) “Board” shall mean the Board of Directors of the Company.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto, and the rules and regulations promulgated thereunder.

(j) “Committee” shall mean the committee(s) appointed or designated by the Board to administer the Plan in accordance with Section 1.3 of the Plan.

(k) “Common Stock” shall mean shares of Class A Common Stock, par value $0.01 per share, of the Company, or, in the event that the outstanding shares of such Common Stock are thereafter changed into or exchanged for shares of a different stock or security of the Company or another corporation, such other stock or security.

(l) “Company” shall have the meaning set forth in Section 1.1.

(m) “Date of Grant” shall mean the effective date of the grant of an Award as set forth in the applicable Agreement.

(n) “Dividend Equivalent” shall mean a right to receive payment of dividends declared and paid on all or a portion of the number of shares of Common Stock subject to a specified Award under the Plan, as determined by the Committee.

(o) “Effective Date” shall have the meaning set forth in Article XII.

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

(q) “Fair Market Value” of a share of Common Stock on a given date shall be, unless otherwise determined by the Committee, the 4:00 p.m. (New York time) closing price of a share of Common Stock on the New York Stock Exchange or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange, but is quoted on an automated quotation system, the average closing bid per share of the Common Stock on such automated quotation system or, in the event that the Common Stock is not quoted on any such system, the average of the closing bid prices per share of the Common Stock as furnished by a professional marketmaker making a market in the Common Stock designated by the Committee.

(r) “Free Cash Flow” shall mean net cash flow from operating activities less rental library purchases and capital expenditures.

(s) “Grant” shall mean a grant of an Award under the Plan.

(t) “Incentive Stock Option” shall mean a Stock Option that by its terms is intended to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

(u) “Initial Value” shall mean the value of a Phantom Share as specified by the Committee as of the Date of Grant or the Value of a Phantom Share calculated as of the Date of Grant or such earlier date as the Committee may determine.

(v) “Non-Employee Director” shall mean a member of the Board of Directors of the Company or any Subsidiary who is not an employee of the Company, the parent thereof or any Subsidiary.

(w) “Non-Qualified Stock Option” shall mean any Stock Option that does not qualify as an Incentive Stock Option.

(x) “OIBDA” shall mean Operating Income before depreciation and amortization.

(y) “Outstanding Phantom Share” shall mean a Phantom Share granted to a Participant for which the Valuation Date has not yet occurred.

(z) “Outstanding Stock Option” shall mean a Stock Option granted to a Participant that has not yet been exercised and that has not yet expired, been terminated in accordance with its terms or otherwise cancelled or forfeited.

(aa) “Participant” shall mean any employee, Non-Employee Director or Advisor who has met the eligibility requirements set forth in Section 1.4 and to whom an Award has been granted under the Plan.

(bb) “Performance Award” shall mean an Award granted to a Participant that is conditioned in some manner upon the achievement of one or more of the Performance Goals described in Article VIII.

(cc) “Performance Goals” shall have the meaning set forth in Section 8.1.

(dd) “Permanent Disability” shall have the same meaning as such term or a similar term has in the long-term disability policy maintained by the Company, the parent thereof or a Subsidiary thereof, as applicable, for the Participant and that is in effect on the date of the onset of the Participant’s Permanent Disability, unless the Committee determines otherwise, in its discretion, and sets forth an alternative definition in the applicable Agreement; provided, however, with respect to grants of Incentive Stock Options, permanent disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. With respect to any Grant other than an Incentive Stock Option, to the extent that a Participant’s employment agreement differs from the Plan with respect to the meaning of disability, if such employment agreement has been approved by the Committee that granted the Stock Options, the definition included in such employment agreement shall govern. Anything in the Plan to the contrary notwithstanding, “Permanent Disability” is a term that shall apply only to Participants who are employees of the Company.

(ee) “Phantom Share” shall mean a contractual right granted to a Participant pursuant to Article VI to receive an amount equal to the Appreciation Value at such time, and subject to such terms and conditions, as are set forth in the Plan and the applicable Agreement.

(ff) “Plan” shall have the meaning set forth in Section 1.1.

(gg) “Restricted Share” shall mean a share of Common Stock granted to a Participant pursuant to Article IV that is subject to the restrictions set forth in Section 4.3 and to such other terms, conditions and restrictions as are set forth in the Plan and the applicable Agreement.

(hh) “Restricted Share Unit” shall mean a contractual right granted to a Participant pursuant to Article V to receive, in the discretion of the Committee, shares of Common Stock, a cash payment equal to the Fair Market Value of such Common Stock or a combination of Common Stock and cash, subject to the terms and conditions set forth in the Plan and in the applicable Agreement.

(ii) “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(jj) “Section 1.5 Limit” shall have the meaning set forth in Section 1.5.

(kk) “Section 162(m)” shall mean Section 162(m) of the Code and the regulations promulgated thereunder from time to time.

(ll) “Section 162(m) Exception” shall mean the exception under Section 162(m) for “qualified performance-based compensation.”

(mm) “Stand-Alone Stock Appreciation Right” shall have the meaning set forth in Section 3.3.

(nn) “Stock Appreciation Right” shall mean a contractual right granted to a Participant pursuant to Article III to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over a specified exercise price, as determined in accordance with Article III of the Plan and subject to such other terms and conditions as are set forth in the Plan and in the applicable Agreement. Stock Appreciation Rights may be Tandem Stock Appreciation Rights or Stand-Alone Stock Appreciation Rights.

(oo) “Stock Option” shall mean a contractual right granted to a Participant pursuant to Article II to purchase shares of Common Stock at such time and price, and subject to such other terms and conditions as are set forth in the Plan and in the applicable Agreement. Stock Options may be Incentive Stock Options or Non-Qualified Stock Options.

(pp) “Subsidiary” shall mean a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code; provided that, with respect to Awards other than Incentive Stock Options, the term “Subsidiary” shall also be deemed to include a partnership, limited liability company or other entity in which the Company controls, directly or indirectly, a majority of the voting power or equity interests.

(qq) “Tandem Stock Appreciation Right” shall have the meaning in Section 3.2.

(rr) “Termination for Cause” for Participants who are employees of the Company and for Advisors, shall mean a termination of service with the Company or any of its Subsidiaries that, as determined by the Committee, is by reason of (i) “cause” as such term or a similar term is defined in any employment or consulting agreement applicable to the Participant or as is required by the laws of any foreign jurisdiction; or (ii) if there is no such employment or consulting agreement or applicable foreign law or if such employment or consulting agreement contains no such term, (x) dishonesty, conviction of a felony, or willful unauthorized disclosure of confidential information, (y) failure, neglect of or refusal by a Participant to substantially perform the duties of such Participant’s service, or (z) any other act or omission that is materially injurious to the financial condition or business reputation of the Company or any Subsidiary thereof.

(ss) “Termination for Cause” for Participants who are Non-Employee Directors shall mean removal from the Board for “cause” in accordance with the certificate of incorporation or bylaws of the Company, as amended from time to time.

(tt) “Valuation Date” shall mean the date on which the Appreciation Value of a Phantom Share shall be measured and fixed in accordance with Section 6.2(a) hereof.

(uu) The “Value” of a Phantom Share shall be determined by reference to the “average Fair Market Value” of a share of Common Stock. The “average Fair Market Value” on a given date of a share of Common Stock shall be determined over the 30-day period ending on such date or such other period as the Committee may decide shall be applicable to a Grant of Phantom Shares, determined by dividing (i) by (ii), where (i) shall equal the sum of the Fair Market Values on each day that the Common Stock was traded and a closing price was reported during such period, and (ii) shall equal the number of days, as determined by the Committee for the purposes of determining the average Fair Market Value for such Phantom Shares, on which the Common Stock was traded and a closing price was reported during such period.

(vv) To “vest” a Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Phantom Share held by a Participant shall mean, with respect to a Stock Option or Stock Appreciation Right, to render such Stock Option or Stock Appreciation Right exercisable, subject to the terms of the Plan or the applicable Agreement, and, in the case of a Restricted Share, Restricted Share Unit or Phantom Share, to render such Restricted Share, Restricted Share Unit, or Phantom Share nonforfeitable.

Section 1.3 Administration of the Plan.

The Plan shall be administered by the Board or by a committee appointed by the Board, consisting of at least two members of the Board; provided that (i) with respect to any Grant that is intended to satisfy the requirements of Rule 16b-3, such committee shall consist of at least such number of directors as is required from time to time by Rule 16b-3, and each such committee member shall satisfy the qualification requirements of such rule; (ii) with respect to any Grant that is intended to satisfy the requirements of the Section 162(m) Exception, such committee shall consist of at least such number of directors as is required from time to time to satisfy the Section 162(m) Exception, and each such committee member shall satisfy the qualification requirements of such exception; and (iii) to the extent required under the rules of the stock exchange or automated quotation system on which the Common Stock is listed for trading or quoted, as applicable, each member of the Committee shall satisfy any “independence” requirements of such exchange or quotation system; provided, however, that, if any such Committee member is found not to have met the qualification requirements set forth in clauses (i) and (ii) above, any actions taken or Awards granted by the Committee shall not be invalidated by such failure to so qualify.

The Committee shall adopt such rules as it may deem appropriate in order to carry out the purposes of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding as to all matters relating to the Plan. The Committee shall have authority to select Participants from among the class of eligible persons specified in Section 1.4 and to determine the number of shares of Common Stock subject to an Award or the cash amount payable in connection with an Award. In addition, the Committee shall have the authority to determine the terms, conditions, restrictions and/or limitations applicable to each Award in accordance with the terms of the Plan; provided, however, that no member of the Committee shall participate in any decision contemplated by this Section 1.3 if it relates to a Grant made on his or her behalf. The Committee shall also have the authority to amend the terms of any outstanding Award or waive any conditions or restrictions applicable to any Award; provided, however, that no amendment shall materially impair the rights of the holder thereof without the holder’s consent; and provided further, that, without the prior approval of the Company’s stockholders, the Committee may not reprice any Stock Option except as may be deemed to occur pursuant to the next paragraph or pursuant to Article IX. With respect to any restriction in the Plan, or to which any Award is subject, that is based on the requirements of Rule 16b-3, Section 422 of the Code, the Section 162(m) Exception, the rules of any exchange upon which the Company’s securities are listed or automated quotation system upon which the Company’s securities are quoted, or any other applicable law, rule or restriction, to the extent that any such restriction is no longer required, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such restriction and/or to waive any such restriction with respect to outstanding Awards.

Subject to this section 1.3 and Article IX and Article XI, at the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

Subject to (i) the limitations set forth in this Section 1.3 and (ii) the limitations set forth in the Delaware General Corporation Law, as well as any other laws, rules or regulations that may apply from time to time, the Committee shall have the authority to delegate some or all of its authority under the Plan to one or more members of the Committee or to one or more officers of the Company.

Section 1.4 Eligible Persons.

Grants may be awarded to any employee, Non-Employee Director or Advisor of the Company or any of its Subsidiaries selected by the Committee; provided that only employees shall be eligible to receive Incentive Stock Options.

Section 1.5 Common Stock Subject to the Plan.

The total aggregate number of shares of Common Stock that may be subject to Awards under the Plan (the “Section 1.5 Limit”) shall be 20,000,000, subject to adjustment pursuant to Article IX hereof. The shares of Common Stock shall be made available from authorized but unissued Common Stock or from Common Stock issued and held in the treasury of the Company.

For purposes of determining the number of shares of Common Stock that are at any time available for issuance, the following rules shall apply:

(a)    Subject to the provisions of clause (b) below, the number of shares underlying an Award that can be settled in shares of Common Stock shall be counted against the Section 1.5 Limit at the time the Award is granted.

(b)    To the extent permitted by law, the Code or the rules of any stock exchange or automated quotation system on which the Common Stock is listed for trading or quoted, as applicable, the following shares underlying Awards shall not be counted against the Section 1.5 Limit and shall again become immediately available for new Awards under the Plan: (i) shares subject to an Award that for any reason expires or is cancelled, forfeited or terminated without having been exercised or paid; (ii) shares withheld from any Award to satisfy a Participant’s tax or other withholding obligations or to pay the exercise price of an Award; (iii) shares subject to an Award that is settled in cash; and (iv) shares that are exchanged for an Award that does not involve Common Stock. In addition, if a Participant tenders shares of Common Stock in payment of the exercise price of an Award or to satisfy the Participant’s tax or other withholding obligations with respect to an Award, only the number of shares of Common Stock issued net of the number of shares of Common Stock tendered shall be counted against the Section 1.5 Limit. Notwithstanding anything to the contrary in this Section 1.5, if any Award is settled by the Company in whole or in part by delivery of fewer than the full number of shares of Common Stock subject to such Award, the excess, if any, of the number of shares of Common Stock subject to the Award over the number of shares of Common Stock delivered by the Company to the Participant upon exercise or settlement shall not be counted against the Section 1.5 Limit and shall again be available for Awards.

Section 1.6 Limit on Grants to Participants.

The maximum aggregate number of shares of Common Stock with respect to which an Award may be granted to any Participant during the ten-year period starting on the Effective Date shall not exceed 7,500,000 (regardless of the form of settlement), subject to adjustment pursuant to Article IX hereof. If a Stock Option is granted in tandem with a Stock Appreciation Right, such that the exercise of the Stock Option or Stock Appreciation Right cancels the Tandem Stock Appreciation Right or Stock Option right, respectively, the Tandem Stock Option and Stock Appreciation Rights with respect to each share of Common Stock shall be counted as covering but one share of Common Stock for purposes of the 7,500,000 share limit.

Section 1.7 Agreements.

Each Agreement shall (i) state the Date of Grant and the name of the Participant; (ii) specify the terms of the Grant; (iii) be signed by a person designated by the Committee and accepted by the Participant in such manner as may be required by the Committee; (iv) incorporate the Plan by reference; and (v) be delivered or otherwise made available to the Participant (including by electronic means). The Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee, in its sole discretion, may deem advisable, including without limitation and by way of example, terms providing for forfeiture upon a Participant’s noncompliance any noncompetition agreement and terms providing for accelerated vesting in connection with a change in control of the Company. With respect to Awards granted to persons outside of the United States, the Committee shall have the authority to grant Awards upon such terms as the Committee deems appropriate and advisable (i) to take into account the laws of the applicable jurisdiction and/or (ii) to obtain more favorable tax treatment for the Company and/or any Subsidiary, as applicable, and/or for the Participants in such jurisdiction. To that end, to the extent permitted by law and the rules of any stock exchange or automated quotation system upon which the Common Stock is listed or quoted, the Committee may establish modified option exercise procedures and other terms and procedures. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be more or less restrictive than the terms set forth in the Plan.

ARTICLE II

STOCK OPTIONS

Section 2.1 Grants of Stock Options.

The Committee may from time to time grant Stock Options on the terms and conditions set forth in the Plan, and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its sole discretion, may from time to time determine, including the satisfaction of any Performance Goal requirements established by the Committee. Each Agreement covering a Grant of Stock Options shall specify (i) the number of Stock Options granted; (ii) the Date of Grant; (iii) the exercise price of such Stock Options; (iv) whether such Stock Options are Incentive Stock Options or Non-Qualified Stock Options; (v) the period during which such Stock Options may be exercised and any vesting schedule applicable to such Stock Options, including any applicable Performance Goals; and (vi) any other terms that the Committee deems appropriate. Any Stock Option intended to qualify as an Incentive Stock Option that fails to so qualify shall be deemed a Non-Qualified Stock Option.

Section 2.2 Exercise Price.

The Committee shall establish the per share exercise price at the time any Stock Option is granted; provided that, such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant; and provided further, that, with respect to any Incentive Stock Option that is granted to a person holding more than 10% of the combined voting power of all the classes of common stock of the Company (or its parent or any subsidiaries within the meaning of Section 424(f) the Code), such exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Date of Grant. The exercise price of any Stock Option will be subject to adjustment in accordance with the provisions of Article IX of the Plan.

Section 2.3 Exercise of Stock Options.

(a) Exercisability. Stock Options shall be exercisable only to the extent the Participant is vested therein, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement (or in any employment or consulting agreement applicable to the Participant). A Participant shall vest in Stock Options over such time and in such increments as the Committee shall determine and specify in a vesting schedule set forth in the applicable Agreement (or in any employment or consulting agreement applicable to the Participant). The Committee may, however, in its sole discretion, accelerate the time at which a Participant vests in his or her Stock Options; provided that, the Committee may not, without the Participant’s consent, accelerate any Incentive Stock Option if such acceleration would disqualify such Stock Option as an Incentive Stock Option.

(b) Option Period. For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised; provided, however, that anything in the Plan or in the applicable Agreement to the contrary notwithstanding:

(i) Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

(ii) Registration Restrictions. A Stock Option shall not be exercisable, no transfer of shares of Common Stock shall be made to any Participant, and any attempt to exercise a Stock Option or to transfer any such shares shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Common Stock subject to such Stock Option, and the shares of Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws; or (B) the Committee, in its sole discretion, determines, or the Participant, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Common Stock subject to such Stock Option is required under any federal or state law or by any securities exchange, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercisable in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

(c) Exercise in the Event of Termination of Service for Participants Other Than Non-Employee Directors. Unless otherwise permitted by the Committee, in its sole discretion, in the event of the termination of service of a Participant other than a Non-Employee Director, such Participant’s Stock Option shall be exercisable as follows:

(i) Termination of Service Other Than a Termination for Cause or Due to Death or Permanent Disability. In the event that (A) such Participant’s service with the Company or any of its Subsidiaries ends by reason of a voluntary termination by the Participant or due to termination by the Company or any of its Subsidiaries other than due to a Termination for Cause, the Participant’s Outstanding Stock Options may be exercised, to the extent then exercisable, for a period of six months after the date of termination (three months in the case of Incentive Stock Options) or such longer period as may be determined by the Committee, in its sole discretion; (B) such Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised, to the extent exercisable at the date of death, by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution or intestacy, or by any permitted transfer, for a period of twelve months following the date of death or such longer period as may be determined by the Committee, in its sole discretion; or (C) the Permanent Disability of such Participant occurs, his or her Outstanding Stock Options may be exercised, to the extent exercisable upon the date of the onset of such Permanent Disability, for a period of twelve months following such date or such longer period as may be determined by the Committee, in its sole discretion. Upon the occurrence of an event described in clause (A), (B) or (C) of this Section 2.3(c)(i), all rights with respect to Stock Options that are not vested as of such event will be relinquished.

(ii) Termination for Cause. If a Participant’s service with the Company or any of its Subsidiaries ends due to a Termination for Cause, then, unless the Committee in its sole discretion determines otherwise, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

(iii) Maximum Exercise Period. Anything in this Section 2.3(c) to the contrary notwithstanding, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the tenth anniversary of the Date of Grant thereof.

(d) Exercise in the Event of Termination of Service for Participants Who are Non-Employee Directors. Unless otherwise permitted by the Committee, in its sole discretion, in the event of the termination of service of a Non-Employee Director, such Non-Employee Director’s Stock Option shall be exercisable as follows:

(i) Termination of Service for Any Reason Other Than a Termination for Cause. In the event that a Non-Employee Director ceases to be a member of the Board for any reason other than due to a Termination for Cause, the Non-Employee Director may exercise any Outstanding Stock Options for a period of twelve months following the date of such termination, or for such longer period as may be determined by the Committee in its sole discretion, but only to the extent such Outstanding Stock Options were vested on the date of such termination (unless the Committee determines otherwise in its discretion). The Non-Employee Director shall relinquish all rights with respect to Stock Options that are not vested as of the date of such termination of service.

(ii) Termination for Cause. In the event that a Non-Employee Director ceases to be a member of the Board due to a Termination for Cause then, unless the Committee, in its sole discretion, determines otherwise, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

(iii) Maximum Exercise Period. Anything in this Section 2.3(d) to the contrary notwithstanding, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the tenth anniversary of the Date of Grant thereof.

Section 2.4 Payment of Purchase Price Upon Exercise.

The exercise price of a Stock Option shall be paid as follows: (i) in cash or by certified check, bank draft or money order made payable to the order of the Company; (ii) in the discretion of the Committee, in shares of Common Stock (provided that the Committee may require that such shares of Common Stock have been held for at least six months by the Participant) or other securities of the Company designated by the Committee valued at their Fair Market Value on the date of exercise of the Stock Option; (iii) in a combination of cash, shares or such other securities; (iv) by delivery (including by fax or electronic means in accordance with the procedures determined by the Committee) to the Company or its designated agent of an irrevocable option exercise notice together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain shares of Common Stock purchased upon exercise of a Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price for the Stock Option (provided that, with respect to such a cashless exercise, the Stock Option shall be deemed exercised on the date of sale of the shares of Common Stock received upon exercise); and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

ARTICLE III

STOCK APPRECIATION RIGHTS

Section 3.1 Grants of Stock Appreciation Rights Generally.

The Committee may from time to time grant Stock Appreciation Rights on the terms and conditions set forth in the Plan, and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its sole discretion, may from time to time determine, including the satisfaction of any Performance Goal requirements established by the Committee. The Committee may grant Stock Appreciation Rights in tandem with Stock Options (a “Tandem Stock Appreciation Right”) or not in tandem with Stock Options (a “Stand-Alone Stock Appreciation Right”). Each Agreement covering a Grant of Stock Appreciation Rights (or, if applicable, the Agreement covering the related Stock Options) shall specify (i) the number of Stock Appreciation Rights granted; (ii) the Date of Grant; (iii) the exercise price of such Stock Appreciation Rights; (iv) the period during which such Stock Appreciation Rights may be exercised and any vesting schedule applicable to such Stock Appreciation Rights, including any applicable Performance Goals; and (v) any other terms that the Committee deems appropriate.

Section 3.2 Stock Appreciation Rights Granted in Tandem with Stock Options.

If a Stock Appreciation Right is granted in tandem with a Stock Option, such Stock Appreciation Right may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to, the time that its related Stock Option is granted. The Stock Appreciation Right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock Appreciation Right granted in tandem with a Stock Option shall entitle the holder either

(i) to exercise the related Stock Option with respect to all or a portion of the vested shares underlying such Stock Option; or

(ii) to exercise the Stock Appreciation Right by surrendering to the Company all or a portion of the related Stock Option (to the extent vested), in which case the holder shall be entitled to receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of the shares of Common Stock underlying the surrendered portion of such Stock Option (determined as of the day preceding the surrender of such Stock Option) over the aggregate Stock Option exercise price for such shares.

The exercise of a Tandem Stock Appreciation Right shall cause the immediate and automatic cancellation of its related Stock Option with respect to the number of shares underlying the surrendered portion of the Stock Option. Likewise, the exercise of the related Stock Option shall cause the immediate and automatic cancellation of the Tandem Stock Appreciation Right with respect to the number of shares underlying the surrendered portion of the Tandem Stock Appreciation Right. Payment by the Company upon a Participant’s exercise of a Stock Appreciation Right shall be made in cash or, in the discretion of the Committee, in shares of Common Stock or other securities of the Company designated by the Committee, or in a combination of cash, shares or such other securities. In the event such amount is paid in shares of Common Stock or other securities of the Company, one or more stock certificates for the appropriate number of shares of Common Stock or other securities shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; provided, however, that any certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

Section 3.3 Stand-Alone Stock Appreciation Rights.

The Committee may grant Stand-Alone Stock Appreciation Rights on the terms and conditions set forth in the Plan and on such other terms and conditions as the Committee shall establish at the time of grant, including the satisfaction of any Performance Goal requirements established by the Committee. The Committee shall establish an exercise price at the time any Stand-Alone Stock Appreciation Right is granted; provided that, such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant. A Stand-Alone Stock Appreciation Right shall entitle the holder thereof to receive from the Company an amount equal to the excess of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price for the Stock Appreciation Right multiplied by the number of rights exercised. The exercise price of any Stock Appreciation Right will be subject to adjustment in accordance with the provisions of Article IX.

Stand-Alone Stock Appreciation Rights shall be exercisable only to the extent the Participant is vested therein, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement (or in any employment or consulting agreement applicable to the Participant). A Participant shall vest in Stand-Alone Stock Appreciation Rights over such time and in such increments as the Committee shall determine and specify in a vesting schedule set forth in the applicable Agreement (or in any employment or consulting agreement applicable to the Participant). The Committee may, however, accelerate the time at which a Participant vests in his or her Stand-Alone Stock Appreciation Rights.

Section 3.4 Registration Restrictions and Rights in the Event of Termination of Service.

The provisions of Sections 2.3(b) and (c) (relating to latest exercise date, registration restrictions and exercise in the event of termination of service) shall apply equally to Awards of Stock Appreciation Rights.

ARTICLE IV

RESTRICTED SHARES AND UNRESTRICTED SHARE GRANTS

Section 4.1 Grants of Restricted Shares.

The Committee may from time to time grant Restricted Shares on the terms and conditions set forth in the Plan, and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its sole discretion, may from time to time determine, including the satisfaction of any Performance Goal requirements established by the Committee. Each Agreement covering a Grant of Restricted Shares shall specify (i) the number of Restricted Shares granted; (ii) the Date of Grant; (iii) the price, if any, to be paid by the Participant for such Restricted Shares; (iv) the vesting schedule (as provided for in Section 4.2 hereof) applicable to such Restricted Shares, including any applicable Performance Goals or other criteria that the Committee determines must be satisfied in order to remove any restrictions with respect to such Award; and (v) any other terms that the Committee deems appropriate.

Section 4.2 Vesting.

The Committee shall establish the vesting schedule applicable to Restricted Shares granted hereunder, which vesting schedule shall specify the period(s) of time within which such Award may be subject to forfeiture, including any applicable Performance Goal requirements or other restrictions that the Committee shall determine and specify in the applicable Agreement (or in any employment or consulting agreement applicable to the Participant).

Section 4.3 Rights and Restrictions Governing Restricted Shares.

As of the Date of Grant of Restricted Shares, the appropriate number of shares of Common Stock granted to a Participant shall be registered in the Participant’s name or otherwise credited to the Participant, but shall be held by the Company for the account of the Participant. The Participant shall have, with respect to his or her Restricted Shares, all rights of a stockholder as to such Restricted Shares of Common Stock (including, to the extent applicable, the right to vote and to receive dividends or other distributions made or paid with respect to such shares), subject to the following restrictions: (i) the Participant shall not be entitled to delivery of such shares of Common Stock until such shares have vested; (ii) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested; and (iii) except as otherwise provided in Section 4.6, all unvested Restricted Shares shall be immediately forfeited upon a Participant’s termination of service with the Company or any Subsidiary for any reason. The Committee, in its sole discretion, may provide that any dividends or other distributions that are paid in shares shall be subject to the same restrictions as the Restricted Shares with respect to which such dividends or other distributions are made.

Section 4.4 Adjustment with Respect to Restricted Shares.

Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its sole discretion, at any time accelerate the date or dates on which Restricted Shares vest. The Committee may, in its sole discretion, remove any and all restrictions on such Restricted Shares whenever it may determine that, by reason of changes in applicable law, the rules of any stock exchange or automated quotation system on which the Common Stock is listed or quoted or other changes in circumstances arising after the Date of Grant, such action is appropriate.

Section 4.5 Delivery of Restricted Shares.

On the date on which Restricted Shares vest, all restrictions contained in the Agreement covering such Restricted Shares and in the Plan shall lapse as to such Restricted Shares. One or more stock certificates for the appropriate number of shares of Common Stock, free of the restrictions set forth in the Plan and applicable

Agreement, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; provided, however, that any certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

Section 4.6 Termination of Service.

In the event that the Participant’s service with the Company or any of its Subsidiaries ends for any reason prior to the date or dates on which Restricted Shares vest, the Participant shall forfeit all unvested Restricted Shares as of the date of such event, unless the Committee determines that the circumstances in the particular case so warrant and provides that some or all of such Participant’s unvested Restricted Shares shall vest as of the date of such event, in which case such shares shall be delivered, in accordance with Section 4.5, to the Participant or in the case of the Participant’s death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.

Section 4.7 Unrestricted Share Grants.

The Committee may, in its sole discretion, make Awards of unrestricted Common Stock in recognition of outstanding achievements and performance or for any other reason that it deems appropriate.

ARTICLE V

RESTRICTED SHARE UNITS

Section 5.1 Grants of Restricted Share Units.

The Committee may from time to time grant Restricted Share Units on the terms and conditions set forth in the Plan, and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its sole discretion, may from time to time determine, including the satisfaction of any Performance Goal requirements established by the Committee. Each Restricted Share Unit awarded to a Participant shall correspond to one share of Common Stock. Each Agreement covering a Grant of Restricted Share Units shall specify (i) the number of Restricted Share Units granted; (ii) the Date of Grant; (iii) the price, if any, to be paid by the Participant for such Restricted Share Units; (iv) the vesting schedule (as provided for in Section 5.2 hereof) applicable to such Restricted Share Units, including any applicable Performance Goals or other criteria that the Committee determines must be satisfied in order to remove any restrictions with respect to such Award; and (v) any other terms that the Committee deems appropriate.

Section 5.2 Vesting.

The Committee shall establish the vesting schedule applicable to Restricted Share Units granted hereunder, which vesting schedule shall specify the periods of time within which such Award may be subject to forfeiture, including any applicable Performance Goal requirements or other restrictions that the Committee shall determine and specify in the applicable Agreement (or in any employment or consulting agreement applicable to the Participant).

Section 5.3 Adjustment with Respect to Restricted Share Units.

Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its sole discretion, at any time accelerate the date or dates on which Restricted Share Units vest.

Section 5.4 Settlement of Restricted Share Units.

On the date on which Restricted Share Units vest, all restrictions contained in the Agreement covering such Restricted Share Units and in the Plan shall lapse as to such Restricted Share Units, and the Restricted Share Units will be payable, in the sole discretion of the Committee, in Common Stock, in cash equal to the Fair Market Value of the shares subject to such Restricted Share Units or in a combination of Common Stock and cash. In the event the Restricted Share Units are paid in Common Stock, one or more stock certificates for the appropriate number of shares of Common Stock, free of the restrictions set forth in the Plan and applicable Agreement, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; provided, however, that any certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

Section 5.5 Termination of Service.

In the event that the Participant’s service with the Company or any of its Subsidiaries ends for any reason prior to the date or dates on which Restricted Share Units vest, the Participant shall forfeit all unvested Restricted Share Units as of the date of such event, unless the Committee determines that the circumstances in the particular case so warrant and provides that some or all of such Participant’s unvested Restricted Share Units shall vest as of the date of such event, in which case, in the discretion of the Committee, either certificates representing shares of Common Stock or a cash payment equal to the Fair Market Value of the shares of Common Stock, or a combination of cash and shares, shall be delivered in accordance with Section 5.4, to the Participant or, in the case of the Participant’s death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.

ARTICLE VI

PHANTOM SHARES

Section 6.1 Grants of Phantom Shares.

The Committee may from time to time grant Phantom Shares, the value of which shall be determined by reference to a share of Common Stock, on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its sole discretion, may from time to time determine, including the satisfaction of any Performance Goal requirements established by the Committee. Each Agreement covering a Grant of Phantom Shares shall specify the (i) number of Phantom Shares granted; (ii) the Date of Grant; (iii) the Initial Value of such Phantom Shares; (iv) the Valuation Date(s); (v) the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date; (vi) any vesting schedule (as provided for in Section 6.3 hereof) applicable to such Phantom Shares, including any applicable Performance Goals; (vii) any applicable limitation on payment (as provided for in Section 6.4 hereof) for such Phantom Shares; and (viii) any other terms that the Committee deems appropriate.

Section 6.2 Appreciation Value.

(a) Valuation Dates; Measurement of Appreciation Value. The Committee shall provide in the Agreement for one or more Valuation Dates on which the Appreciation Value of the Phantom Shares granted pursuant to the Agreement shall be measured and fixed, and shall designate in the Agreement the number of such Phantom Shares whose Appreciation Value is to be calculated on each such Valuation Date.

(b) Payment of Appreciation Value. Except as otherwise provided in Section 6.5, and subject to the limitation contained in Section 6.4, the Appreciation Value of a Phantom Share shall be paid to a Participant in cash in a lump sum as soon as practicable following the Valuation Date applicable to such Phantom Share.

Section 6.3 Vesting.

The Committee may, in its sole discretion, provide in the Agreement that Phantom Shares granted thereunder shall vest (subject to such terms and conditions as the Committee may provide in the Agreement) over such period of time from the Date of Grant as may be specified in a vesting schedule contained therein.

Section 6.4 Limitation on Payment.

The Committee may, in its sole discretion, establish and set forth in the Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Agreement.

Section 6.5 Termination of Service, Death or Permanent Disability.

Unless otherwise permitted by the Committee, in its sole discretion, in the event of the termination of service of a Participant, the following provisions shall apply:

(a) Termination of Service Other Than a Termination for Cause or Due to Death or Permanent Disability. If, before the occurrence of one or more Valuation Dates applicable to the Participant’s Outstanding Phantom Shares, the Participant’s service with the Company or any of its Subsidiaries ends by reason of (i) a voluntary termination by the Participant or a termination of the Participant’s service by the Company or any of its Subsidiaries other than due to a Termination for Cause; or (ii) the Participant’s death or, in the case of a Participant who is an employee, the Participant’s Permanent Disability, then, unless the Committee, in its sole discretion, determines otherwise, the Appreciation Value of each Outstanding Phantom Share as to which the Participant’s rights are vested as of the date of such event shall be the lesser of (x) the Appreciation Value of such Phantom Share calculated as of the date of such event or (y) the Appreciation Value of such Phantom Share calculated as of the originally scheduled Valuation Date applicable thereto. Unless the Committee, in its sole discretion determines otherwise, the Appreciation Value so determined for each such vested Outstanding Phantom Share shall then be payable to the Participant or the Participant’s estate following the originally scheduled Valuation Date applicable thereto in accordance with Section 6.2(b). Upon the occurrence of an event described in this Section 6.5(a), all rights with respect to Phantom Shares that are not vested as of such date will be relinquished.

(b) Termination for Cause. If a Participant’s service with the Company or any of its Subsidiaries ends due to a Termination for Cause, then, unless the Committee, in its sole discretion, determines otherwise, all Outstanding Phantom Shares, whether or not vested, and any and all rights to the payment of Appreciation Value with respect to such Outstanding Phantom Shares shall be forfeited effective as of the date of such termination.

ARTICLE VII

DIVIDEND EQUIVALENTS

The Committee shall have the authority to grant Dividend Equivalents as part of any Award granted hereunder, subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish. The grant of a Dividend Equivalent may be made at the time of the grant of the related Award or at any time thereafter up to the time of payment of such Award. Payments in respect of Dividend Equivalents may be made in cash, or, in the discretion of the Committee, in shares of Common Stock or other securities of the Company designated by the Committee, or in a combination of cash, shares of Common Stock or such other securities. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

ARTICLE VIII

PERFORMANCE GOALS

Section 8.1 Terms.

The grant, vesting and/or exercisability of any Award may, in the Committee’s sole discretion, be conditioned, in whole or in part, on the attainment of performance targets related to one or more Performance Goals over a performance period.

(a) Grants that are not intended to qualify for the Section 162(m) Exception may be based on the achievement of such goals and be subject to such terms, conditions and restrictions as the Committee shall determine.

(b) Grants that are intended to qualify for the Section 162(m) Exception based on the satisfaction of one or more Performance Goals shall be conditioned on the achievement during a specified performance period, of specified levels of one or more of the following measures: operating income; Adjusted Operating Income; income before income taxes; Adjusted Income Before Income Taxes; net income; Adjusted Net Income; OIBDA; earnings per share; revenues; net revenues; Free Cash Flow; net income from continuing operations; total stockholder return; share price; return on equity; return in excess of cost of capital; profit in excess of cost of capital; return on assets; return on invested capital; net operating profit after tax; operating margin; gross margin; or any combination thereof. A “performance period” shall be a calendar year or other fiscal year of the Company or other longer or shorter period designated by the Committee. The Committee shall establish the Performance Goals related to an Award for each performance period not later than ninety days after the start of such period; provided, however, that, Performance Goals shall in no event be established after 25% of a performance period has elapsed.

Performance Goals may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.

Section 8.2 Determination of Awards.

Prior to payment with respect to any Award that has been conditioned upon achievement of a Performance Goal intended to qualify for the Section 162(m) Exception, the Committee shall certify whether the Performance Goal(s) have been achieved in the manner required by Section 162(m) of the Code. The Committee may, in its sole discretion, reduce any Award below the maximum amount that could be paid based on the degree to which the Performance Goal(s) related to such Award have been achieved. The Committee may not increase any Award intended to qualify for the Section 162(m) Exception in any manner that would adversely affect the treatment of the Award under the Section 162(m) Exception.

Section 8.3 Adjustment of Calculation of Performance Goals.

In the event that, during any Performance Period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event, or any other extraordinary event or circumstance occurs that has the effect, as determined by the Committee, in its sole and absolute discretion, of distorting the applicable performance criteria, including, without limitation, changes in accounting standards, the Committee may, to the extent consistent with Section 162(m) of the Code, adjust or modify, as determined by the Committee, in its sole and absolute discretion, the calculation of the Performance Goals, to the extent necessary to prevent reduction or enlargement of the Participants’ Awards under the Plan for such performance period attributable to such transaction, circumstance or event. All determinations that the Committee makes pursuant to this Section 8.3 shall be conclusive and binding on all persons for all purposes.

ARTICLE IX

EFFECT OF CERTAIN CORPORATE CHANGES.

In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under the Plan and available for issuance pursuant to Awards, (ii) the number of shares of Common Stock covered by outstanding Awards, (iii) the exercise price or other price in respect of outstanding Awards, (iv) the appropriate Fair Market Value and other price determinations for outstanding Awards and (v) the maximum number of shares of Common Stock referred to in Sections 1.5 and 1.6 of the Plan shall each be proportionately adjusted by the Board as appropriate to reflect such transaction.

In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock, or any distribution to holders of Common Stock or securities or property (including cash dividends that the Committee determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (x) the number of shares of Common Stock reserved under this Plan and (y)(i) the number of shares of Common Stock covered by Awards, (ii) the Exercise Price or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the maximum number of shares of Common Stock referred to in Sections 1.5 and 1.6 of this Plan to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards.

In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized (x) to assume under the Plan previously issued compensatory Awards, or to substitute new Awards for previously issued compensatory Awards as part of such adjustment; (y) to cancel Awards that are Stock Options or Stock Appreciation Rights and give the Participants who are the holders of such Awards notice and opportunity to exercise for 30 days prior to such cancellation; or (z) to cancel any such Awards and to deliver to the Participants cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Awards on the date of such event, which in the case of Stock Options or Stock Appreciation Rights shall be the excess of the Fair Market Value of Common Stock on such date over the exercise or strike price of such Awards.

ARTICLE X

MISCELLANEOUS

Section 10.1 No Rights to Grants or Continued Service.

Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, Non-Employee Director or Advisor any right to be retained by the Company or any of its Subsidiaries nor the right to be nominated, re-elected or retained as a member of the Board for any period of time or at any particular rate of compensation.

Section 10.2 Restriction on Transfer.

Except as otherwise provided by the Committee, the rights of a Participant with respect to any Award shall not be transferable by the Participant to whom the Award is granted, except by will or the laws of descent and distribution.

Section 10.3 Taxes.

The Company or a Subsidiary thereof, as appropriate, is authorized to withhold from all payments made under the Plan to a Participant or to a Participant’s estate any federal, state, local or other taxes required by law to be withheld with respect to such payments. This authority shall include the authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The Committee, in its sole discretion, may require, as a condition to the exercise of any Stock Option or Stock Appreciation Right or delivery of any shares of Common Stock, that an additional amount be paid in cash equal to the amount of any federal, state, local or other taxes owed as a result of such exercise. Any Participant who makes an election under Section 83(b) of the Code to have his or her receipt of shares of Restricted Stock taxed in accordance with such election must give notice to the Company of such election immediately upon making a valid election in accordance with the rules and regulations of the Code. Any such election must be made in accordance with the rules and regulations of the Code.

Section 10.4 Stockholder Rights.

No Grant under the Plan shall entitle a Participant or a Participant’s estate or permitted transferee to any rights of a holder of shares of Common Stock, except as provided in Article IV with respect to Restricted Shares or when and until shares are delivered upon exercise of a Stock Option or when and until shares are delivered in settlement of a Stock Appreciation Right or a Restricted Share Unit; provided that, notwithstanding the foregoing, the Committee in its sole discretion may determine that any Award shall entitle its holder to rights equivalent to those of a holder of shares of Common Stock.

Section 10.5 No Restriction on Right of Company to Effect Corporate Changes.

The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stock whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 10.6 Source of Payments.

The general funds of the Company shall be the sole source of cash settlements of Stock Appreciation Rights or Restricted Share Units under the Plan and payments of Appreciation Value and the Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. To the extent a person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

ARTICLE XI

AMENDMENT AND TERMINATION

The Plan may be terminated and may be altered, amended, suspended or terminated at any time, in whole or in part, by the Board; provided, however, that no alteration or amendment will be effective without stockholder approval if such approval is required by law or under the rules of the New York Stock Exchange, the NASDAQ Stock Market or any other stock exchange or automated quotation system on which the Common Stock is listed or quoted. No termination or amendment of the Plan may, without the consent of the Participant to whom a grant has been made, adversely affect the rights of such Participant in the Awards covered by such Grant. Unless previously terminated pursuant to this Article XI, the Plan shall terminate on the tenth anniversary of the Effective Date, and no further Grants may be awarded hereunder after such date.

ARTICLE XII

INTERPRETATION

Section 12.1 Governmental Regulations.

The Plan, and all Grants hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

Section 12.2 Headings.

The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 12.3 Governing Law.

The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTICLE XIII

EFFECTIVE DATE

The Plan shall be effective as of July 20, 2004.

APPENDIX E

BLOCKBUSTER INC.

AMENDED AND RESTATED

SENIOR EXECUTIVE SHORT-TERM INCENTIVE PLAN

(as amended and restated through July 20, 2004)

ARTICLE 1

GENERAL

Section 1.1 Purpose.

The purpose of the Blockbuster Inc. Amended and Restated Senior Executive Short-Term Incentive Plan (the “Plan”) is to benefit and advance the interests of Blockbuster Inc., a Delaware corporation (the “Company”), by (i) granting performance-based awards (“Awards”) to selected senior executives of the Company and its subsidiaries and divisions for the contributions of such executives to the Company’s financial success and (ii) thereby motivating them to continue to make such contributions in the future.

The Company’s Senior Executive Short-Term Incentive Plan (the “Original Plan”) originally became effective upon its adoption by the Board and its approval by the sole stockholder of the Company on July 15, 1999.

Section 1.2 Administration of the Plan.

The Plan shall be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”), consisting of at least such number of directors as is required from time to time to satisfy the requirements of the exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), for “qualified performance-based compensation.” In addition, each such Committee member shall satisfy the qualification requirements of Section 162(m) of the Code. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan. Subject to the terms of this Plan, the Committee shall have authority to determine the terms and conditions of all Awards granted under the Plan.

With respect to any restrictions in the Plan that are based on the requirements of Section 162(m) of the Code or any other applicable law, rule or restriction, to the extent that any such restrictions are no longer required, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such restrictions and/or to waive any such restrictions with respect to outstanding Awards.

Section 1.3 Eligibility.

The Committee may designate as participants, and may grant Awards to, employees of the Company or one of its subsidiaries or divisions who are at the level of Senior Vice President or above.

ARTICLE 2

AWARDS

Section 2.1 Terms of Awards.

The Committee shall designate Plan participants and establish in writing (i) performance goals and objectives (“Performance Targets”) for the Company (and/or any of its subsidiaries or divisions, if applicable)

and (ii) target awards (“Target Awards”) for each participant, which shall be a percentage of the participant’s Salary (as defined in Section 2.2 below). The Performance Targets shall relate to the achievement of financial goals based on the attainment, during a specified performance period, of specified levels of one or more of the following measures: Operating Income; Adjusted Operating Income; Income Before Income Taxes; Adjusted Income Before Income Taxes; Net Income; and Adjusted Net Income, each as defined on Exhibit A. A “performance period” shall be a calendar year or other fiscal year of the Company or other longer or shorter period designated by the Committee. The Committee shall designate Plan participants and establish the Performance Targets and the Target Awards for each performance period not later than ninety days after the start of such period; provided, however, that, Performance Targets and Target Awards shall in no event be established after 25% of a performance period has elapsed

Section 2.2 Limitation on Awards.

The aggregate amount of all Awards to be received by any participant under the Plan for any performance period shall not exceed the amount determined by multiplying such participant’s Salary by a factor of eight. For purposes of the Plan, “Salary” shall mean (i) for any participant hired on or before December 31, 2003, the annual salary (including any deferred amounts) of the participant as of December 31, 2003; and (ii) for any participant hired after December 31, 2003, the annual salary (including any deferred amounts) of the participant on the date of such participant’s hire; provided that, for purposes of the Plan, the Salary of a participant hired after December 31, 2003 shall not be deemed to exceed the highest Salary of any participant whose Salary has been determined pursuant to clause (i) of this Section 2.2.

Section 2.3 Determination of Award.

The Committee shall, promptly after the date on which the necessary financial or other information for a particular performance period becomes available, certify whether the Performance Targets have been achieved in the manner required by Section 162(m) of the Code. If the Performance Targets have been achieved, the Awards for such performance period shall have been earned, except that the Committee may, in its sole discretion, reduce the amount of any Award to reflect the Committee’s assessment of the participant’s individual performance or for any other reason. Subject to Section 2.4, such Awards shall become payable in cash as promptly as practicable thereafter.

Section 2.4 Employment Requirement.

To be eligible to receive an Award, a participant must have remained in the continuous employ of the Company or one of its subsidiaries or divisions through the end of the applicable performance period. If (i) the Company or any subsidiary terminates a participant’s employment other than for “cause,” (ii) a participant terminates his or her employment for “good reason,” (iii) a participant becomes “permanently disabled” or (iv) a participant dies during a performance period, such participant or his or her estate, if applicable, shall be awarded, unless his or her employment agreement provides otherwise, a pro rata portion of the amount of the Award earned for such performance period, except that the Committee may, in its sole discretion, reduce the amount of such Award to reflect the Committee’s assessment of such participant’s individual performance prior to the applicable termination event or for any other reason. Unless otherwise specifically defined by an employment agreement or a benefit plan document, determinations with respect to whether a participant’s employment has been terminated for cause, for good reason or due to permanent disability shall be made by the Committee in its sole discretion.

ARTICLE 3

ADJUSTMENT OF AWARDS

In the event that, during a performance period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction or event, or any other extraordinary event, occurs, or any other event or circumstance occurs that has the effect, as determined by the Committee in its sole and absolute discretion, of distorting the applicable Performance Targets, including, without limitation, changes in accounting standards, the Committee may, to the extent consistent with Section 162(m) of the Code, adjust or modify, as determined by the Committee in its sole and absolute discretion, the calculation of Operating Income, Adjusted Operating Income, Income Before Income Taxes, Adjusted Income Before Income Taxes, Net Income or Adjusted Net Income or, the applicable Performance Targets, to the extent necessary to prevent reduction or enlargement of participants’ Awards under the Plan for such performance period attributable to such transaction, circumstance or event. Such adjustments shall be conclusive and binding for all purposes of the Plan.

ARTICLE 4

MISCELLANEOUS

Section 4.1 No Rights to Awards or Continued Employment.

No employee shall have any claim or right to participate in, or to receive an Award under, the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained by the Company or any of its subsidiaries.

Section 4.2 Restriction on Transfer.

The rights of a participant with respect to any Award under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution.

Section 4.3 Tax Withholding.

The Company or any subsidiary or division thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a participant, or to a participant’s beneficiary or beneficiaries if applicable, any federal, state, local or other taxes required by law to be withheld with respect to such payments.

Section 4.4 No Restriction on Right of Company to Effect Changes.

The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction or event involving the Company or any subsidiary or division thereof or any other event or series of events, whether of a similar character or otherwise.

Section 4.5 Source of Payments.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

Section 4.6 Amendment and Termination.

The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment will be effective without stockholder approval if such approval is required by law. No termination or amendment of the Plan may, without the consent of the participant to whom an Award has been made, adversely affect the rights of such participant in such Award.

Section 4.7 Governmental Regulations.

The Plan, and all Awards hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

Section 4.8 Headings.

The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 4.9 Governing Law.

The Plan and all rights and Awards hereunder shall be construed in accordance with and governed by the laws of the State of Delaware without regard to conflicts of law principles and applicable federal law.

Section 4.10 Effective Date.

The Original Plan remains effective for performance periods ending on or before December 31, 2004. The Plan as amended and restated is effective for performance periods beginning on and after July 20, 2004.

EXHIBIT A

PERFORMANCE TARGET MEASURES

GAAP Based Performance Target Measures:

The following Performance Target Measures are to be determined in accordance with accounting principles generally accepted in the United States (“GAAP”):

•	Operating Income;

•	Income Before Income Taxes; and

•	Net Income.

Non-GAAP Based Performance Target Measures:

The following Performance Target Measures are based on non-GAAP financial measures and are defined as follows:

“Adjusted Operating Income” is defined as operating income plus intangible amortization and depreciation expenses, adjusted for non-cash charges. Non-cash charges may include, without limitation, the impacts to operating income of changes in accounting principles or estimates or other unusual, infrequent non-cash items.

“Adjusted Income Before Income Taxes” means income before income taxes, adjusted for non-cash charges. Non-cash charges may include, without limitation, the impacts to income before income taxes of changes in accounting principles or estimates or other unusual, infrequent non-cash items.

“Adjusted Net Income” means net income, adjusted for non-cash charges. Non-cash charges may include, without limitation, the impacts to net income of changes in accounting principles or estimates or other unusual, infrequent non-cash items.

APPENDIX F

BLOCKBUSTER INC.

COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

(Effective July 20, 2004)

1. Establishment of Plan.

The Blockbuster Inc. Compensation Plan for Non-Employee Directors (the “Plan”) has been established by Blockbuster Inc. (the “Company”) for eligible members of the Company’s Board of Directors.

2. Non-Employee Director Compensation.

(a) Annual Retainer. Directors who do not serve as officers or employees of Viacom Inc. or the Company (“Eligible Directors”) are entitled to receive an annual retainer fee, in an amount established from time to time by the Company’s Board of Directors (the “Annual Retainer”), for membership on the Board of Directors. One-half of the Annual Retainer is payable in shares of the Company’s Class A Common Stock, $0.01 par value per share (“Common Stock”), that are non-transferable for one year after payment. That number of shares of Common Stock as nearly equal in value to one-fourth of the Annual Retainer will be issued semi-annually as soon as practicable on or after January 1 and July 1 of each year based on the closing price of a share of Common Stock on the date of issuance. The remaining one-half of the Annual Retainer will be paid in cash in arrears and in semi-annual installments on approximately June 30 and December 31 of each year.

(b) Meeting Fee. Eligible Directors are entitled to a per meeting fee for attendance at each meeting of the Board of Directors and for attendance at each committee meeting if such committee meeting is held on a different day from the day of a meeting of the Board of Directors, in such amounts as established from time to time by the Board of Directors. The meeting fees will be paid as soon as practicable following each meeting.

(c) Retainer for Committee Chairs. In addition to the compensation set forth above, the Chair of the Audit Committee and the Chair of the Senior Executive Compensation Committee are entitled to receive an additional annual retainer fee in such amounts as established from time to time by the Board of Directors. The annual retainer fees for committee Chairs will be paid in arrears and in semi-annual installments on approximately June 30 and December 31 of each year.

(d) Special Committee Compensation. In addition to the compensation set forth above, the Chair and other members of any special committee of the Board of Directors shall be entitled to receive such compensation as may be determined from time to time by the Board of Directors.

3. Shares of Common Stock Subject to the Plan.

The total number of shares of Common Stock that may be distributed under the Plan is 200,000. The shares of Common Stock will be made available from authorized but unissued Common Stock or from Common Stock issued and held in the treasury of the Company.

4. Amendment and Termination of the Plan.

The Board of Directors may amend the Plan from time to time as may be deemed to be in the best interests of the Company, provided that the Board of Directors may not, without approval of the stockholders of the Company, increase the number of shares of Common Stock that may be distributed under the Plan. The Board of Directors may suspend or terminate the Plan or any portion thereof at any time. Unless previously terminated pursuant to this Section 4, the Plan shall terminate on the tenth anniversary of the Effective Date (as defined below).

F-1

5. General Provisions.

(a) No Right to Serve as a Director. This Plan does not impose any obligations on the Company to retain any Eligible Director as a member of the Board of Directors nor does it impose any obligation on the part of any Eligible Director to remain as a member of the Board of Directors of the Company.

(b) Headings. The headings of sections and subsections herein are included solely for convenience of reference and do not affect the meaning of any of the provisions of the Plan.

(c) Governing Law. The Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

(d) Effective Date and Stockholder Approval. The Plan became effective upon its adoption by the Board of Directors and its approval by the stockholders of the Company on July 20, 2004 (the “Effective Date”).

F-2

APPENDIX G

BLOCKBUSTER INC.

AMENDED AND RESTATED

CHAIRMAN’S AWARD PLAN

(as amended and restated through July 20, 2004)

Purpose

The purpose of the Blockbuster Inc. Amended and Restated Chairman’s Award Plan (the “Plan”) is to benefit and advance the interests of Blockbuster Inc., a Delaware corporation (the “Company”), by encouraging and recognizing outstanding employee achievement and performance through awards of the Company’s Class A Common Stock, par value $0.01 per share (the “Common Stock”).

Eligibility

Subject to applicable rules and regulations of any governmental or other authority, awards may be granted to any employee of the Company or one of its subsidiaries who has been employed for a minimum of two years and who is (i) a U.S. corporate or distribution center employee who is not eligible for an annual incentive target of at least 10% of such employee’s annual base salary; (ii) an international corporate employee who is not eligible to participate in the annual international incentive plan; or (iii) a field employee classified below the district leader/manager level.

Award Criteria; Nomination Procedure

Awards will be based on the exhibition of outstanding performance in any or all of the following areas:

•	Customer Service
•	Entrepreneurship and Innovation
•	Team Spirit
•	Willingness to Teach Others

Each executive vice president of the Company will have the right to select one nominee from his or her respective area. Nominations will be reviewed by a selection committee designated from time to time by the Chairman of the Board of the Company. The selection committee will forward its recommendations to the Chairman of the Board, who will have the authority to determine which, if any, nominated employees will receive an award and the number of shares to be awarded at any given time. Subject to the limitations set forth herein, the Chairman of the Board will also have the authority to specify such other terms and conditions as he shall deem necessary and advisable in connection with any award.

G-1

Common Stock Subject to the Plan

The total aggregate number of shares of Common Stock that may be issued pursuant to the Plan (including shares previously reserved for issuance in connection with the Plan) shall be 22,500. The shares of Common Stock shall be made available from (i) authorized but unissued Common Stock; (ii) Common Stock issued and held in the treasury of the Company; or (iii) subject to such procedures as shall be specified by the Board, with Common Stock purchased on the open market.

No Rights to Awards or Continued Employment

No employee shall have any claim or right to receive an award. In addition, no grant of an award shall (i) be construed to confer upon any recipient the right to continue in the employment of the Company or any of its subsidiaries; or (ii) interfere with or restrict in any way the right of the Company or any subsidiary to discharge the recipient at any time.

Amendment and Termination

The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment will be effective without stockholder approval if such approval is required by law or under the rules of any stock exchange on which the Common Stock is listed. Unless previously terminated, the Plan shall terminate on the tenth anniversary of the Effective Date (as defined below).

Governmental Regulations; Taxes

The Plan shall be subject to all applicable rules and regulations of any governmental or other authority. The Company shall have the right to withhold any amount necessary, and/or make such other arrangements as it considers necessary, to satisfy any federal, state, local or other taxes required by law to be withheld with respect to any award.

Governing Law

The Plan and all rights with respect to the Plan shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without regard to conflicts of law principles and applicable federal law.

Effective Date

The Plan, as amended and restated, became effective upon its adoption by the Board of Directors and its approval by the stockholders of the Company on July 20, 2004 (the “Effective Date”).

G-2

APPENDIX H

BLOCKBUSTER INC.

AMENDED AND RESTATED

CHAIRMAN’S AWARD PLAN

(as amended and restated through July 20, 2004)

Purpose

The purpose of the Blockbuster Inc. Amended and Restated Chairman’s Award Plan (the “Plan”) is to benefit and advance the interests of Blockbuster Inc., a Delaware corporation (the ”Company”), by encouraging and recognizing outstanding employee achievement and performance through awards of the Company’s Class A Common Stock, par value $.01 per share (the “Common Stock”).

Eligibility

Subject to applicable rules and regulations of any governmental or other authority, awards may be granted to any employee of the Company or one of its subsidiaries who has been employed for a minimum of two years and who is (i) a U.S. corporate or distribution center employee who is not eligible for an annual incentive target of at least 10% of such employee’s annual base salary; (ii) an international corporate employee who is not eligible to participate in the annual international incentive plan; or (iii) a field employee classified below the district leader/manager level.

Award Criteria; Nomination Procedure

Awards will be based on the exhibition of outstanding performance in any or all of the following areas:

•	Customer Service
•	Entrepreneurship and Innovation
•	Team Spirit
•	Willingness to Teach Others

Each executive vice president of the Company will have the right to select one nominee from his or her respective area. Nominations will be reviewed by a selection committee designated from time to time by the Chairman of the Board of the Company. The selection committee will forward its recommendations to the Chairman of the Board, who will have the authority to determine which, if any, nominated employees will receive an award and the number of shares to be awarded at any given time. Subject to the limitations set forth herein, the Chairman of the Board will also have the authority to specify such other terms and conditions as he shall deem necessary and advisable in connection with any award.

H-1

Common Stock Subject to the Plan

The total aggregate number of shares of Common Stock that may be issued pursuant to the Plan (including shares previously reserved for issuance in connection with the Plan) shall be 22,500. The shares of Common Stock shall be made available from (i) authorized but unissued Common Stock; (ii) Common Stock issued and held in the treasury of the Company; or (iii) subject to such procedures as shall be specified by the Board, with Common Stock purchased on the open market.

No Rights to Awards or Continued Employment

No employee shall have any claim or right to receive an aware. In addition, no grant of an award shall (i) be construed to confer upon any recipient the right to continue in the employment of the Company or any of its subsidiaries; or (ii) interfere with or restrict in any way the right of the Company or any subsidiary to discharge the recipient at any time.

Amendment and Termination

The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment will be effective without stockholder approval if such approval is required by law or under the rules of any stock exchange on which the Common Stock is listed. Unless previously terminated, the Plan shall terminate on the tenth anniversary of the Effective Date (as defined below).

Governmental Regulations; Taxes

The Plan shall be subject to all applicable rules and regulations of any governmental or other authority. The Company shall have the right to withhold any amount necessary, and/or make such other arrangements as it considers necessary, to satisfy any federal, state, local or other taxes required by law to be withheld with respect to any award.

Governing Law

The Plan and all rights with respect to the Plan shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without regard to conflicts of law principles and applicable federal law.

Effective Date

The Plan, as amended and restated, became effective upon its adoption by the Board of Directors and its approval by the stockholders of the Company on July 20, 2004 (the “Effective Date”).

H-2

BLOCKBUSTER INC.

C/O EQUISERVE TRUST COMPANY N.A.

P.O. BOX 8927 EDISON, NJ 08818-8927

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example	BBI

The Board of Directors recommends that stockholders vote FOR each of the proposals. Please review carefully the Proxy

Statement delivered with this Proxy Card.

					FOR	AGAINST	ABSTAIN
BLOCKBUSTER INC.				2. Adoption of the Second Amended and Restated Certificate of Incorporation of Blockbuster Inc.	☐	☐	☐

1. Election of Class II Directors.				3. Approval of the Blockbuster Inc. Amended and Restated 1999 Long-Term Management Incentive Plan.	☐	☐	☐

	FOR ☐	WITHHELD ☐	Nominees: Michael D. Fricklas John L. Muething Sumner M. Redstone	4. Approval of the Blockbuster Inc. 2004 Long-Term Management Incentive Plan.	☐	☐	☐
				5. Approval of the Blockbuster Inc. Amended and Restated Senior Executive Short-Term Incentive Plan.	☐	☐	☐

☐				6. Approval of the Blockbuster Inc. Compensation Plan for Non-Employee Directors.	☐	☐	☐

	For, except vote withheld from the nominee(s) written above:			7. Approval of the Blockbuster Inc. Amended and Restated Chairman’s Award Plan.	☐	☐	☐

				8. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors.	☐	☐	☐
The Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature:                                                                       Date:                              Signature:                                                                       Date:

DETACH HERE

PROXY–ANNUAL MEETING OF STOCKHOLDERS

BLOCKBUSTER INC.

1201 Elm Street

Dallas, Texas 75270

This Proxy is Solicited on Behalf of the Board of Directors

P R O X Y

The undersigned hereby appoints John F. Antioco and Nigel Travis as Proxies, each with the power to act without the other and with full power of substitution and resubstitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Blockbuster Inc. that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Blockbuster Inc. to be held at The New York Palace Hotel, 455 Madison Avenue, Le Cirque 2000 in the L’Orangerie Room, New York, New York, on Tuesday, July 20, 2004, at 11:00 a.m. Eastern Time, upon such business as may properly come before the meeting or any adjournment thereof, including the matters set forth on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSALS 1 THROUGH 8 AND AT THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

(Continued and to be signed and dated on reverse side.)

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.